EXHIBIT 10.1
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                         STANDARD FORM OF OFFICE LEASE

       AGREEMENT OF LEASE, made as of this 22nd day of July, 1999, between W12/14 WALL ACQUISITION ASSOCIATES LLC ("OWNER" or "LANDLORD"), a New York limited liability company having an office c/o Stellar Management Co., 156 William Street, New York, New York 10038-11040, party of the first part, and THESTREET.COM, INC. ("TENANT"), a Delaware corporation, having an address at 2 Rector Street, New York, New York 10006, party of the second part.

       WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, the entire rentable area of the fourteenth (14th) and fifteenth (15th) floors as shown on the floor plan annexed hereto as Exhibit A and made a part hereof (hereinafter called the "PREMISES" or the "DEMISED PREMISES" or the "DEMISED PREMISES"), in the building known as 14 WALL STREET (hereinafter called the "BUILDING" or "BUILDING"), in the Borough of Manhattan, City of New York, for the term and at the rental set forth in Article 38 hereof.

       In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to owner as additional rent.

       The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

1.     RENT:  Tenant shall pay the rent as above and as hereinafter provided.

2. Intentionally omitted.

3. Intentionally omitted.

4. MAINTENANCE AND REPAIRS: Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs to the extent caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving by Tenant or at Tenant's direction of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question reasonably approved, in writing, by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and all building systems that service the demised premises, including without limitation, exhausts, water, plumbing, electrical, elevators, fire safety systems, heating, air conditioning and ventilation systems, but excluding the distribution of any of the foregoing within the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder upon becoming aware thereof. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof. Owner shall perform any repair required pursuant to this Article 4 promptly, with reasonable diligence under the circumstances and with reasonable efforts to avoid interference with Tenant's business. Landlord shall use commercially reasonable efforts to cause all work performed by Landlord pursuant to this Article to be performed in a manner so as to minimize interference with the conduct of Tenant's business in the Demised Premises, however nothing contained in this lease shall require Landlord to incur overtime costs or expenses or other bonus or incentive fees to perform work on a fast-track or expedited basis.

5. WINDOW CLEANING: Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

6. REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS: Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's manner of use thereof, or, with respect to the building if arising out of Tenant's manner of use of the premises or the building (including the type of business being conducted in the Demised Premises), as opposed to the mere occupancy for office purposes. Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's reasonable satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company reasonably satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for any property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to reasonably approve the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's reasonable judgment, to absorb and prevent vibration, noise and annoyance.

7. Intentionally omitted.

8. PROPERTY LOSS, DAMAGE REIMBURSEMENT INDEMNITY: Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or to the extent resulting from the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel selected by Tenant, subject to the reasonable approval of Owner. Owner agrees to obtain and maintain casualty and liability insurance in amounts and pursuant to policies normally maintained by owners of similar buildings in similar locations within the City of New York.

9. DESTRUCTION, FIRE AND OTHER CASUALTY: (a) If the demised or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease thirty (30) days after written notice from Owner that the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. (Notwithstanding the foregoing, unless the fire or casualty occurs during the last two years, Owner may not exercise its right of termination set forth in this Section
(d), unless it has exercised it right to terminate other leases in the Building in respect of at least fifty (50%) percent of rentable area of the 11th through 17th floors of the Building, when combined with the premises then demised under this lease and all other leases between Owner and Tenant.) Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume thirty (30) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. If any of the events described in this Section (d) occur, and Owner does not elect to terminate this lease as provided in this Section (d), then, within 90 days after such fire or other casualty, Owner shall deliver to Tenant a statement (the "CONTRACTOR'S STATEMENT") from a contractor, construction manager, architect or engineer, reasonably selected by Owner, that sets forth such contractor's, construction manager's, architect's or engineer's good faith estimate as to when the repairs described in Section (b) above will be substantially complete. The Contractor's Statement shall be without any representation or warranty on the part of, or recourse against, Owner or the person or entity that actually gives such statement, except for Tenant's right to terminate this lease as expressly hereinafter provided in the event that such statement is incorrect. Notwithstanding anything contained in this Article 9 to the contrary, (A) if such contractor, construction manager, architect or engineer estimates that the repairs described in Section (b) above will be substantially complete more than twelve (12) months after the date of the fire or other casualty, or (B) if such contractor, construction manager, architect or engineer estimates that such repairs will be substantially complete in no more than twelve (12) months after the date of the fire or other casualty, but such repairs are not substantially completed by the last day of the twelve (12) month period commencing on the date of the fire or other casualty, or within such period after such date (not exceeding three (3) months) as shall equal the aggregate period Landlord may have been delayed in doing so by adjustment of insurance, labor trouble, governmental controls, act of God, or any other cause beyond Landlord's reasonable control (such twelve (12) month period, as same may be so extending by up to an additional three (3) months, being hereinafter referred to as the "RESTORATION PERIOD"), or (C) if any such event occurs within the last twelve (12) months of the term of this lease, as such term may be extended pursuant to Article 60 below, then, provided said fire or other casualty was not caused by the act or omission of Tenant or any of Tenant's employees, agents or contractors, or by any person or entity claiming by, through or under Tenant, Tenant, as Tenant's sole right and remedy, may elect to terminate this lease by written notice to Landlord (such notice being hereinafter referred to as a "TENANT ARTICLE 9 TERMINATION NOTICE") given within fifteen (15) days after the date Tenant receives the Contractor's Statement, in the case of clause
(A), or within fifteen (15) days after the expiration of the Restoration Period, in the case of clause (B), or within fifteen (15) days of such fire or other casualty in the case of clause (C), TIME BEING OF THE ESSENCE WITH RESPECT TO ALL OF SUCH DATES, in which event, the term of this lease shall expire as fully and completely on the date which is thirty (30) days after the date on which Tenant gives Landlord the Tenant Article 9 Termination Notice, as if such date were the Expiration Date and Tenant shall forthwith quit, surrender and vacate the demised premises in accordance with the applicable provisions of this lease, without prejudice, however, to Landlord's rights and remedies against Tenant under the provisions of this lease in effect prior to such termination, and any fixed rent or additional rent owing shall be paid up to such date and any payments of fixed rent or additional rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. If Tenant fails to give Landlord the Tenant Article 9 Termination Notice in the manner and in the time period set forth above or if said fire or other casualty was caused by the act or omission of Tenant or any of Tenant's employees, agents or contractors, or by person or entity claiming by, through or under Tenant, or if such repairs are substantially completed by the last day of the thirty (30) day period commencing on the date that Tenant gives Landlord the Tenant Article 9 Termination Notice, then, notwithstanding anything contained in this Article 9 to the contrary, Tenant's right to terminate this lease shall be null and void, and of no further force or effect, and this lease shall continue in full force and effect, subject to the other provisions of this lease. (e) Nothing contained hereinabove shall relieve Tenant or Owner from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent that, such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

10. EMINENT DOMAIN: If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

11. Intentionally omitted.

12. ELECTRIC CURRENT: Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto.

13. ACCESS TO PREMISES: Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, upon reasonable notice (oral or written) to Tenant, accompanied by a representative of Tenant (provided that Tenant, at no cost to Owner, makes such representative available to Owner as such reasonable times), to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Landlord shall exercise reasonable diligence to perform all work described in this Article 13 in a manner so as to minimize to the extent possible interference with Tenant's operations, except that nothing contained in this lease shall require Owner to incur overtime costs or expenses or other bonus or incentive fees to perform work on a fast-track or expedited basis.

14. VAULT, VAULT SPACE, AREA: No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

15. OCCUPANCY: Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work or latent defect, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

16. BANKRUPTCY: (a) Anything else in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor which, for such a case that is commenced by a person or entity other than Tenant (or a person or entity that controls, is controlled by or is under common control with, Tenant), is not dismissed within sixty (60) days after the commencement of such case; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

       (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

17. DEFAULT: (1) If Tenant defaults in fulfilling any of the covenants of this lease including the covenants for the payment of rent or additional rent; or if the demised premises become abandoned; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss.235 of Title 11 of the U.S. Code (bankruptcy code); then, in any one or more of such events, upon Owner serving upon Tenant a written ten (10) day notice for a default in the payment of fixed rent or additional rent (as such terms are hereinafter defined), or a written thirty (30) day notice for all other defaults under this lease (such other defaults being hereinafter referred to as "NON-MONETARY DEFAULTS") specifying the nature of the default and upon the expiration of said ten (10) day or thirty (30) day period, as the case may be, if Tenant shall have failed to comply with or remedy such default, or if the Non-Monetary Default complained of shall be of a nature that the same cannot be completely cured or remedied within said thirty (30) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided. Notwithstanding anything contained in this Section 17(1) to the contrary, if Tenant fails to execute and deliver the statement described in Article 54 below within the thirty
(30) day period set forth therein, and Tenant shall have failed to execute and deliver such statement within ten (10) days after the giving to Tenant of notice of such failure, Owner may serve the written three (3) days' notice of cancellation of this lease as set forth above, and Tenant shall have no right to extend such ten (10) day cure period.

       (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

18. REMEDIES OF OWNER AND WAIVER OF REDEMPTION: In case of any such default (after the giving of any required notice and the expiration of any applicable cure period), re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed as to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease (after the giving of any required notice and the expiration of any applicable cure period), or otherwise.

19. FEES AND EXPENSES: If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may (after the giving of any required notice and the expiration of any applicable cure period) or (in the case of an emergency) immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default (after the giving of any required notice and the expiration of any applicable cure period) or (in the case of an emergency) by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within thirty (30) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

20. BUILDING ALTERATIONS AND MANAGEMENT: Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building provided that access to the demised premises and the Building is not materially or unreasonably reduced or materially or unreasonably adversely affected thereby and the usable floor area of the demised premises is not reduced (except to a de minimis extent), and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants. Landlord agrees to use reasonable efforts to perform all alterations, additions or improvements described in this Article 20 in a manner so that such work shall not interfere with Tenant's access to the demised premises or materially or unreasonably reduce the usable square footage of the demised premises, unless otherwise required by applicable law, however nothing contained in this lease shall require Landlord to incur overtime costs or expenses or other bonus or incentive fees to perform work on a fast-track or expedited basis.

21. NO REPRESENTATIONS BY OWNER: Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the demised premises and is thoroughly acquainted with their condition and, except as otherwise expressly specified in Section 41A, agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

22. END OF TERM: Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all of its property that Tenant is required to remove pursuant to the terms of this lease. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

23. QUIET ENJOYMENT: Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised and the Roof Space upon Tenant also paying the Use Fee, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof.

24. Intentionally omitted.

25. NO WAIVER: The failure of Owner or Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or the failure of Owner to insist upon the strict performance of any of the Rules and Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner or payment by Tenant of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner or Tenant unless such waiver be in writing signed by Owner or Tenant, as the case may be. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agents shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

26. WAIVER OF TRIAL BY JURY: It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

27. INABILITY TO PERFORM: This Lease and the obligations of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no ways be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever, including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

28. Intentionally omitted.

29. Intentionally omitted.

30. CAPTIONS: The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

31. DEFINITIONS: The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

32. ADJACENT EXCAVATION-SHORING: If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

33. RULES AND REGULATIONS: Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be provided in Article 57 of this lease. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within thirty (30) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. In the event of a discrepancy between the Rules and Regulations and the terms of this lease, the terms of this lease shall govern. Owner agrees to enforce all Rules and Regulations against the tenants of the building in a uniform manner.

34. Intentionally omitted.

35. Intentionally omitted.


36. SUCCESSORS AND ASSIGNS: The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

37. CONFLICTS: In the event of any conflict between the provisions of this Rider and the printed portion of this lease, the provisions of this Rider shall control.

38. TERM; RENTAL :

              A. The term of this lease for which the demised premises are hereby leased, shall commence on the date hereof (hereinafter referred to as the "COMMENCEMENT DATE"), and shall expire on the date (hereinafter referred to as the "EXPIRATION DATE") which is the last day of the fourth
(4th) calendar month following the calendar month in which occurs the tenth
(10th) anniversary of the Commencement Date, or shall expire on such earlier date upon which said term may expire or be cancelled or terminated pursuant to any of the conditions or covenants of this lease or pursuant to law. If either party requests the other party to enter into an agreement fixing the Commencement Date, the Substantial Completion Date and the Expiration Date, the parties shall execute and deliver a recordable supplementary agreement fixing the Commencement Date, the Substantial Completion Date and the Expiration Date, in form reasonably satisfactory to both parties, but either party's failure to make such request or either party's failure to execute or deliver such agreement shall in no way affect such dates.

       B. The "RENTS" reserved under this lease, for the term thereof, shall be and consist of:

              (a)    "FIXED RENT" of:

                     (i)    $1,939,644.00 per year ($161,637.00 per month)
for the period (the "FIRST RENT PERIOD") commencing on the Commencement Date and ending on the last day of the calendar month immediately preceding the calendar month in which occurs the second (2nd) anniversary of the Commencement Date, both dates inclusive;

                     (ii)   $2,008,917.00 per year ($167,409.00 per month)
for the three (3) year period (the "SECOND RENT PERIOD") commencing on the date next succeeding the last day of the First Rent Period; and

                     (iii)  $2,147,463.00 per year ($178,955.00 per month)
for the period (the "THIRD RENT PERIOD") commencing on the date next succeeding the last day of the Second Rent Period and continuing thereafter through the remainder of the initial term of this lease, all of which Tenant covenants and agrees to pay in equal monthly installments in advance of the first day of each and every calendar month during the term of this lease, except that together with its execution and delivery of this lease, Tenant shall pay the sum of $161,637.00, to be applied against the first monthly installment(s) of fixed rent becoming due under this lease; and

              (b) "ADDITIONAL RENT" consisting of all such other sums of money as shall become due from and payable by Tenant to Landlord hereunder (for default (after the giving of any required notice and after the expiration of any applicable cure period), in payment of which Landlord shall have the same remedies as for a default (after the giving of any required notice and after the expiration of any applicable cure period), in payment of fixed rent), all to be paid to Landlord at its office, or such other place, or to such agent and at such place, as Landlord may designate by notice to Tenant, in lawful money of the United States of America.

       C. Tenant shall pay the fixed rent and additional rent herein reserved promptly as and when the same shall become due and payable, without demand therefor and without any abatement, deduction or set-off whatsoever except as expressly provided in this lease.

       D. If the Commencement Date occurs on a day other than the first day of a calendar month, the fixed rent for such calendar month shall be prorated and the balance of the first month's fixed rent theretofore paid shall be credited against the next monthly installment of fixed rent.

       E. Each and every covenant contained in this Article shall be deemed separate and independent, and not dependent on any other term of this lease for the use and occupancy of the demised premises by Tenant, and the performance of any such term shall not be considered to be for rent or other payment for use of the demised premises. It is understood that the consideration for the covenants in this Article is the making of this lease, and the damages for failure to perform same shall be in addition to and separate and independent of the damages accruing by reason of default in observing any other term of this lease.

       F. Notwithstanding anything contained in this Article to the contrary, but provided Tenant is not then, and continues thereafter not to be during the Free Rent Period (as hereinafter defined), in default (after the giving of any required notice and after the expiration of any applicable cure period) under any of the terms, covenants or conditions in this lease on Tenant's part to observe, perform or comply with, Tenant shall not be obligated to pay the first 120 days of fixed rent payable under this lease. The date which is the 121st day after the Commencement Date is hereinafter referred to as the "RENT COMMENCEMENT DATE," and the period commencing on the Commencement Date and ending on the date next preceding the Rent Commencement Date is herein defined as the "FREE RENT PERIOD."

39.    ADJUSTMENTS OF RENTS:

       A.     For purposes of Sections A-E of this Article:

              (a) "TAXES" shall mean the real estate taxes, assessments and special assessments imposed upon the Building and the land on which the Building is situated (hereinafter called the "LAND"). If, at any time during the term of this lease, the methods of taxation prevailing on the Commencement Date shall be altered so that, in lieu of, or as a substitute for the whole or any part of the taxes, assessments, levies, impositions, or charges now levied, assessed, or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed (i) a tax, assessment, levy, imposition, or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, (ii) a tax, assessment, levy, imposition, or charge measured by, or based in whole or in part upon, the demised premises and imposed upon Landlord, or (iii) a license fee measured by the rents payable by Tenant to Landlord, then all such taxes, assessments, levies, impositions, or charges, or the part thereof so measured or based, shall be deemed to be included within the term Taxes for the purposes hereof.

              (b) "TAX YEAR" shall mean the fiscal year for which Taxes are levied by the governmental authority.

              (c) "BASE TAXES" shall mean the Taxes for the 1999/2000 Tax Year, as finally determined.

              (d) "TENANT'S PROPORTIONATE SHARE" shall mean 7.508%.

              (e) "TAX PAYMENT" shall mean Tenant's Proportionate Share multiplied by the amount, if any, by which the Taxes for the subject Tax Year exceeds the Base Taxes, but in no event shall the Tax Payment be less than zero.

              (f) "TENANT'S PROJECTED TAX PAYMENT" shall mean for the 2000/2001 Tax Year, 7% of the Base Taxes, multiplied by Tenant's Proportionate Share, and for the immediately following Tax Year and each and every Tax Year thereafter, 107% of the Tax Payment for the Tax Year immediately preceding the subject Tax Year, which Tenant's Projected Tax Payment shall be applied to the Tax Payment for the subject Tax Year, as more particularly provided in subsection B(b) below.

       B. (a) Commencing with the 2000/2001 Tax Year, and continuing thereafter throughout the balance of the term of this lease, Tenant shall pay, as additional rent, the Tax Payment for such Tax Year and for each and every Tax Year thereafter that occurs (in whole or in part) during the term of this lease, as more particularly provided in subsection C(a) below.

              (b) On account of Tenant's obligations to pay the Tax Payment, commencing on the later of the Commencement Date and July 1, 1999 and continuing thereafter throughout the balance of the term of the this lease, Tenant shall pay, in equal monthly installments, the Tenant's Projected Tax Payment for the 2000/2001 Tax Year and for each and every Tax Year thereafter that occurs (in whole or in part) during the term of this lease. Tenant's Projected Tax Payment(s) shall be set forth in a statement furnished to Tenant, which statement shall be accompanied by a copy of the tax bill for the Tax Year immediately preceding the subject Tax Year and shall set forth Landlord's calculation of the Tenant's Projected Tax Payment for the subject Tax Year. As of the first (1st) day of each and every Tax Year occurring during the term of this Lease, the Tenant's Projected Tax Payment shall be automatically adjusted in accordance with Section A(f) above.

       C. (a) After Landlord receives the tax bill for the subject Tax Year, Tenant shall be furnished with a statement, which statement shall be accompanied by the tax bill for the subject Tax Year and shall set forth the Tax Payment for the subject Tax Year; the amount of Tenant's Projected Tax Payments paid by Tenant for the subject Tax Year; the amount of any overpayment or underpayment of the Tax Payment (i.e., the difference between the Tax Payment and the amount of Tenant's Projected Tax Payment paid by Tenant); and Landlord's calculation of the Tenant's Projected Tax Payment for the next Tax Year, which Tenant's Projected Tax Payment shall be paid in accordance with Section B above. If such statement indicates an underpayment of the Tax Payment, Tenant shall pay to Landlord the amount of the underpayment within ten (10) days after it is furnished with such statement. If such statement indicates an overpayment of the Tax Payment, Landlord, at Landlord's option, shall either refund promptly the overpayment to Tenant, or apply the overpayment to the next installment of the Tenant's Projected Tax Payment or fixed rent due under this lease; provided that if such statement is furnished to Tenant after the expiration of the term of this lease, and no default under this lease on the part of Tenant is then uncured, Landlord shall refund such overpayment to Tenant within thirty (30) days after the furnishing of such statement.

              (b) Notwithstanding the foregoing, at such times that the Landlord's lender does not require Landlord to make monthly payments on account of Taxes, or at such times that there is no mortgage encumbering the Building, Tax Payments may be payable by Tenant when Landlord's payments of Taxes are payable to the taxing authorities. In such event: (i) after Landlord receives the tax bill for the subject Tax Year, Tenant shall be furnished with a statement, accompanied by a copy of such tax bill, indicating the Taxes for the subject Tax Year, the Base Taxes and the Tax Payment for the subject Tax Year. Tenant shall pay the Tax Payment within thirty (30) days after Landlord gives the corresponding Tax Statement to Tenant; or (ii) if Taxes are payable by Landlord in installments, Tenant shall pay the portion of the Tax Payment that corresponds to the first
(1st) of such installments within such thirty (30) day period, and shall pay the balance of the Tax Payment at least thirty (30) days prior to the date on which the next installment of the Taxes are due and payable by Landlord without penalty or interest; or (iii) if Landlord has not received a bill for Taxes for a subject Tax Year at the time when any Taxes are due, Tenant shall pay Taxes within thirty (30) days after Landlord makes a written request for such Tax Payment.

              (c) Each statement furnished under this Section C above is hereinafter called a "TAX STATEMENT." Every Tax Statement furnished to Tenant shall be conclusive and binding upon Tenant, unless Tenant shall notify Landlord within ninety (90) days after its receipt of such statement that it disputes the correctness of the computations made therein, specifying the particular respects in which such computations are claimed to be incorrect. Pending the resolution of such dispute, Tenant shall pay any additional rent due in accordance therewith, but such payment shall be without prejudice to Tenant's position. If the dispute shall be resolved in Tenant's favor, Landlord shall, within ten (10) days after Tenant's demand therefor, pay Tenant the amount of Tenant's overpayment of rents, if any, resulting from compliance with the disputed Tax Statement, plus, (if such overpayment exceeded the amount finally determined to be payable by more than ten percent (10%) of the amount actually payable by Tenant), interest on the amount overpaid, at the Applicable Rate (hereinafter defined), from the date Landlord receives Tenant's dispute notice to the date of reimbursement.

       D. (a) Notwithstanding the fact that the aforesaid increase in rent is measured by an increase in taxes, such increase is additional rent and shall be paid by Tenant as herein provided regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any taxes by reason of Tenant's diplomatic or other tax exempt status or for any other reason whatsoever.

              (b) In no event whatsoever shall the fixed rent be reduced below the fixed rent initially set forth in Section 38B, except as otherwise expressly provided in Article 58 below.

              (c) In the event that the holder of any superior mortgage or the lessor of any superior lease (as such terms are defined in Article 50 hereof) shall require advance payments from Landlord on account of Taxes, then Tenant will pay Tenant's Proportionate Share of any amounts required to be paid in advance by Landlord with the holder of the superior mortgage or the lessor of the superior lease to the extent that such payments made by Landlord exceed the Base Taxes. Any payments to be made by Tenant under this subsection (c) shall be made on the later (i) of thirty (30) days after Landlord issues a statement therefor or (ii) thirty (30) days prior to the date Landlord is required to make such payments to the holder of the superior mortgage or the lessor of the superior lease.

       E. Only Landlord shall be eligible to institute tax reduction or other proceedings to reduce Taxes. Landlord shall institute such proceedings as Landlord (in good faith, but otherwise in its sole judgment) deems advisable to minimize the Taxes. If Landlord is successful in any such reduction proceedings and obtains a refund or a reduction in Taxes for periods during which Tenant has paid or is obligated to pay a Tax Payment, then, after deducting its expenses, including without limitation, attorneys' fees and disbursements in connection with such refund, reduction or other benefit to Tenant, and either (a) Landlord shall return Tenant's Proportionate Share of each refund to Tenant or, (b) if a reduction in Taxes is obtained prior to the date Tenant is required to pay the Tax Payment, the Taxes for the subject Tax Year shall be deemed reduced by such reduction.

       F.     OPERATING EXPENSES.  For purposes of this Article:

              (a) "OPERATING EXPENSES" shall mean all expenses incurred by Landlord in connection with the operation, maintenance and repair of the Building, or as a result of Landlord's compliance with any of its obligations hereunder, including, without limitation, the following: (i) salaries, wages, medical, surgical and general welfare benefits, (including group life insurance) pension payments and other fringe benefits of employees of Landlord engaged in the operation and maintenance of the Building, (ii) payroll taxes, workmen's compensation, uniforms and dry cleaning for the employees referred to in subdivision (i); (iii) the cost of all charges for steam, heat, ventilation, air conditioning and water (including sewer rental) furnished to the Building and/or used in the operation of all of the service facilities of the Building (except to the extent reimbursed to Landlord directly by Tenant or other tenants of the Building (other than through provisions similar to this Article 5)), and the cost of all charges for electricity furnished to the public and service areas of the Building and/or used in the operation of all of the service facilities of the Building including any taxes on any of such utilities;
(iv) the out-of-pocket cost for rent, casualty, war risk insurance (if obtainable from the United States government) and of liability insurance for the Building, but only to the extent actually obtained; (v) the cost of all building and cleaning supplies for the common areas of the Building and charges for telephone for portions of the Building not leased to or occupied by tenants or available for occupancy; (vi) the cost of all charges for management, security, cleaning and service contracts for the Building (if no managing agent is employed by Landlord, there shall be included in Operating Expenses as a management expense a sum equal to 2.5% of all rents, additional rents and other charges collected from non-retail/non-restaurant tenants or other permitted occupants of the Building); (vii) the cost of rentals of capital equipment designed to result in savings or reductions in Operating Expenses, but only to the extent of such savings and reductions, as reasonably determined by Landlord, in the Operational Year in which such costs are incurred; and
(viii) the cost incurred in connection with the maintenance and repair of the Building, including the sidewalks and curbs adjacent thereto, and for the removal of snow and ice from said sidewalks and curbs. Operating Expenses shall not include: (A) administrative wages, fringe benefits and salaries for employees of Landlord above the grade of building manager; (B) renting commissions; (C) franchise taxes or income taxes of Landlord; (D) Taxes; (E) costs of preparing any space in the Building for occupancy by a tenant, including costs for tenant improvements; (F) interest and amortization under mortgages; (G) expenditures for capital improvements, except for capital improvements (1) which under generally acceptable accounting principles, or such other accounting standard then being used by Landlord with the approval of its mortgage lender, are expensed or regarded as deferred expenses, (2) which are required by law enacted after the date hereof, or (3) which are designed to result in a saving in the amount of Operating Expenses, but only to the extent of such savings, as reasonably determined by Landlord, in the Operational Year in which such costs are incurred, the cost of such capital improvements, in all three (3) cases, to be amortized on a straight line basis, over the shortest period permitted under generally acceptable accounting principles, or such other accounting standard then being used by Landlord with the approval of its mortgage lender (as reasonably determined by Landlord), with an interest factor, per annum, equal to two (2%) percent above the prime rate of Citibank, N.A. at the time of Landlord's having incurred said expenditure (such annual interest factor being herein referred to as the "APPLICABLE RATE"); (H) legal, accounting and auditing fees, (including, without limitation, those incurred in connection with leasing, sales, financing or refinancing or disputes with current or prospective tenants), except such fees as are reasonably incurred in connection with the operation of the Building and the land on which is located or are incurred to abate a nuisance which benefits substantially all the tenants of the Building, or which are incurred in connection with (1) the preparation of statements required pursuant to additional rent or rental escalation provision, and (2) protesting (or seeking a refund or reduction of) Taxes (to the extent not included in Taxes); (I) the cost incurred by Landlord in performing work or furnishing any service to or for a tenant of space in the Building (including Tenant) for which a separate charge is paid, including, without limitation, the supply of overtime air-conditioning, ventilation and heating, and extra cleaning services; (J) costs incurred with respect to removal or encapsulation or other treatment of hazardous material (including, without limitation, asbestos containing materials) as defined under any present state, federal or local laws relating to the environment;
(K) costs of placing the common areas of the Building (including, without limitation, core bathrooms) in compliance with the ADA in effect on the date hereof, but only to the extent the ADA in effect on the date hereof requires such compliance on the date hereof or on a future date; (L) amounts paid to any affiliate of Landlord materially in excess of then current market rates; (M) damages resulting from Landlord's breach of its legal or contractual obligations, unless such failure is caused by the failure of Tenant or another tenant to meet its corresponding obligations (e.g., failure to pay taxes, defaults under non-occupancy leases or agreements, etc); (N) contributions to political or charitable organizations; (O) the cost of any judgment, settlement, or arbitration award resulting from any liability of Landlord, any affiliate of Landlord or Landlord's agents acting within the scope of their agency, which is the result of negligence, willful misconduct or fraud (other than a liability for amounts otherwise includable in Operating Expenses hereunder) and all expenses incurred in connection therewith;(P) transfer, gains, excise, franchise, inheritance, estate, occupancy, personal property, succession, gift, corporation, unincorporated business, gross receipts, profit and income taxes imposed upon Landlord; (Q) costs incurred with respect to a sale or transfer of all or any portion of the Building or any interest therein or in any person or entity of whatever tier owning an interest therein; (R) lease takeover or take back costs incurred by Landlord in connection with leases in the Building; (S) costs, which would otherwise be and Operating Expense, for which (and to the extent) Landlord is actually reimbursed through the proceeds of insurance or for which Landlord would have been compensated by insurance had it carried the coverage required under this lease; (T) costs otherwise included in Operating Expenses, to the extent reimbursed to Landlord directly by Tenant or other tenants (other than through provisions similar to this Article 5); (U) ground rent or any other payments paid under superior leases (other than in the nature of rent consisting of Taxes or Operating Expenses and other payments which, independent of a superior lease, would constitute an Operating Expense hereunder); (V) depreciation, amortization and other non-cash expenses except as provided for herein; (W) costs of acquiring, leasing, insuring, restoring, removing or replacing works of art; and (X) costs of installing, operating, or maintaining any special facility, such as an observatory, luncheon club, parking lot, or athletic or recreational club in the Building. No item of expense shall be counted more than once as an inclusion in or an exclusion from, Operating Expenses or if an item or expense is separately charged to Tenant it shall not be duplicated in Operating Expenses. In determining the amount of Operating Expenses for the Base Operational Year or any subsequent Operational Year, if less than ninety-five percent (95%) of the Building's rentable area shall have been occupied by tenant(s) at any time during the Base Operational Year or such subsequent Operational Year, as the case may be, Operating Expenses shall be determined for the Base Operational Year or such subsequent Operational Year to be an amount equal to the Operating Expenses which would normally be expected to have been incurred had such occupancy been ninety-five percent (95%) throughout the Base Operational Year or such subsequent Operational Year. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would constitute an Operating Expense) to a tenant or other occupant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be determined to be incurred during such period by Landlord as if it had at its own expense furnished such work or services to such tenant or other occupant.

              (b) "OPERATIONAL YEAR" shall mean each calendar year or part thereof occurring during the term of this lease.

              (c) "BASE OPERATIONAL YEAR" shall mean calendar year 1999.

              (d) "BASE OPERATING EXPENSES" shall mean Operating Expenses for the Base Operational Year.

              (e) "TENANT'S OPERATIONAL PROPORTIONATE SHARE" shall mean
7.508%.

              (f) "OPERATING PAYMENT" shall mean Tenant's Operational Proportionate Share multiplied by the amount, if any, by which the Operating Expenses for the subject Operational Year exceeds the Base Operating Expenses, but in no event shall the Operating Payment be less than zero.

              (g) "TENANT'S PROJECTED OPERATING PAYMENT" shall mean, for the 2000 Operational Year, 7% of the Base Operating Expenses, multiplied by Tenant's Operational Proportionate Share, and for the immediately following Operational Year and each and every Operational Year thereafter, 107% of the Operating Payment for the Operational Year immediately preceding the subject Operational Year, which Tenant's Projected Operating Payment for the subject Operational Year, as more particularly provided in subsection G(b) below.

       G. (a) Commencing with the 2000 Operational Year, and continuing thereafter throughout the balance of the term of this lease, Tenant shall pay, as additional rent, the Operating Payment for such Operational Year and for each and every Operational Year thereafter that occurs (in whole or in part) during the term of this lease, as more particularly provided in Section H below.

              (b) On account of Tenant's obligation to pay the Operating Payment, commencing on the later of the Commencement Date and the first day of the 2000 Operational Year (such later date being hereinafter referred to as the "FIRST PROJECTED OPERATING PAYMENT DATE"), and continuing thereafter throughout the balance of the term of this lease, Tenant shall pay, in equal monthly installments, the Tenant's Projected Operating Payment for the 2000 Operational Year and for each and every Operational Year thereafter that occurs (in whole or in part) during the term of this lease. Tenant's Projected Operating Payment(s) shall be set forth in a statement furnished to Tenant, which statement shall set forth Landlord's calculation of the Tenant's Projected Operating Payment for the subject Operational Year. As of the first (1st) day of each and every Operational Year occurring during the term of this lease, the Tenant's Projected Operating Payment shall be automatically adjusted in accordance with Section F(g) above.

              (c) If the Commencement Date is after the first day of the 2000 Operational Year, then, together with the first payment of the Tenant's Projected Operating Payment, Tenant shall pay in a lump sum, retroactive to the first day of the 2000 Operational Year, the amount of Tenant's Projected Operating Payment that would have been payable had the Commencement Date occurred on the first day of the 2000 Operational Year.

              (d) If a statement setting forth the Tenant's Projected Operating Payment is not furnished to Tenant by the First Projected Payment Date, then Tenant shall not be obligated to pay the first payment of Tenant's Projected Operating Payment until it has been furnished with such statement, and together with such first payment, Tenant shall make all retroactive payments of the Tenant's Projected Operating Payment that would have been payable had Tenant been furnished with such statement by the First Projected Operating Payment Date, together with the lump sum retroactive payment referred to in subsection (c) above, all as set forth in such statement.

       H. After Landlord has calculated the Operating Expenses for the subject Operational Year, Tenant shall be furnished, within sixty (60) days after the end of such Operational Year, with a statement, which statement shall set forth the actual Operating Payment for the subject Operational Year, within sixty (60) days after the end of such Operational Year; the amount of Tenant's Projected Operating Payments paid by Tenant for the subject Operational Year; the amount of any overpayment or underpayment of the Operating Payment (i.e., the difference between the Operating Payment and the amount of Tenant's Projected Operating Payment paid by Tenant); and Landlord's calculation of the Tenant's Projected Operating Payment for the next Operational Year, which Tenant's Projected Operating Payment shall be paid in accordance with subsection G(b) above. If such statement indicates an underpayment of the Operating Payment, Tenant shall pay to Landlord the amount of the underpayment within ten (10) days after it is furnished with such statement. If such statement indicates an overpayment of the Operating Payment, Landlord, at Tenant's option, shall either refund promptly the overpayment to Tenant, or apply the overpayment to the next installment of the Tenant's Projected Operating Payment or fixed rent due under this lease.

              (b) Each statement furnished under this Section H is hereinafter called an "OPERATING STATEMENT." Every Operating Statement furnished to Tenant shall be conclusive and binding upon Tenant, unless Tenant shall notify Landlord within ninety (90) days after its receipt of such statement that it desires an audit of Landlord's books relevant to the Operating Statement subject to Tenant's dispute. If Tenant so notifies Landlord of its desire to audit, Landlord agrees, at no cost or expense to Landlord, to grant Tenant reasonable access to those books and records of Landlord relevant to Landlord's Operating Expenses charged to Tenant being disputed for the purpose of verifying Operating Expenses incurred by Landlord in the Operational Year in question and the comparison with the prior Operating Year (provided Tenant shall have no right to dispute the Operating Expenses charged to Tenant for such prior Operating Year) and to have and make copies of any and all bills and vouchers relating to such dispute. Tenant agrees that Tenant will not employ, in connection with any review or dispute under this lease, any person who is to be compensated, in whole or in part, on a contingency fee basis and that any review or audit on behalf of Tenant shall be conducted only by Tenant's regular certified public accountant or by a "Big 5" accounting firm (other than such firm or firms then representing Landlord). In connection with any such review, audit or dispute, Tenant and its representatives shall execute and deliver to Landlord a confidentiality agreement, in form and substance reasonably satisfactory to Landlord and Tenant, whereby such parties agree not to disclose to any third party (other than as required by law or to such party's attorneys and other consultants in connection with such dispute who shall agree to not disclose such information to any third party) any of the information obtained in connection with such review or audit, or the substance of any admissions or stipulations by any party in connection therewith, or of any resulting reconciliation, compromise or settlement. Pending the resolution of such dispute by agreement or arbitration, Tenant shall pay any additional rent due in accordance with the Operating Statement in question, but such payment shall be without prejudice to Tenant's position. Within thirty (30) days after Landlord has made its books available to Tenant, Tenant shall notify Landlord pursuant to written notice if Tenant disputes the correctness of the calculations made therein, specifying the particular respects in which such computations are claimed to be incorrect. Within thirty (30) days after such notice to Landlord, Tenant may submit its dispute to arbitration if such dispute shall not theretofore be settled by agreement between Landlord and Tenant. If the dispute shall be resolved in Tenant's favor, Landlord shall, within ten
(10) days after Tenant's demand, pay Tenant the amount of Tenant's overpayment of rents, if any, resulting from compliance with the disputed Operating Statement, and if such overpayment exceeded the amount finally determined to be payable by more than ten percent (10%) of the amount finally determined to be payable by Tenant for such Operational Year, Landlord shall pay to tenant the reasonable cost of the audit plus interest on the amount overpaid, at the Applicable Rate, from the date Landlord receives Tenant's dispute notice to the date of reimbursement.

40.    USE:

       A. (a) Tenant shall use and occupy the demised premises for executive and general offices and for purposes ancillary to Tenant's use of the demised premises as executive and general offices for its internet based news service, to the extent such use is permitted by the certificate of occupancy for the Building and not otherwise prohibited by the provisions of this lease, including without limitation: a health fitness facility for the sole use of Tenant's employees; a broadcast studio not open to the public; and a pantry kitchen containing a refrigerator, dishwasher, microwave oven, sink, ice maker and related kitchen equipment and vending machines, all for the sole use of Tenant's employees and business guests, the warming or reheating of food in said microwave oven being permitted, but under no circumstances shall the cooking of food be permitted in the demised premises. Tenant hereby acknowledges that Landlord has made no representation or warranty as to whether such use is so permitted or otherwise permitted or whether the demised premises are suitable for such use.

              (b) Notwithstanding anything in this lease to the contrary, no portion of the demised premises shall be used for any of the following uses: (i) bowling alley, (ii) arcade, (iii) night club or discotheque, (iv) any "second hand," store, (v) any fire sale, bankruptcy sale (unless pursuant to a court order) or auction house operation, (vi) any massage parlor or adult book store or other establishment selling items of a pornographic nature, (vii) any establishment selling drug paraphernalia,
(viii) any unlawful use, (ix) any drug rehabilitation clinic, (x) any manufacturing use, (xi) any off track or other betting establishment, (xii) any laundromat, (xiii) any funeral parlor, (xiv) animal raising or storage, or (xv) warehouse use.

       B. If any governmental license or permit, other than the Building's existing certificate of occupancy or a form ACP-5, which Landlord shall obtain in connection with the initial preparation of the demised premises for Tenant's occupancy, shall be required for the proper and lawful conduct of Tenant's business in the demised premises, or any part thereof, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit.

       C. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the demised premises, or do or permit anything to be done in the demised premises, (i) in violation of any superior mortgage the provisions of which Tenant has received notice, or (ii) in violation of the Certificate of Occupancy for the demised premises or for the Building.

41.    TENANT'S WORK:

       A. (a) Tenant acknowledges that it has made a full and complete inspection of the demised premises, and Tenant agrees to accept same on the Commencement Date in their present "as-is" condition, except for the performance of Landlord's Work described on EXHIBIT B. Prior to the Commencement Date, Landlord, at no cost to Tenant, shall remove all asbestos and asbestos containing materials from the demised premises to the extent required to be removed under applicable law. Landlord agrees to deliver to Tenant a so-called original form ACP-5 in respect of the demised premises prior to Tenant obtaining its building permits. Except as set forth herein, Tenant acknowledges that neither Landlord, nor Landlord's agent, has made any representations or promises in regard to the demised premises. The opening for business by Tenant in the demised premises shall be conclusive evidence as against Tenant that the demised premises were in good and satisfactory condition at the time such possession was taken. Tenant's failure, refusal or inability to open for business in the demised premises shall not be deemed evidence that the demised premises were not in good or satisfactory condition.

              (b) Any installations, materials and work which may be undertaken by or for the account of Tenant to equip, decorate and furnish the demised premises for Tenant's for Tenant's initial occupancy thereof (hereinafter referred to as "TENANT'S WORK") shall be performed by Tenant, at Tenant's sole cost and expense in accordance with the terms, covenants and conditions set forth in this lease, including, without limitation,
Article 42 hereof.

              (c) In connection with Tenant's Work, Tenant shall be permitted (subject to the applicable provisions of this Lease) to use the area above any hung ceiling of the floor below the demised premises and similar areas outside of the demised premises for the installation of plumbing or poke through electrical devices and similar items as Tenant may reasonably require.

              (d) Landlord acknowledges that the 14th and 15th floors are currently non re-entry floors for all fire stairs. Landlord agrees not to reprogram the 14th or 15th floor unless required to do so by changes in governmental requirements.

              (e) Landlord's rules and regulations for tenant's work to the contrary notwithstanding, Landlord acknowledges that, in connection with Tenant's Work, it shall require one (1) hour rated demising and corridor walls with 3/4 hour doors, for sprinklered multi-tenant floors in compliance with applicable codes, and that two (2) hour and one and one half (1 1/2) hour rated doors shall not be required.

       B. (a) Landlord agrees to pay to Tenant, in accordance with, and subject to, the provisions of this Section B, an amount not to exceed the lesser of (i) the cost for Tenant to perform all items of Tenant's Work in the demised premises (including architectural, engineering, expediter and inspection fees, and fees for all municipal and other permits, licenses and approvals (hereinafter referred to as "SOFT-COSTS"), all to the extent that same are directly related to the Tenant's Work (as opposed to being related to furniture, furnishings or other non-"hard cost" items) and do not exceed, in the aggregate, ten (10%) percent of the Construction Payment (as hereinafter defined)), other than the cost of items which constitute Tenant's personal property and which are removable by Tenant from the demised premises on the Expiration Date, and (ii) $2,424,555.00, (such lesser amount being hereinafter referred to as the "CONSTRUCTION PAYMENT"), provided that at the time Landlord is otherwise obligated to make such payment of the Construction Payment or any portion thereof, Tenant is not in breach or default of any of the terms, covenants and conditions of this lease on Tenant's part to observe, perform or comply with. Pursuant to EXHIBIT B attached hereto, Landlord has agreed to perform certain Electrical Upgrading Work, the cost of which shall be subject to the approval of Tenant prior to the commencement of such work, which approval shall not be unreasonably withheld or delayed by Tenant, and which approval shall be deemed given if Tenant does not respond to Landlord's request therefor within five (5) days after Landlord gives such request to Tenant. In the event Landlord expends more than $70,000.00 to perform such Electrical Upgrading Work (such additional amount being referred to as the "EXCESS AMOUNT"), the Excess Amount shall be deducted from the Construction Payment otherwise payable to Tenant hereunder.

              (b) Subject to the provisions of this Section, Landlord hereby agrees to make periodic payments of portions of the Construction Payment to Tenant as Tenant's Work progresses, in accordance with the terms and conditions hereinafter set forth (the "CONSTRUCTION PAYMENT
CONDITIONS"):

                     (i) Tenant shall submit to Landlord from time to time, but not more often than once per month, requisitions (herein referred to as "TENANT'S REQUEST") for such periodic payment with respect to the portion(s) of Tenant's Work performed subsequent to the immediately preceding Tenant's Request, the form of which Tenant's Request shall be designated by Landlord, together with the following:

                            (x)    copies of invoices from the contractors and
subcontractors who performed the portions of Tenant's Work referred to in such Tenant's Request, and from the materialmen and suppliers who supplied the materials and supplies referred to in such Tenant's Request;

                            (y)    a certificate from Tenant's architect and
general contractor or construction manager that such portion of the Tenant's Work has been substantially completed in accordance with the plans and specifications theretofore approved by Landlord; and an updated title report and violations search, prepared by a reputable title company licensed to do business in New York, or such other evidence reasonably acceptable to Landlord, indicating that there are no violations or liens pending as a result of such portion of the Tenant's Work; and

                            (z)    unconditional lien waivers from  each
contractor, subcontractor, materialman and supplier to the extent of the amount previously paid to such parties as provided in previous Tenant's Requests and conditional lien waivers (i.e., conditioned upon payment only) from each contractor, subcontractor, materialman and supplier to the extent of the amount to be paid to such parties as provided in the current Tenant's Request;

                     (ii) The unfunded portion of the Construction Payment is sufficient to complete the then unpaid Tenant's Work, and evidence thereof in the form of Tenant's bank statements reflecting such sufficiency, which bank statements shall certified as to their accuracy by a principal officer of Tenant, or such other evidence, all of which is reasonably satisfactory to Landlord, has been submitted to Landlord; and

                     (iii) Such portion of the Tenant's Work has been performed in substantially compliance with the applicable provisions of this lease.

              (c) Promptly following each Tenant's Request together with the aforesaid accompanying documentation, Landlord shall have the right to enter the demised premises for the purpose of verifying that such portion of Tenant's Work covered by Tenant's Request has been performed substantially in accordance with the plans and specifications theretofore approved by Landlord, either by Landlord's architect or by an independent architect retained by Landlord at Tenant's sole cost and expense. If said architect shall provide such verification, then, provided the Construction Payment Conditions have been, and remain, satisfied, within twenty (20) days after Landlord's receipt of Tenant's Request together with the accompanying documentation set forth above, Landlord shall pay to Tenant the "Percentage Payment" (as such term is hereinafter defined) with respect to the amounts shown on such Tenant's Request for the portions of Tenant's Work reflected thereon. For purposes hereof, the "PERCENTAGE PAYMENT" shall mean ninety (90%) percent of the amounts shown on such Tenant's Request, for portions of Tenant's Work reflected thereon. The balance of the Construction Payment, if any, after the completion of Tenant's Work, shall be paid to Tenant in accordance with the terms and conditions set forth in paragraph (d) below.

              (d) Subject to the provisions of this Section, Landlord hereby agrees to pay the unfunded portion of the Construction Payment, in accordance with the terms and conditions hereinafter set forth (the "FINAL CONSTRUCTION PAYMENT CONDITIONS"):

                     (i) After the completion of the Tenant's Work, Tenant shall submit to Landlord a requisition (herein referred to as the "FINAL REQUEST") for such unfunded portion of the Construction Payment, the form of which Final Request shall be designated by Landlord, together with the following:

                            (w)    copies of paid receipted invoices from the
contractors and subcontractors who performed the Tenant's Work, and from the materialmen and suppliers who supplied the materials and supplies referred to in the Final Request (other than those invoices previously submitted to Landlord pursuant to subsection (b) above);

                            (x)    a certificate  from  Tenant's  architect and
general contractor or construction manager that (1) all Tenant's Work has been completed in accordance with the plans and specifications theretofore approved by Landlord; and (2) there are no violations or liens pending as a result of any of the Tenant's Work;



                            (y)    lien  waivers from each contractor,
subcontractor, materialman and supplier to the extent of the amount paid to such parties (other than those invoices previously submitted to Landlord pursuant to subsection (b) above); and

                            (z)    in respect of all Tenant's Work, as-built
drawings sign-offs and inspection reports, and, if Landlord requests, copies of balancing reports, operating manuals, maintenance logs, and warranties and guaranties, shall be made available to Landlord for its review at reasonable times upon reasonable notice; and

                     (ii) All Tenant's Work has been performed in material compliance with the applicable provisions of this lease.

              (e) Promptly following the Final Request together with the aforesaid accompanying documentation, Landlord shall have the right to enter the demised premises for the purpose of verifying that all of the Tenant's Work has been completed and performed substantially in accordance with the plans and specifications theretofore approved by Landlord, either by Landlord's architect or by an independent architect retained by Landlord at Tenant's sole cost and expense. If said architect shall provide such verification, then, provided the Final Construction Payment Conditions have been, and remain, satisfied, within thirty (30) days after Landlord's receipt of the Final Request together with the accompanying documentation, Landlord shall pay to Tenant the unfunded portion of the Construction Payment (such unfunded portion being hereinafter referred to as the "FINAL PAYMENT").

              (f) In no event shall the sum of the Percentage Payments and the Final Payment exceed the lesser of (i) $2,494,555.00 and (ii) the cost for Tenant to perform all items of Tenant's Work in the demised premises.

42.    TENANT'S CHANGES:

       A. Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent in each instance, except as otherwise expressly permitted in this Article.

       B. With Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed, Tenant may, from time to time during the term of this lease, at its sole expense, make such alterations, additions, installations, substitutions, improvements and decorations (hereinafter collectively called "NONSTRUCTURAL CHANGES") in and to the interior of the demised premises that are not structural in nature, that do not result in, or require, an amendment to, or modification of, the certificate of occupancy for the Building, and that do not otherwise affect the structural parts or integrity of the Building and do not affect the proper functioning of the Building's utilities, systems or services, as Tenant may reasonably consider necessary for the conduct of its business therein, on the following conditions:

              (a) the outside appearance or strength of the Building shall not be affected;

              (b) no part of the Building outside of the demised premises shall be physically affected; and

              (c) the proper functioning of any of the mechanical, electrical, sanitary and other service systems of the Building shall not be adversely affected, and the usage of such systems by Tenant shall not be increased.

Notwithstanding the foregoing, after the completion of Tenant's Work, Landlord's consent shall not be required for Nonstructural Changes to the demised premises that do not require any permits requiring the signature or certification of Landlord, the aggregate cost of which, when combined with the costs of all other Changes (as hereinafter defined) to the demised premises not then completed and fully paid for, is less than $100,000.00, and (such Nonstructural Changes being herein referred to as "LIMITED NONSTRUCTURAL CHANGES"). For the purposes of the preceding sentence, the cost of furniture, furnishings and movable work stations shall not be included in computing the cost of Changes in question.

       C. Tenant shall not make any alterations, additions, installations, substitutions, improvements or decorations (hereinafter collectively referred to as "STRUCTURAL CHANGES") (i) outside the demised premises; (ii) in or to the exterior of the demised premises; (iii) in or to the interior demised premises that are structural in nature or that otherwise affect the structural integrity or parts of the Building or that affect the proper functioning of any of the Building's utilities, systems or services, or
(iv) which result in, or require, an amendment to, or modification of, the certificate of occupancy for the Building, without Landlord's prior written approval in each instance, which approval may be withheld by Landlord in its absolute and sole discretion.

       D. Nonstructural Changes and/or Structural Changes (collectively, "CHANGES") shall only be performed in accordance with and subject to, this Article and the other applicable provisions of this lease.

       E. (a) Landlord acknowledges that Tenant intends to install Supplemental Units and the Installations (as such terms are hereinafter defined) and to perform the Electrical Upgrading Work (collectively, "ADDITIONAL TENANT'S WORK") as part of the Tenant's Work.

              (b) Before commencing any Change (except for Limited Nonstructural Changes), Tenant, at its sole cost and expense, shall prepare and submit to Landlord for Landlord's approval, reasonably detailed plans and specifications therefor, which approval shall not be unreasonably withheld or delayed for any Additional Tenant's Work or Nonstructural Changes described therein. The cost and expense reasonably incurred and/or paid by Landlord in connection with the review of said plans and specifications (and all revisions thereto), and the inspection of the work in respect thereof, by Landlord and Landlord's architects, engineers and other consultants and professionals shall be reimbursed by Tenant to Landlord (as additional rent) within ten (10) days after Landlord's demand therefor, Tenant hereby agreeing that neither Landlord's approval of plans or specifications, nor its inspection of such work, nor its right to inspect such work, shall impose upon Landlord any obligation or liability whatsoever with respect thereto, including, without limitation, any obligation or liability that might arise as a result of such work not being performed in accordance with applicable laws and requirements or with the plans and specifications approved by Landlord or otherwise. Landlord may, as a condition of its approval, require Tenant to make revisions in and to the plans and specifications and to post a bond or other security reasonably satisfactory to Landlord to insure the completion and payment of the Change in question. Tenant shall not use, employ or retain any contractor or mechanic, or permit the use, employment or retention of any subcontractor, that has not been first approved by Landlord, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, for all Changes (including all Tenant's Work) involving electrical equipment or wiring, heating, ventilation and/or air-conditioning systems or equipment, or plumbing equipment or systems, Tenant may only use contractors and subcontractors approved by Landlord which approval will not be unreasonably withheld. If within ten (10) business days after Landlord receives Tenant's plans and specifications (or any requested revisions thereto), Landlord fails to respond to Tenant's request for Landlord's approval thereof (whether by granting or denying such approval or by requesting revisions to such plans and specifications), Tenant shall give to Landlord a second (2nd) notice (the "SECOND NOTICE") notifying Landlord that if within five (5) business days after Landlord's receipt of the Second Notice Landlord fails to respond to Tenant's request for such approval, such failure shall be deemed the granting of such approval. If Landlord fails to respond to the Second Notice within such five (5) business day period (whether by granting or denying such approval or by requesting revisions to such plans and specifications), such approval shall be deemed given.

              (c) Before commencing any Limited Nonstructural Change, Tenant, at its sole cost and expense, shall prepare and submit to Landlord reasonably detailed plans and specifications therefor, provided however Landlord shall have no right to approve such plans and specifications.

       F. Before commencing any Change, Tenant shall, at its expense, obtain all permits, notices, approvals and certificates (collectively, "Permits") required by all governmental and quasi-governmental authorities for the commencement and prosecution of such Changes, and, upon completion, for the final approval of such Changes, and shall cause Tenant's Changes to be performed in compliance therewith, as well as with all applicable laws and requirements of public authorities and all applicable requirements of insurance bodies, in a good and workmanlike manner, using new materials and equipment of a quality and class at least equal to the original installations in the Building. Duplicates of all such permits, notices, approvals and certificates shall be delivered to Landlord before commencing such Changes, and upon the completion thereof, as the case may be. Landlord agrees to reasonably cooperate with Tenant, at Tenant's sole cost and expense, in connection with Tenant's Permit applications, and, with respect to such plans and specifications that Landlord has approved or which have been deemed approved pursuant to Section 42E, to promptly execute any documents requiring Landlord's signature in connection with Tenant obtaining the Permits. Changes shall be performed in such a manner as not to unreasonably interfere with or delay, and (unless Tenant shall indemnify Landlord therefor to the Landlord's reasonable satisfaction) as not to impose any additional expense upon Landlord in, the maintenance or operation of the Building. Throughout the performance of all Changes, Tenant shall, at its expense, carry, or cause to be carried, worker's compensation insurance in statutory limits and general liability insurance and personal and property damage insurance for any occurrence in or about the Building as set forth in Article 49 of this lease. All such insurance policies shall name Landlord and its agents, as parties insured, and be in such limits as required by Article 49 hereof. Tenant shall furnish Landlord with certificate(s) of insurance evidencing that such insurance is in effect before the commencement of any Changes and, on request, at reasonable intervals thereafter during the continuance of the Changes.

       G. Tenant shall, at its expense and with diligence and dispatch, procure the cancellation or discharge of all notices of violation arising from, or otherwise connected with, the Changes that shall be issued by the Department of Buildings or any other public or quasi-public authority having or asserting jurisdiction (unless such was caused solely by acts or omissions of Landlord or its agents). Tenant shall defend, indemnify and save Landlord harmless from and against all mechanic's and other liens filed in connection with the Changes or for any other work claimed to have been done for, or materials furnished to, Tenant, whether or not done or furnished pursuant to this Paragraph, including, without limitation, the liens of any security interest in, conditional sales of, or chattel mortgages upon, any materials, fixtures or articles so installed in and constituting part of the demised premises, and against all costs, expenses and liabilities incurred or paid in connection with any such lien, security interest, conditional sale, or chattel mortgage or any action or proceeding brought thereon. Tenant, at its expense, shall satisfy or discharge all such liens, and remove same from the record, within thirty (30) days after Landlord makes written demand therefor. Notwithstanding the foregoing, Landlord acknowledges that Tenant may obtain purchase money financing for Tenant's personal property located at the demised premises, limited to movable trade fixtures (not in any way attached or affixed to the demised premises), equipment, furnishings and moveable office furniture, and agrees that such purchase money lender shall be permitted to place a lien on such personal property; provided, however, in no event shall such lien extend to leasehold improvements or fixtures that are installed in and constitute part of the demised premises or to Landlord's interest in the Building.

       H. No Change shall be done in a manner that would: (i) create any work stoppage, picketing, labor disruption, or dispute; (ii) violate Landlord's union contracts affecting the land and/or Building; (iii) unreasonably interfere with the business of Landlord or any tenant or occupant of the Building. In the event of the occurrence of any condition described above arising from Tenant's exercise of any of its rights pursuant to the provisions of this Article, Tenant shall, immediately upon notice from Landlord, cease the manner of exercise of such right giving rise to such condition. In the event that Tenant fails to cease such manner of exercise of its rights as aforesaid, Landlord, in addition to any rights available to it under this lease, at law or equity, and shall have the right to injunction without notice. Tenant shall make all arrangements for, and pay all expenses incurred in connection with, use of the freight elevators servicing the demised premises and loading docks servicing the Building. Tenant acknowledges that (x) Tenant's use of such freight elevator and loading docks are non-exclusive and subject to scheduling by Landlord, (y) if Tenant's use of such loading docks or the use of such freight elevator for transporting materials, supplies, equipment, machinery, furniture or furnishings will, in Landlord's reasonable opinion, disrupt the operation of the Building (including the normal use of the freight elevators) or cannot be scheduled during the Freight Elevator Hours (as defined in Section 46A below), then Tenant will only be permitted to use such freight elevator and loading docks during certain times other than during the Freight Elevator Hours on business days, in which event Tenant shall be obligated to pay for such overtime usage at Landlord's then established rates, and (z) that there may be times when minimum usage of the freight elevator is required, such as on weekend days. Notwithstanding the foregoing, there shall be no charge for the use of the freight elevators servicing the demised premises (a) in connection with and prior to the substantial completion of Tenant's Work, such period not to exceed one (1) year, and for Tenant's initial move (not to exceed three (3) days) into the demised premises, (1) from 6:00 a.m. to 8:00 a.m. on business days, and during the Freight Elevator Hours on business days to transport construction materials in connection with Tenant's Work and (2) "after hours" for Tenant's move in and (b) for all other purposes during regular hours.

       I. All fixtures and all paneling, partitions, railings and like installations (COLLECTIVELY, "INSTALLMENTS"), installed in the demised premises at any time, either by Tenant or by Landlord on Tenant's behalf, shall, upon installation, become the property of Landlord at the expiration or earlier termination of this lease. Nothing in this paragraph shall be construed to give Landlord title to or to prevent Tenant's removal of Installations, trade fixtures, moveable office furniture and equipment, but upon removal of any of such from the demised premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the demised premises to the condition existing prior to installation, and repair any damage to the demised premises or the Building due to such removal. All property permitted or required to be removed by Tenant at the end of the term of this lease that remains in the demised premises shall be deemed abandoned and may be retained as Landlord's property or removed from the demised premises by Landlord, at Landlord's expense. Notwithstanding the foregoing, at the expiration or the earlier termination of this lease, Tenant shall surrender the demised premises in good and tenantable condition so that the demised premises may be used for executive and general office use by another tenant upon such expiration or earlier termination. If Tenant constructs a new staircase between the 14th and 15th floors, Tenant shall, upon Landlord's request, remove such new staircase prior to the expiration or sooner termination of the lease, at Tenant's expense, and shall repair and restore the demised premises to the condition existing prior to such installation. At no time shall Tenant have the obligation to remove the existing internal staircase between the 14th and 15th floors of the Building.

43.    HAZARDOUS MATERIALS; ADA; CLASS E SYSTEM:

       A. (a) Tenant shall not cause or permit "Hazardous Materials" (as defined below) to be used, transported, stored, released, handled, produced or installed in, on or from the demised premises or the Building, except that Tenant may use and store such de minimis Hazardous Materials as are customarily used and stored by office tenants, provided such usage and storage is permitted by, and is in compliance with, all applicable laws. The term "HAZARDOUS MATERIALS" shall, for the purposes hereof, mean any flammable, explosive or radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material, as now or hereafter defined as a hazardous material or a hazardous substance by any federal, state or local law, ordinance, rule or regulation, now or at any time hereafter in effect, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing ("ENVIRONMENTAL LAWS"). In the event of a breach of the provisions of this Article, Landlord shall, in addition to all of its rights and remedies under this lease and pursuant to law, require Tenant to remove any or all of such Hazardous Materials from the demised premises or the Building in the manner prescribed for such removal by all requirements of law. Except as otherwise provided in Section 41A, Tenant acknowledges that Landlord has made no representation, warranty, covenant or agreement with respect to the existence, removal, encapsulation or other treatment or remediation of Hazardous Materials, and that Landlord shall not in any way be liable for the existence of any Hazardous Materials or be obligated to remove, encapsulate or otherwise treat or remediate same. The provisions of this Article shall survive the expiration or sooner termination of this lease.

       (b) Except for Hazardous Materials used, transported, stored, released, handled, produced or installed by Tenant or any person or entity claiming by, through or under Tenant (including, its agents, sublessees, Licensees, affiliates or employees) to the extent that any Hazardous Materials are present in the demised premises during the term of this lease, removal, encapsulation or other remediation of such Hazardous Materials is required by Environmental Laws, then Landlord, as its sole obligation and liability with respect thereto, and at its sole cost and expense, shall take all measures necessary to comply with such Environmental Laws with respect to such Hazardous Materials. Tenant agrees to use its best efforts to minimize any contact or interference with any such Hazardous Materials.

       B. Notwithstanding anything to the contrary contained in this lease, Tenant agrees that it shall be solely responsible, at its expense, except as expressly set forth on EXHIBIT B, to cause the entire demised premises to be, and to remain throughout the term hereof, in compliance with the provisions of the Americans With Disabilities Act of 1990 and any municipal laws, ordinances and rules of like import, and any regulations adapted and amendments promulgated pursuant to any of the foregoing (hereinafter referred to collectively as the "ADA"), and Landlord shall have no obligation whatsoever in connection therewith. Within ten (10) days after receipt, Tenant shall advise Landlord in writing, and provide Landlord with copies of, any notices alleging violations of the ADA relating to any portion of the demised premises; any claims made or threatened in writing regarding non-compliance with the ADA and relating to any portion of the demised premises; or any governmental or regulatory actions or investigations instituted or threatened regarding non-compliance with the ADA and relating to any portion of the demised premises.

       C. Notwithstanding anything to the contrary contained in this lease, and except as expressly set forth in EXHIBIT B, Tenant agrees, at its sole cost and expense, to (a) install the Class E fire safety system within the demised premises (the "CLASS E SYSTEM"), (b) connect same to the Building's Class E fire safety system, and (c) thereafter maintain the Class E System within the demised premises in compliance with all laws or requirements of public authorities. Landlord shall have no obligation whatsoever in connection with any Tenant caused Class E compliance or otherwise in connection with the Class E System within the demised premises. Landlord's Class E system contractor for the Building shall provide the necessary service to repair and maintain Tenant's Class E system in the demised premises and Tenant shall pay to Landlord, within thirty (30) days after Landlord's written demand as additional rent, the reasonable monthly cost of providing such service to the demised premises. Landlord shall maintain the Building's Class E system outside of and up to the demised premises in compliance with all laws and requirements of public authorities.

44.    ELECTRICITY:

       A. Subject to the terms of Section F of this Article, Landlord shall furnish electrical service to the demised premises for lighting the same and for the operation of normal office equipment (such as such as personal computers and printers, photocopying machines and telephone facsimile machines) therein. Notwithstanding the foregoing, however, Tenant agrees that Landlord shall not in any wise be liable or responsible to Tenant for any loss, damage, or expense that Tenant may sustain or incur, and Landlord shall not otherwise be liable or responsible, if either the quantity or character of electrical service is changed, is no longer available, or is unsuitable for Tenant's requirements or the utility company providing electrical service to the Building is unable to provide sufficient electrical power to the Building, unless caused by Landlord's gross negligence or willful misconduct.

       B. Tenant covenants and agrees that, at all times, its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation thereof and Landlord agrees that Tenant's use of up to twelve (12) watts per usable square feet (connected load) of electricity in the demised premises shall not cause such capacity to be exceeded and acknowledges that Tenant intends to use up to such electrical capacity in the demised premises. Tenant shall, at its expense, and as part of Tenant's Work be responsible for providing risers adequate to bring such capacity to the demised premises, and subject to Tenant's compliance with Article 41 with regard to Tenant's Work, Landlord agrees to reasonably cooperate with Tenant in connection therewith, including providing Tenant access to the Building's electric service. Tenant shall comply with the rules and regulations of the Landlord in connection with such work. In connection therewith, Tenant expressly agrees that all installations, alterations and additions of and to the electrical fixtures, appliances or equipment within the demised premises shall be subject to Landlord's prior written approval in each instance, and, if such approval shall be given, rigid conduit only shall be permitted. If, in connection with any request for such approval, Landlord shall, in its reasonable judgment, determine that the risers of the Building servicing the demised premises shall be insufficient to supply Tenant's electrical requirements with respect thereto, Tenant shall, at the sole cost and expense of Tenant, install any additional feeder(s) that Landlord shall deem necessary with respect thereto, provided, however, that, if Landlord shall determine, in its sole judgment, that the same will cause permanent damage or injury to the Building or to the demised premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expense, or interfere with, or disturb, the other tenants or occupants of the Building, then Landlord shall not be obligated to permit Tenant to make such installation, and Tenant shall not make the installation, alteration, or addition with respect to which Tenant requested Landlord's consent. In addition to the installation of such riser or risers, Landlord will also, at the sole cost and expense of Tenant, install all other equipment necessary and proper in connection therewith, subject to the aforesaid terms and conditions. All of the aforesaid costs and expenses are chargeable and collectible as additional rent, and shall be paid by Tenant to Landlord within thirty (30) days after rendition of any bill or statement to Tenant therefor. Notwithstanding the foregoing, Landlord hereby approves the Electrical Upgrading Work.

       C. Landlord shall, at Tenant's sole cost and expense, install one or more meters to measure the amount of Usage (as hereinafter defined). Where more than one meter measures the amount of Usage, Usage through each meter shall be computed separately and billed in accordance with the provisions of this Article.

       D. For purposes of this Article:

                     (i) "USAGE" shall mean actual usage of electricity as measured by the aforesaid metering system for each calendar month or such other period as Landlord shall determine during the term of this lease and shall include the quantity and peak demand (kilowatt hours and kilowatts);

                     (ii) "LANDLORD'S RATE" shall mean the service classification (including all surcharges, demand charges and rates, energy charges and rates, fuel adjustment charges, time of day charges and other charges, adjustments and sums payable in respect thereof) pursuant to which Landlord then purchases electric current for the Building from the utility company supplying electric current to the Building, in effect from time to time during the term of this lease, which shall be utilized as the rate structure for the determination of "Tenant's Cost" (as hereinafter defined);

                     (iii) "TENANT'S COST" shall mean an amount equal to the sum of Usage multiplied by 107% of Landlord's Rate.

       E. Not more than once a month, Landlord shall furnish Tenant with an invoice indicating the period during which the Usage was measured and the amount of Tenant's Cost payable by Tenant to Landlord for such period. Within twenty (20) days after receipt of each such invoice, Tenant shall pay the amount of Tenant's Cost set forth thereon to Landlord as additional rent. In addition, if any tax is imposed upon Landlord by any municipal, state or federal agency or subdivision with respect to the purchase, sale or resale of electrical energy supplied to Tenant hereunder, Tenant covenants and agrees that, where permitted by law, Tenant's Proportionate Share of such taxes shall be passed on to, included in the bill to and paid by, Tenant to Landlord, as additional rent.

       F. Provided that it is physically possible for Tenant to receive electric current in the demised premises directly from the public utility company serving the area in which the Building is located, Landlord may discontinue the aforesaid service upon thirty (30) days' notice to Tenant without being liable to Tenant therefor and without in any way affecting this lease or the liability of Tenant hereunder, and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule, or regulation now or hereafter enacted, promulgated, or issued. In the event that Landlord gives such notice of discontinuance, Landlord shall permit Tenant to receive such service directly from such public utility company and shall permit Landlord's wires and conduits, to the extent available, suitable and safely capable, to be used for such purpose. Any additional wires, conduits, or other equipment necessary and proper in connection therewith shall be installed by Landlord in accordance with the terms of, and subject to the conditions contained in this Article. In the event that Landlord exercises its rights under this Section F, then:
(i) Tenant shall contract for such electrical service directly with the said public utility for all of Tenant's electric current requirements and
(ii) Landlord shall have no obligation to furnish electric current to Tenant or the demised premises. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity, of substantially the same quantity, quality and character as Landlord is obligated to furnish under Section A of this Article, shall be installed by Landlord: (1) at Landlord's expense, if Landlord shall have discontinued furnishing electricity to the demised premises voluntarily, or (2) at Tenant's expense, if Landlord shall have been compelled to discontinue furnishing electricity to the demised premises by reason of any act or omission of Tenant, or (3) at the equal expense of Landlord and Tenant if such discontinuance shall have been by compulsion of law or of any rule or regulation and not by reason of any act or omission of Tenant.

       G. Upon not less than ten (10) business days prior written notice to Landlord, and not more than once annually, Tenant shall have the right to review and examine invoices received by Landlord from the utility company providing electric service to the Building pertaining to the prior twelve
(12) month period at Landlord's New York City offices during Landlord's normal business hours. Every such invoice furnished to Tenant shall be conclusive and binding upon Tenant, unless Tenant shall notify Landlord within ninety (90) days after its examination of such invoices that it disputes the correctness of the computations made therein, specifying the particular respects in which such computations are claimed to be incorrect. Pending the resolution of such dispute, Tenant shall pay any additional rent due in accordance therewith, but such payment shall be without prejudice to Tenant's position. If the dispute shall be resolved in Tenant's favor, Landlord shall, within thirty (30) days after Tenant's demand therefor, pay Tenant the amount of Tenant's overpayment of rents, if any, resulting from compliance with the disputed invoice(s), plus interest at the Applicable Rate if Tenant's overpayment was ten percent (10%) or more of the payment actually required.

45.    HEAT AND AIR-CONDITIONING:

       A. Use of the demised premises, or any part thereof, in a manner exceeding the design conditions (including occupancy and connected electrical load) specified for the Building's HVAC systems or rearrangement of partitioning which interferes with normal operation of the heat, ventilation and air-conditioning in the demised premises, may require changes in the Building's HVAC systems. Such changes, so occasioned, shall be made by Tenant, at its expense, subject to Landlord's prior written approval of such changes, which approval may be withheld for any reason. Tenant shall not make any change, alteration, addition or substitution to the Building's HVAC systems without Landlord's prior written approval, which may be withheld for any reason. Tenant shall keep or cause to be kept closed all windows in the demised premises whenever the heating service, air-conditioning service or ventilation is being provided. In addition, Tenant agrees at all times to cooperate fully with Landlord and to abide by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of the Building's HVAC systems.

       B. For the purposes of this lease:

              (a)    "HEATING SEASON" shall mean October 16 through May 14;

              (b) "COOLING SEASON" shall mean May 15 through October 15;

              (c) "BUSINESS DAYS" shall mean Mondays through Fridays, except such days as are observed by the State or Federal government as legal holidays and those days designated as holidays by the applicable building service union employees contract;

              (d) "REGULAR HOURS" shall mean the hours between 8:00 A.M. to 6:00 P.M. on business days and until 1:00 p.m. on Saturday; and

              (e) "AFTER HOURS" shall mean, with respect to heating service, any time other than regular hours during the Heating Season, and with respect to air-conditioning service, any time other than regular hours during the Cooling Season.

       C. In accordance with, and subject to, the provisions of this Article, Landlord shall furnish heat to the demised premises (the "HEATING SERVICE") and air-conditioning to the demised premises (the "AIR-CONDITIONING SERVICE"), both through the perimeter units presently located in the demised premises. The systems through which Landlord so supplies such heating and air-conditioning to the demised premises, as well as ventilation, are herein referred to as the "BUILDING HVAC SYSTEMS."

       D. At no additional cost to Tenant, but subject to energy conservation requirements of governmental authorities, Landlord shall furnish heating service during regular hours during the Heating Season and air-conditioning service during regular hours during the Cooling Season. Subject to all of the applicable provisions of this lease, including, but not limited to, Article 27 above, and Section 46 below (a) during regular hours during the Cooling Season, the Building's central air conditioning system shall be capable of maintaining a maximum interior temperature of 76 degrees F when exterior conditions are 93 degrees F dry bulb and 74 degrees F wet bulb, provided that Tenant has not exceeded an average occupancy of one person per 100 usable square feet or the average electrical demand load in excess of 4 watts per usable square foot, and (b) during regular hours during the Heating Season, the Building's central heating system in the demised premises shall be capable of maintaining a minimum interior temperature of 72 degrees F with exterior conditions of 11 degrees F dry bulb, and (c) the Building's ventilation system shall be capable of providing fresh air in quantities as required by New York City Building Code and shall be in operation for this purpose during regular hours. If Tenant shall require after hours heating service during the Heating Season, or after hours air-conditioning service during the Cooling Season, or ventilation at any time other than during regular hours during either the Heating Season or the Cooling Season, Landlord shall furnish such after hours heating service, air-conditioning service, or ventilation, as the case may be, but only upon at least one (1) business day's prior notice and Tenant shall pay, as additional rent and within ten (10) days after Landlord's demand therefor, Landlord's actual cost for providing such services (including labor and depreciation). The current charges for such services are set forth on EXHIBIT G attached. Notwithstanding anything contained in this lease which may be deemed to the contrary, Landlord shall have no obligation to furnish after hours air-conditioning service during the Heating Season, and Landlord shall have no obligation to furnish after hours heating service during the Cooling Season.

       E. Tenant, at Tenant's sole cost and expense may, furnish and install one (1) or more condenser water cooled air-handling units (collectively, the "CONDENSER WATER SUPPLEMENTAL UNITS") in the demised premises of no more than ten (10) tons, in the aggregate for the entire demised premises, to provide supplemental air-conditioning to the demised premises, and to install one (1) or more chilled water cooled air-handling units (collectively, the "CHILLED WATER SUPPLEMENTAL UNITS") in the demised premises of no more than eighty (80) tons, in the aggregate for the entire demised premises, to provide supplemental air-conditioning to the demised premises. The Condenser Water Supplemental Units and the Chilled Water Supplemental Units shall be collectively referred to herein as the "SUPPLEMENTAL UNITS". Tenant's obligations under this Section shall include furnishing, designing, installing and distributing the ductwork related to the Supplemental Units and installing meters (the "BTU METERS") measuring the use of chilled water and condenser water by the Supplemental Units. Neither the Supplemental Units, nor any of their related facilities, equipment, machinery or ducts shall be installed outside the demised premises. Landlord shall have the right, but not the obligation, at its expense, to monitor and/or supervise the installation, maintenance and repair of the Supplemental Units and all such facilities, equipment, machinery and ducts, and Tenant shall, at its expense, follow all reasonable instructions of Landlord relating to such installation, maintenance and repair. The Supplemental Units and all facilities, equipment, machinery and ducts installed in connection with the Supplemental Units, shall be installed in accordance with, and subject to,
Article 42 and the other applicable provisions of this lease.

       F. The Supplemental Units and all facilities, equipment, machinery and ducts installed in connection therewith shall be operated by Tenant at Tenant's sole cost and expense. Tenant shall control the hours of operation of the Supplemental Units, however, Tenant, immediately upon Landlord's request, shall stop service of the Supplemental Units when necessary, by reason of accident or emergency or when necessary to maintain, or make repairs to, the Supplemental Units, the Building or any of the Building's systems, including, without limitation, the Building's HVAC systems. Tenant shall operate the Supplemental Units in compliance with all applicable laws, orders and regulations, including, but not limited to, the New York State Energy Conservation Code, as the same may be from time to time amended. Tenant shall indemnify and save Landlord harmless from and against all costs, expenses, fines, penalties, liabilities and damages which may be imposed upon Landlord by reason of Tenant's (or its contractors, subtenants, licensees, agents, servants, invitees or visitors) failure to comply with the provisions of the preceding two sentences. The Supplemental Units and other facilities, machinery and equipment shall be supplied with electricity measured and paid for by Tenant as provided in Article 44 hereof.

       G. Tenant shall, at its expense, properly and continuously maintain, repair and cause any and all replacements of the Supplemental Units and all facilities, equipment, machinery and ducts installed in connection therewith. Tenant's obligation to maintain the Supplemental Units shall include, but not be limited to, the periodic cleaning and/or replacement of filters, replacement of fuses and belts, the calibration of thermostats and all startup and shut down maintenance of the Supplemental Units. Such maintenance obligations shall be performed throughout the term of this lease, on Tenant's behalf, by a reputable air-conditioning maintenance company engaged by Tenant at its expense. All electricity used in connection with the operation of the Supplemental Units and all blowers, pumps, fans, chilling equipment and other facilities and equipment utilized in connection therewith shall be supplied subject to, all of the terms covenants and conditions contained in Article 44 hereof. Tenant shall surrender the Supplemental Units and all repairs, additions and replacements thereto and thereof to Landlord in working order and condition (given the age of the Supplemental Units) on the expiration or sooner termination of this lease.

       H. Provided that Tenant shall notify Landlord thereof in writing on or before the date which is one (1) year after the Commencement Date, Landlord shall, using the Building's existing valves, if any, at no additional charge to Tenant, tap into the condenser water service system of the Building designated for the tenants thereof (such tap-in being herein referred to as a "CONDENSER WATER SYSTEM TAP-IN") so as to allow Tenant to connect the Supplemental Units into such condenser water service system in amounts sufficient to allow Tenant to operate the Condenser Water Supplemental Units. If there is a sufficient number of valves available for Landlord to complete the Condenser Water System Tap-In, Tenant shall pay Landlord's actual costs incurred to furnish and install a sufficient number of valves.

       I. After making such connection, Landlord shall, subject to energy conservation requirements of governmental authorities, furnish condenser water ("CONDENSER WATER SERVICE") to the Condenser Water Supplemental Units, on a twenty-four (24) hour, 365 day per year basis (subject to interruptions from time to time for maintenance, repairs and replacements of and to the Building's condenser water system and equipment), unless, and except to the extent that, Landlord is prevented, prohibited or limited from furnishing such condenser water by reason of any laws and/or requirements of public authorities. From and after the date on which the System Tap-In is substantially completed, Tenant shall pay, as additional rent, together with each monthly installment of fixed rent, an amount (the "CONDENSER WATER Payment") equal to the product of the Condenser Water Charge (as hereinafter defined) and the applicable number of BTU hours as measured by the BTU Meters for each calendar month or such other period as Landlord shall determine during the term of this lease. For the purposes of this lease, "CONDENSER WATER CHARGE" shall mean $0.36 per ton per hour as measured by the BTU Meter (the "CONDENSER WATER RATE"), subject to increase from time to time, effective on January 1, 2000 and on each January 1 thereafter (each such January 1st being hereinafter referred to as a "CPI INCREASE EFFECTIVE DATE"), by the percentage increase in the then Price Index for the average monthly Price Index for the twelve (12) month period ending with the November immediately preceding the CPI Increase Effective Date in question, above the Base Price Index (as such terms are hereinafter defined). Tenant shall not be obligated to pay any increases in the Condenser Water Rate until it has received written notice thereof (a "CPI NOTICE"). Each CPI Notice sent by Landlord, from time to time, shall be effective for each increase in the Condenser Water Rate. Tenant shall pay to Landlord, together with the next monthly installment of the Condenser Water Payment, as increased by the most recent CPI Notice, the amount of all such increases for which Tenant has not been billed retroactive to the date of the increase in the Price Index as provided in such CPI Notice. Until a CPI Notice is given to Tenant, the monthly installments of the Condenser Water Charge shall be based on the Condenser Water Rate reflected in the most recent CPI Notice.

       J. Provided that Tenant shall notify Landlord thereof in writing on or before the date which is one (1) year after the Commencement Date, Landlord shall, using the Building's existing valves, if any, at no additional charge to Tenant, tap into the chilled water service system of the Building designated for the tenants thereof (such tap-in being herein referred to as a "CHILLED WATER SYSTEM TAP-IN") so as to allow Tenant to connect the Chilled Water Supplemental Units into such chilled water service system in amounts sufficient to allow Tenant to operate the Chilled Water Supplemental Units. If there is not a sufficient number of valves available for Landlord to complete the Chilled Water System Tap-In, Tenant shall pay Landlord's actual costs incurred to furnish and install a sufficient number of valves.

       K. After making such connection, Landlord shall, subject to energy conservation requirements of governmental authorities, furnish chilled water ("CHILLED WATER SERVICE") to the Chilled Water Supplemental Units, on a twenty-four (24) hour, 365 day per year basis (subject to interruptions from time to time for maintenance, repairs and replacements of and to the Building's condenser water system and equipment), unless, and except to the extent that, Landlord is prevented, prohibited or limited from furnishing such chilled water by reason of any laws and/or requirements of public authorities. From and after the date on which the Chilled Water System Tap-In is substantially completed, Tenant shall pay, as additional rent, together with each monthly installment of fixed rent, an amount (the "CHILLED WATER PAYMENT") equal to the Chilled Water Charge and the applicable number of BTU hours as measured by the BTU Meters for each calendar month or such other period as Landlord shall determine during the term of this lease. For the purposes of this lease, "CHILLED WATER CHARGE" shall mean $0.36 per ton per hour as measured by the BTU Meters (the "CHILLED WATER RATE"), subject to increase from time to time, effective on each CPI Increase Effective Date, by the percentage increase in the then Price Index for the average monthly Price Index for the twelve (12) month period ending with the November immediately preceding the CPI Increase Effective Date in question, above the Base Price Index. Tenant shall not be obligated to pay any increases in the Chilled Water Rate until it has received a CPI Notice. Each CPI Notice sent by Landlord, from time to time, shall be effective for each increase in the Chilled Water Rate. Tenant shall pay to Landlord, together with the next monthly installment of the Chilled Water Charge, as increased by the most recent CPI Notice, the amount of all such increases for which Tenant has not been billed retroactive to the date of the increase in the Price Index as provided in such CPI Notice. Until a CPI Notice is given to Tenant, the monthly installments of the Chilled Water Charge shall be based on the Chilled Water Rate reflected in the most recent CPI Notice.

       L. At Landlord's option, Landlord may bill Tenant for the Condenser Water Charge and/or the Chilled Water Charge other than on a monthly basis, provided that Landlord may not so bill Tenant more frequently than monthly.

       M. For the purposes of this Article 44:

                     (i) "PRICE INDEX" shall mean "The Consumer Price Index (All Urban Consumers, New York, N.Y. Northeastern N.J.)," issued by the Bureau of Labor Statistics of the United States Department of Labor. In the event that the Price Index ceases to use the 1982-84 average of 100 as the basis of calculation, or if a substantial change is made in the term or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the change in the manner of computing the Price Index in effect on the date this lease not been altered. In the event that such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used;

                     (ii) "BASE PRICE INDEX" shall mean the average monthly Price Index for the twelve (12) month period ending November 1998; and

                     (iii) Landlord's failure to prepare or deliver any CPI Notice, or Landlord's failure to make a demand, shall not in any way cause Landlord to forfeit or surrender its rights to collect any Condenser Water Charge or Chilled Water Charge that may have become due during the term of this lease. Tenant's liability for the amounts due under this Article shall survive the expiration or sooner termination of the term of this lease.

       N. Landlord shall permit Tenant to use two (2) existing louver openings on the 14th floor of the demised premises for Tenant's ventilation needs or for use by Tenant for an air-cooled supplemental air conditioning system. Landlord agrees to cooperate in all reasonable respects, at no cost to Landlord in connection with any approval by the New York City Landmark's Commission and other governmental authorities having jurisdiction for any replacement or new louvers required by Tenant, any such louvers to be installed on the Pine Street side of the Building.

46.    LANDLORD'S OTHER SERVICES:

       A. Landlord, at its expense, shall provide public elevator service, passenger and freight, by elevators serving the floors on which the demised premises are situated during regular hours of business days with respect to the passenger elevators, and during the hours (the "FREIGHT ELEVATOR HOURS") of 8:00 am and 4:00 p.m. (excluding a one (1) hour lunch break) on business days with respect to the freight elevator, and shall have at least one passenger elevator subject to call at all other times. Tenant acknowledges that Tenant's use of such freight elevator is non-exclusive and subject to scheduling by Landlord. Tenant shall pay the charges incurred in connection with use of the freight elevator as additional rent within thirty (30) days after demand therefor, which charges shall be billed at Landlord's actual cost therefor. If Tenant can demonstrate to Landlord's reasonable satisfaction (including, without limitation, with credible evidence of unreasonably excessive waiting time) a need for an additional after hours passenger elevator car, Landlord shall make available one (1) additional passenger elevator in an elevator bank serving the demised premises.

       B. Landlord shall, at Tenant's expense and on Tenant's request, initially list and thereafter maintain on the Building directory the names of Tenant and any of its officers and employees, provided that the names so listed shall not take up more than Tenant's Operational Proportionate Share thereon. In the event that Tenant shall require additional or substitute listings on the Building directory, Landlord shall, to the extent space for such additional or substitute listings is available, maintain such listings, and Tenant shall pay to Landlord an amount equal to Landlord's reasonable charge for such listings.

       C. As long as Tenant is not in default under any of the covenants under the lease, Landlord shall provide water for ordinary lavatory purposes only, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant's expense to register such water consumption and Tenant shall pay for water consumed as shown on said meter as Additional Rental as and when bills are rendered.

       D. Landlord reserves the right, without any liability to Tenant (except as otherwise expressly provided in this lease), to stop operating any of the heating, ventilating, air conditioning, electric, sanitary, elevator, or other building systems serving the demised premises, and to stop the rendition of any of the other services required of Landlord under this lease, whenever and for so long as may be necessary by reason of accidents, emergencies, strikes, or the making of repairs or changes that Landlord is required by this lease or by law to make or in good faith deems necessary, by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor, or supplies, or by reason of any other cause beyond Landlord's reasonable control. Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply HVAC, condenser water, steam water, electricity, elevator, or plumbing when same is due to a cause beyond the reasonable control of Landlord or by any requirements of laws or due to the exercise of Landlord's right to stop service as provided in this Section and same shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of fixed rent or additional rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

       E. Notwithstanding the foregoing, Landlord acknowledges the nature of the Tenant named herein's business and agrees that in the event a service interruption is reasonably anticipated by Landlord in connection with the performance of Landlord's repair and maintenance obligations under the lease (other than in connection with an emergency situation), it will endeavor to notify Tenant no less than 3 business days prior to such interruption.

       F. Subject to the Rules and Regulations now in effect or which may be from time to time adopted by Landlord pursuant to the provisions of this lease, and subject further to the other provisions of this lease, during the term of this lease, Tenant shall have access to the demised premises 24 hours per day, 365 days per year.

47.    CLEANING:

       A. Landlord, at its expense, shall cause the demised premises to be cleaned in a manner consistent with the cleaning services in a first-class office building in the Wall Street district of Manhattan. Tenant shall pay to Landlord on demand the costs incurred by Landlord for (a) extra cleaning work in the demised premises required because of (i) misuse or neglect on the part of Tenant or its employees or visitors, (ii) use of portions of the demised premises for preparation, serving or consumption of food or beverages, data processing or reproducing operations, private lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas, (iii) unusual quantity of interior glass surfaces, (iv) non-building standard materials or finishes installed by Tenant or at its request, and (b) removal from the demised premises and the Building of any refuse and rubbish of Tenant in excess of that ordinarily accumulated daily in the routine of business office occupancy. Landlord's cleaning contractor and their employees shall have after hours access to the demised premises and the free use of light, power and water in the demised premises as reasonably required for the purpose of cleaning the demised premises in accordance with Landlord's obligations hereunder, subject to Tenant's reasonable security requirements of which Tenant has provided in writing to Landlord.

       B. Tenant, at its sole cost and expense, shall keep clean, to the reasonable satisfaction of Landlord, all portions of the demised premises that Landlord is not obligated to clean (or to which Landlord does not have access due to Tenant's security requirements), by using a cleaning contractor reasonably acceptable to Landlord. Tenant shall place all of its refuse and rubbish that Landlord is not obligated to remove from the demised premises in sealed plastic bags at a location and at times to be designated by Landlord. Tenant shall pay to Landlord, on demand, any costs incurred by Landlord for (i) removal from the designated location and the Building of so much of any refuse and rubbish of Tenant as shall exceed, in Landlord's reasonable judgment, that ordinarily accumulated daily in the routine of business office occupancy for premises equal in size to the demised premises and (ii) Tenant's failure to place its refuse and rubbish at the designated location, times or in the manner hereinbefore provided. No one other than persons first approved by Landlord shall be permitted to enter the demised premises or the Building for the purposes of cleaning the same. All cleaning of the demised premises by Tenant shall be performed strictly in accordance with the rules and regulations established from time to time by Landlord in accordance with the provisions of this lease.

48.    ASSIGNMENT AND SUBLETTING:

       A. (a) Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage, or encumber this lease or any of its rights or estates hereunder, sublet the demised premises or any part thereof, or suffer, or permit, the demised premises, or any part thereof, to be used or occupied by others, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, subletting, occupancy, or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, subtenant, or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Landlord's consent to an assignment or subletting shall not, in any wise, be construed to relieve Tenant from obtaining Landlord's express written consent to any further assignment or subletting. In no event shall any permitted sublessee assign or encumber its sublease, further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space, or any part thereof, to be used or occupied by others, without Landlord's prior written consent in each instance.

              (b) As used in this Article, except in the definition of the term "Related Entity," the word "CONTROL," (including the derivations of the word "CONTROL," such as "CONTROLLING" "CONTROLLED BY" or "UNDER COMMON CONTROL WITH" or words of like import) shall mean: (i) ownership of more than 25% of the outstanding voting capital stock of a corporation or more than 25% of the beneficial interests of any other entity or (ii) the ability effectively to control or direct the business decisions of such corporation or entity. The term "RELATED ENTITY" shall mean an entity which controls, is controlled by or is under common control with Tenant, which for purposes hereof shall mean (x) ownership by Tenant of more than 25% of the outstanding voting capital stock of a corporation or more than 25% of the beneficial interests of any other entity and (y) the ability to effectively control or direct the business decisions of such corporation or entity

       B. If Tenant shall, at any time or times during the term of this lease, desire to assign this lease or sublet all or part of the demised premises, except to the extent expressly permitted pursuant to Sections K(b) and N below, Tenant shall give notice thereof to Landlord, which notice (the "A/S NOTICE") shall be accompanied by: (i) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be not less than thirty (30) nor more than ninety (90) days after the giving of such notice; (ii) a statement setting forth, in reasonable detail, the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the demised premises; and (iii) current financial information with respect to the proposed assignee or subtenant, including its most recent financial report. In lieu of the conformed or photostatic copy of the proposed sublease described in clause (i) hereof, the A/S Notice may be accompanied by a term sheet or letter of intent (the "SUBLEASE TERM SHEET"), duly executed by both Tenant and the proposed subtenant, if any, which sets forth (A) the commencement date and the expiration date of the proposed subletting, (B) the annual rental payable during the term of the proposed subletting, (C) all additional rent payable under, or with respect to, the proposed sublease, including, without limitation, any additional rent related to increases in real estate taxes or operating expenses for the Building, increases in any price index or wage or labor rate, and any sprinkler or water charges, (D) the amount and form of any security to be deposited by the proposed subtenant, (E) the dollar amount of any work which Tenant is willing to perform or pay for in the Leaseback Space (as hereinafter defined), (F) any concession or free rent period applicable to the proposed subletting, (G) all other material terms and conditions of the proposed subletting, and (H) if the Leaseback Space is not the entire demised premises, the rentable area of the Leaseback Space and a floor plan thereof. The A/S Notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option, (i) sublease such space (hereinafter referred to as the "LEASEBACK SPACE") from Tenant upon the terms and conditions hereinafter set forth (if the proposed transaction is a sublease of all or at least 90% of the rentable area of the demised premises and the proposed subletting is for all (or substantially all) of the balance of the term of this lease), (ii) terminate this lease (if the proposed transaction is an assignment or a sublease of all or substantially all of the demised premises), or (iii) terminate this lease with respect to the Leaseback Space (if the proposed transaction is a sublease of part of the demised premises and the proposed subletting is for all (or substantially all) of the balance of the term of this lease). Said options may be exercised by Landlord by notice to Tenant at any time within thirty (30) days after such notice has been given by Tenant to Landlord; and during such thirty (30) day period Tenant shall not assign this lease nor sublet such space to any person.

       C. (a) If Landlord exercises its option to terminate this lease in the case where Tenant desires either to assign this lease or sublet all or substantially all of the demised premises, then, this lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, and the fixed rent and additional rent shall be paid and apportioned to such date.

              (b) If Landlord exercises its option to terminate this lease in part in any case where Tenant desires to sublet part of the demised premises, then, (i) this lease shall end and expire with respect to such part of the demised premises on the date that the proposed sublease was to commence; (ii) from and after such date the fixed rent and additional rent shall be adjusted, based upon the proportion that the rentable area of the demised premises remaining bears to the total rentable area of the demised premises; and (iii) Tenant shall pay to Landlord, as additional rent, within ten (10) days after Landlord's demand therefor, the costs incurred by Landlord in physically separating such part of the demised premises from the balance of the demised premises and in complying with any laws and requirements of any public authorities relating to such separation (except that to the extent that the proposed sublease delivered to Landlord pursuant to Section B above or in the Sublease Term Sheet, as the case may be, expressly provides that the proposed subtenant, at its expense, is obligated to perform such work, Landlord shall pay the cost of such work).

       D. (a) If Landlord exercises its option to sublet the Leaseback Space, such sublease to Landlord or its designee (as subtenant) shall be at the lower of (i) the rental rate per rentable square foot of fixed rent and additional rent then payable pursuant to this lease and (ii) the rentals set forth in the proposed sublease, or in the Sublease Term Sheet, as the case may be, and shall be for the same term as that of the proposed subletting, and such sublease:

                     (v) shall be expressly subject to all of the covenants, agreements, terms, provisions and conditions of this lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this Section;

                     (w) shall be upon the same terms and conditions as those contained in the proposed sublease, or in the Sublease Term Sheet, as the case may be reasonable, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this Section;

                     (x) shall give the sublessee the unqualified and unrestricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to sublet the Leaseback Space or any part or parts of the Leaseback Space and to make any and all changes, alterations, and improvements in the space covered by such sublease and if the proposed sublease will result in all or substantially all of the demised premises being sublet, grant Landlord or its designee the option to extend the term of such sublease for the balance of the term of this lease less one (1) day;

                     (y) shall provide that any assignee or further subtenant, of Landlord or its designee, may, at the election of Landlord, be permitted to make alterations, decorations and installations in the Leaseback Space or any part thereof and shall also provide in substance that any such alterations, decorations and installations in the Leaseback Space therein made by any assignee or subtenant of Landlord or its designee may be removed, in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease provided that such assignee or subtenant, at its expense, shall repair any damage and injury to that portion of the Leaseback Space so sublet caused by such removal; and

                     (z) shall also provide that (A) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties,
(B) any assignment or subletting by Landlord or its designee (as the subtenant) may be for any purpose or purposes that Landlord, in Landlord's uncontrolled discretion, shall deem suitable or appropriate, (C) Tenant, at Tenant's expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from the Leaseback Space so sublet by Tenant to Landlord or its designee, (D) Landlord, at Tenant's expense, may make such alterations as may be required or deemed necessary by Landlord to physically separate the Leaseback Space from the balance of the demised premises and to comply with any laws and requirements of public authorities relating to such separation, and (E) that at the expiration of the term of such sublease, Tenant will accept the space covered by such sublease in its then existing condition, subject to the obligations of the sublessee to make such repairs thereto as may be necessary to preserve the premises demised by such sublease in good order and condition.

              (b) If Landlord exercises its option to sublet the Leaseback Space, then:

                     (i) Landlord shall indemnify and save Tenant harmless from all obligations under this lease as to the Leaseback Space during the period of time it is so sublet to Landlord;

                     (ii) Performance by Landlord, or its designee, under a sublease of the Leaseback Space shall be deemed performance by Tenant of any similar obligation under this lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease, nor shall Tenant be liable for any default under this lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the tenant under such sublease or Landlord or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease; and

                     (iii) Tenant shall have no obligation, at the expiration or earlier termination of the term of this lease, to remove any alteration, installation or improvement made in the Leaseback Space by Landlord.

       E. In the event that Tenant complies with the provisions of Section B of this Article and Landlord does not exercise an option provided to it thereunder within the time provided therefor, and provided that Tenant is not in default of any of Tenant's obligations under this lease after notice and the expiration of any applicable grace period, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed provided that Tenant has complied with the following conditions:

              (a) in Landlord's reasonable judgment, the proposed assignee or subtenant is engaged in such a business, and the demised premises, or the relevant part thereof, will be used in such a manner, that: (i) is limited to the use expressly permitted under this lease; and (ii) will not violate any negative covenant as to use contained in any other lease of space in the Building about which Tenant has been informed following its request to Landlord for such information;

              (b) the proposed assignee or subtenant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

              (c) neither (i) the proposed assignee or sublessee nor (ii) any person that, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or sublessee or any person who controls the proposed assignee or sublessee, is then an occupant or tenant of any part of the Building;

              (d) the proposed assignee or sublessee is not a person with whom Landlord is then, or shall have been during the previous six (6) month period, negotiating to lease space in the Building;

              (e) the proposed sublease shall be in form reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article;

              (f) the demised premises shall not be subdivided into any separately demised portion of less than 2,700 rentable square feet, provided that there shall be no more than four (4) separate demised units and/or no more than four (4) separate occupants on each floor;

              (g) the rental and other terms and conditions of the sublease are the same as those contained in the proposed sublease furnished to Landlord pursuant to Section B or in the Sublease Term Sheet, as the case may be;

              (h) Tenant shall not have: (i) advertised or publicized in any way the availability of the demised premises at a rental rate for space in the Building lower than the fixed rent and additional rent at which Landlord is then offering to lease other space in the Building at such time without prior notice to, and approval by, Landlord, which approval Landlord agrees not to unreasonably withhold, nor shall any advertisement state the name (as distinguished from the address) of the Building or the proposed rental, or (ii) listed the demised premises for subletting or assignment, with a broker, agent or representative, or otherwise at a rental rate less than the greater rate of (x) the fixed rent and additional rent then payable hereunder for such space, or (y) the fixed rent and additional rent at which Landlord is then offering to lease other space in the Building;

              (i) the sublease shall not allow use of the demised premises or any part thereof: (i) as a restaurant, luncheonette, or otherwise for the preparation, except as otherwise specifically permitted in Section 40A, and/or sale of food for on or off premises consumption; (ii) as a discount store; (iii) as a multiple tenancy store; (iv) by a foreign or domestic governmental agency; (v) as a betting parlor or gambling casino; or (vi) by a utility company;

              (j) the proposed assignee or sublessee is not a person entitled, directly or indirectly, to diplomatic or sovereign immunity or is not subject to service of process in New York State or to the jurisdiction of the State and Federal Courts located in New York State; and

              (k) the sublease shall not provide for an option on behalf of the subtenant thereunder to extend or renew the term of such sublease beyond the initial term hereof.

Landlord agrees to grant or deny its consent to such sublease within thirty
(30) days after it receives the A/S Notice in question, provided that the A/S Notice contains all of the information required pursuant to Section B above. Tenant shall reimburse Landlord on demand and as additional rent, for all reasonable costs and expenses that may be incurred or paid by Landlord in connection with all proposed assignments and sublettings, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and legal costs incurred in connection with the reviewing of the proposed assignment or subletting and all of the documents and other information related thereto (which costs and expenses Tenant covenants and agrees to reimburse to Landlord regardless of whether Landlord consents to the proposed assignment or sublease).

       F. In the event that (i) Landlord fails to exercise any of its options under Section B of this Article and consents to a proposed assignment or sublease and (ii) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within sixty (60) days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of Section B, before assigning this lease or subletting all or part of the demised premises.

       G. Each subletting pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this lease. Notwithstanding any such subletting and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the fixed rent and additional rent due, and to become due, hereunder, for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, or any other person claiming under or through any subtenant that shall be in violation of any of the obligations of this lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that, notwithstanding any such subletting, no other and further subletting of the demised premises by Tenant, or any person claiming through or under Tenant (except as provided in Section K of this Article), shall, or will be, made, except upon compliance with, and subject to, the provisions of this Article. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under Section B, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

       H. With respect to each and every sublease or subletting, whether made with Landlord's consent pursuant to Section A or without Landlord's consent pursuant to Section K, it is further agreed that:

              (a) no subletting shall be for a term ending later than one day prior to the expiration date of this lease;

              (b) no sublease shall be valid, and no subtenant shall take possession of the demised premises or any part thereof, until a true, complete, fully-executed counterpart of such sublease has been delivered to Landlord; and

              (c) each sublease shall provide that it is subject and subordinate to this lease and to the matters to which this lease is or shall be subordinate, and that, in the event of termination, re-entry, or dispossess by Landlord under this lease, Landlord may, at its option, take over all of the right, title and interest of Tenant as sublandlord under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease, (ii) be subject to any offset, not expressly provided in such sublease, that theretofore accrued to such subtenant against Tenant or (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's fixed rent or any additional rent then due.

       I. Any assignment or transfer, whether made with Landlord's consent pursuant to Section A or without Landlord's consent pursuant to Section K, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement, in form and substance satisfactory to Landlord, whereby the assignee shall assume all of the obligations of this lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions contained in Section A shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of fixed rent and/or additional rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the fixed rent and additional rent and for the other obligations of this lease on the part of Tenant to be performed or observed.

       J. If Landlord shall give its consent to any assignment of this lease or to any sublease, excluding such assignments or subleases expressly permitted pursuant to Sections K(b) and N below, Tenant shall, in consideration therefor, pay to Landlord, as additional rent:

              (i) in the case of an assignment, an amount equal to (x) fifty percent (50%) of all sums and other consideration paid to Tenant by the assignee for, or by reason of, such assignment, including all sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings, or other personal property ("TENANT'S PROPERTY") and (y), in the case of a sale of Tenant's Property, the net unamortized or undepreciated cost of Tenant's Property as reflected on Tenant's books, provided, and to the extent that, such payment does not exceed the then reasonable fair market value of Tenant's Property; and (z) the reasonable out-of-pocket costs of Tenant paid by Tenant directly in connection with the assignment, including, without limitation, marketing costs, tenant improvement work allowances, rent concessions, broker's commissions and attorney's fees, and the cost of construction to prepare the demised premises (or the applicable portion thereof) for the assignees occupancy; all of which costs, for the purposes of determining the amounts payable to Landlord pursuant to this subsection (ii), shall be amortized on a straight line basis over the term of the lease; and

              (ii) in the case of a sublease, an amount equal to (x) fifty percent (50%) of any rents, additional charges, or other consideration payable under the sublease by the subtenant to Tenant that are in excess of the fixed rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof, including all sums paid for the sale or rental of Tenant's Property less (y), in the case of a sale of Tenant's Property, the net unamortized or undepreciated cost of Tenant's Property as reflected on Tenant's books, provided, and to the extent that, such payment does not exceed the then reasonable fair market value of Tenant's Property and (z) the reasonable out-of-pocket costs of Tenant paid by Tenant directly in connection with the subletting, including, without limitation, marketing costs, tenant improvement work allowances, rent concessions, broker's commissions and attorney's fees, and the cost of construction to prepare the demised premises (or the applicable portion thereof) for the subtenant's occupancy; all of which costs, for the purposes of determining the amounts payable to Landlord pursuant to this subsection (ii), shall be amortized on a straight line basis over the term of the sublease.

The sums payable under this Section J shall be paid to Landlord as and when payable by the assignee or subtenant to Tenant.

       K. (a) For the purpose of this Article, the following are "PROHIBITED TRANSFERS" to which Section A of this Article shall apply as if any of such Prohibited Transfers were an assignment of this lease:

              The issuance or transfer of interests in Tenant (whether stock, partnership interests, interests in a limited liability company or otherwise) to a person or group of related persons, whether in a single transaction or a series of related or unrelated transactions, in such quantities that after such issuance or transfer, control of Tenant (as it shall be constituted after giving effect to such issuance or transfer of interests in Tenant), directly or indirectly, shall have changed, shall be deemed a Prohibited Transfer unless the conditions of subsection (b) below are met. Any person or legal representative of Tenant, to whom Tenant's interest under this lease passes by operation of law, or otherwise, shall be bound by the provisions of this Article.

       (b) Notwithstanding the foregoing, if Tenant or an entity which controls Tenant is a corporation listed and traded on a nationally recognized stock exchange or over-the-counter market, the transfer, sale or other disposition (including issuance) of the stock of such corporation shall not be deemed an assignment or sublease of this lease or a Prohibited Transfer. In addition, (i) transfers of the stock of Tenant to a corporation that controls, is controlled by, or is under common control with Tenant or into which or with which Tenant is merged or consolidated, or to which substantially all of Tenant's assets are transferred, or (ii) an assignment or a sublease to a Related Entity shall not be a Prohibited Transfer, provided that: (A) the successor to Tenant has a net worth, computed in accordance with generally accepted accounting principles, at least equal to the net worth of Tenant herein named on the date of this lease ("TENANT'S NET WORTH") and reasonable proof satisfactory to Landlord of such net worth shall have been delivered to Landlord, together with such books and records of the then Tenant as may be necessary to establish that any assignee claimed by Tenant to be a Related Entity is in fact a Related Entity, on the effective date of any such transaction; (B) if the successor to Tenant does not have a net worth equal to or greater than Tenant's Net Worth, then Tenant has deposited with Landlord on or before the effective date of such merger, consolidation or transfer, in addition to the amount required pursuant to Article 52 above, an amount (the "ADDITIONAL SECURITY") equal to the fixed rent payable (without taking into account any abatement or reduction whatsoever) for the one (1) year period commencing on the date of such merger, consolidation or transfer, which Additional Security shall be held, applied or retained by Landlord in accordance with the provisions of Article 52 above; (C) the purposes for which such successor to Tenant intends to use the demised premises (or the applicable portions thereof) are uses expressly permitted by this lease and (D) an executed duplicate original of the assignment and assumption agreement (other than in connection with the sale of stock only) shall be delivered to Landlord for review by Landlord and Landlord's counsel, on the effective date thereof. Simultaneously with the delivery of such assignment and assumption agreement, Tenant shall deliver to Landlord a certified copy of a duly adopted resolution of the board of directors of both Tenant and the assignee, in form and content reasonably satisfactory to Landlord, authorizing the execution, acknowledgment and delivery of said assignment and assumption agreement, and the transactions contemplated therein. If the security deposited under Article 52 of this lease is in the form of a letter of credit, then the Additional Security may be in the form of an amendment to said letter of credit, provided that such amendment shall only increase the amount of said letter of credit by the amount of the Additional Security but does not otherwise amend or modify same. If Tenant shall have deposited with Landlord the Additional Security pursuant to clause (B) above, Tenant may request the return of the Additional Security at anytime provided that (i) Tenant notifies Landlord that Tenant's net worth, computed in accordance with generally accepted accounting principles, is equal to or greater than Tenant's Net Worth and (ii) at the time Landlord receives Tenant's request for the return of the Additional Security, and for at least twelve (12) consecutive months prior to Landlord's receipt of such request, Tenant's net worth, computed in accordance with generally accepted accounting principles, is, and has been, equal to or greater than Tenant's Net Worth (and evidence thereof, reasonably satisfactory to Landlord, is furnished to Landlord together with such request), (iii) no portion of the security deposited under Article 52 above or of the Additional Security shall have been used, applied, retained or drawn upon pursuant to Article 52, (iv) at the time Landlord receives such request, this lease is in full force and effect, and (v) Tenant is not then in default in its obligation to pay any fixed rent or additional rent or to observe, perform or comply with any other material term, covenant or condition in this lease on Tenant's part to observe, perform or comply with, then Tenant may request Landlord to reduce the amount of the security deposit being held by Landlord under Article 52 by the amount of the Additional Security, in which event, provided that at all of the conditions in clauses (i) through (v) have been satisfied, Landlord shall either return to Tenant from the security deposit being held by Landlord under
Article 52 an amount equal to the Additional Security, or, if such security is in the form of a letter of credit, Landlord shall consent in writing to, and, at no cost to Landlord, (A) accept from the Issuing Bank, an amendment to the letter of credit which reduces the amount thereof by an amount equal to the Additional Security but which does not otherwise amend or modify same.

       L. The joint and several liability of Tenant and any immediate or remote successor in interest to Tenant, and the due performance of the obligations of this lease on Tenant's part to be performed or observed, shall not be discharged, released, or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this lease, or by any waiver or failure of Landlord to enforce any of the obligations of this lease.

       M. The listing of any name other than that of Tenant, whether on the doors of the demised premises, on the Building directory, if any, or otherwise, shall not operate to vest any right or interest in this lease or in the demised premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this lease, to any sublease of the demised premises, or to the use or occupancy thereof by others; provided however, Tenant shall be permitted to list the name of Licensees (as defined below) occupying a portion of the demised premises provided such listings shall not exceed by more than ten percent (10%) the space provided Tenant for such purpose.

       N. Notwithstanding anything contained in Section A above to the contrary, but provided this lease is in full force and effect and the Tenant named herein is the then Tenant under this lease, Tenant may permit the use and occupancy during the term of this lease of up to 10,800 square feet of the rentable square feet per floor of the demised premises, in the aggregate, by persons or entities who are then and remain affiliates, licensees or concessionaires of Tenant with which Tenant has a business relationship other than the letting of space in the Building (hereinafter collectively referred to as the "LICENSEES"), for the uses permitted in
Section 40A, and for no other purpose, provided, and upon the condition that:

              (a) At least ten (10) business days prior to the date each Licensee first so uses or occupies the demised premises, Tenant shall give Landlord notice of such intended use or occupancy;

              (b) Such use and occupancy shall be subject to all the terms, covenants and conditions to this lease on Tenant's part to observe and perform, as if such Licensee(s) were the Tenant hereunder;

              (c) Such use and occupancy shall in no way increase, amend, modify or extend Landlord's obligations or liabilities under this lease in any way whatsoever, or diminish, restrict, limit, forfeit or waive any of Landlord's rights or remedies under this lease in any way whatsoever;

              (d) Such use and occupancy shall in no way give to the Licensees any rights or remedies against Landlord, and Tenant shall indemnify and hold Landlord harmless from and against any and all, actions, proceedings, liabilities, obligations, claims, damages, deficiencies, losses, judgments, suits, expenses and costs (including, without limitation, court costs and reasonable legal fees and disbursements for which Landlord is liable) arising under or out of or in connection with or resulting from such use and occupancy;

              (e) Tenant shall remain fully liable for the payment of fixed rent and additional rent due and to become due under this lease and for the performance and observance of all of the terms, covenants and conditions contained in this lease on Tenant's part to perform or observe, and all acts or omissions by the Licensees or anyone claiming under or through Tenant or the Licensees which shall be a default under this lease, shall be deemed to be a default by Tenant;

              (f) Such use and occupancy shall not be deemed a waiver of Landlord's rights under this Lease to consent to the use or occupancy of the demised premises (or any portion thereof) by any other person or entity or to the assignment of this lease or the subletting of the demised premises (or any portion thereof);

              (g) Prior to such use or occupancy by each Licensee, Tenant shall deliver a true and complete copy of this lease to such Licensee, and any use or occupancy by the Licensees of the demised premises (or any portion thereof) shall be deemed an acceptance by the Licensees of all of the conditions set forth in this Section N; and

              (h) The space or area of the demised premises used or occupied by the Licensees may be separately demised or otherwise physically separated from the balance of the demised premises, provided that there shall be no more than four (4) such separately demised units, each of which shall be a minimum of 2,700 square feet, and no more than four (4) separate occupants per floor.

For the purposes of this Section N, an "AFFILIATE" shall mean any corporation, partnership, joint venture, limited liability company or other form of business entity that controls, is controlled by, or is under common control with, Tenant. For the purposes of the preceding sentence, the term "CONTROL" shall mean the possession of power to direct or cause the direction of the management and policy of the entity in question, whether through the ownership of voting securities or partnership or membership interests, by statute or according to the provisions of a contract.

49.    INSURANCE:

       A. Tenant shall not violate, or permit the violation of, any condition imposed by the standard fire insurance policy then issued for office buildings in the Borough of Manhattan, City of New York, and shall not do, permit anything to be done, keep, or permit anything to be kept, in the demised premises that would: (i) subject Landlord to any liability or responsibility for personal injury, death, or property damage; (ii) increase the fire or other casualty insurance rate on the Building or the property therein over the rate that would otherwise then be in effect (unless Tenant pays the resulting premium as provided in Section F of this Article); or (iii) result in insurance companies of good standing refusing to insure the Building or any of such property in amounts reasonably satisfactory to Landlord.

       B. Tenant covenants to provide on or before the Commencement Date and to keep in force during the term hereof, the following insurance coverage which coverage shall be effective on the Commencement Date:

              (a) A commercial general liability policy of insurance naming as additional insureds Landlord and the holders of all superior mortgages, the lessors under all superior leases, Landlord's agents and all other persons and entities reasonably designated by Landlord (but only to the extent that Landlord specifically requests such holders, lessors, agents and other persons and entities to be so named) and protecting Landlord, Tenant, all of Tenant's subtenants, and all such other additional insureds, against (i) all claims, demands or actions for injury to, or death of, persons or property, arising from, related to, or in any way connected with the use or occupancy of the demised premises, or caused by the negligence or errors or omissions to act of Tenant, its agents, servants and contractors, or of any person or entity claiming by, through or under Tenant, and (ii) all accidents occurring in or about the demised premises. Such policy shall have limits of liability of not less than Three Million ($3,000,000.00) Dollars combined single limit coverage on a per occurrence basis, including property damage. Such policy shall contain a contractual liability coverage endorsement with respect to Tenant's indemnification obligations under this lease, and shall include independent contractors' coverage. Such insurance may be carried under a blanket policy covering the demised premises and other locations of Tenant, if any, provided such policy contains an endorsement (i) naming Landlord (and the above-mentioned other persons and entities) as additional insureds, (ii) specifically referencing the demised premises, and (iii) guaranteeing a minimum limit available for the demised premises equal to the limits of liability required under this lease;

              (b) "All Risk" coverage in an amount adequate to cover the cost of replacement of all of personal property, fixtures, furnishing and equipment, including Tenant's Work located in the demised premises;

              (c) worker's compensation, and, if required by applicable law, disability and such other similar insurance, in statutory amounts, covering all persons that are performing Changes (as hereinafter defined), or with respect to whom death or bodily injury claims could be asserted against Landlord or the Land or the Building; and

              (d) business interruption insurance in the amount of annual gross income for one (1) year.

       All such policies shall be issued by companies of recognized responsibility licensed to do business in New York State and rated by Best's Insurance Reports or any successor publication of comparable standing and carrying a rating of A VII or better or the then equivalent of such rating. Prior to the time that such insurance is first required to be carried by Tenant, and, thereafter, at least fifteen (15) days prior to the expiration of any such policies, Tenant agrees to deliver to Landlord either duplicate originals of the aforesaid policies or certificates evidencing such insurance, provided that said certificate contains an endorsement that such insurance may not be modified or cancelled except upon fifteen (15) days' notice to Landlord, together with evidence of payment for the policy. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Landlord to exercise any or all of the remedies as provided in this lease in the event of Tenant's default.

       C. Landlord and Tenant shall each endeavor to secure an appropriate clause in, or an endorsement upon, each fire or extended coverage policy obtained by it and covering the Building, the demised premises, or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the demised premises in accordance with the terms of this lease. If, and to the extent that, such waiver or permission can be obtained only upon payment of an additional charge, then, except as provided in Sections D and E of this Article, the party benefiting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission.

       D. In the event that Tenant shall be unable at any time to obtain one of the provisions referred to in Section C above, in any of its insurance policies, Tenant shall cause Landlord to be named in such policy or policies as one of the assureds, but if any additional premium shall be imposed for the inclusion of Landlord as such an assured, Landlord shall pay such additional premium upon demand or Tenant shall be excused from its obligations under Section C with respect to the insurance policy or policies for which such additional premiums would be imposed. In the event that Landlord shall have been named as one of the assureds in any of Tenant's policies in accordance with the foregoing, Landlord shall endorse promptly to the order of Tenant, without recourse, any check, draft, or order for the payment of money representing the proceeds of any such policy, or any other payment growing out of or connected with said policy, and Landlord hereby irrevocably waives any and all rights in and to such proceeds and payments.

       E. In the event that Landlord shall be unable at any time to obtain one of the provisions referred to in Section C in any of its insurance policies, Landlord shall, at Tenant's option, cause Tenant to be named in such policy or policies as one of the assureds, but if any additional premium shall be imposed for the inclusion of Tenant as such an assured, Tenant shall pay such additional premium upon demand. In the event that Tenant shall have been named as one of the assureds in any of Landlord's policies in accordance with the foregoing, Tenant shall endorse promptly to the order of Landlord, without recourse, any check, draft, or order for the payment of money representing the proceeds of any such policy, or any other payment growing out of or connected with said policy, and Tenant hereby irrevocably waives any and all rights in and to such proceeds and payments.

       F. Subject to the provisions of Sections C, D and E, and insofar as may be permitted by the terms of the insurance policies carried by it, each party hereby releases the other with respect to any claim (including a claim for negligence) that it might otherwise have against the other party for loss, damages, or destruction with respect to its property by fire or other casualty (including rental value or business interruption, as the case may be) occurring during the term of this lease.

       G. If, by reason of a failure of Tenant to comply with the provisions of Section A of this Article, the rate of fire insurance with extended coverage on the Building or equipment or other property of Landlord shall be higher than it otherwise would be, Tenant shall reimburse Landlord, on demand, for that part of the premiums for fire insurance and extended coverage paid by Landlord because of such failure on the part of Tenant.

       H. If any dispute shall arise between Landlord and Tenant with respect to the incurrence or amount of any additional insurance premium referred to in Section F, the dispute shall be determined by arbitration.

       I. A schedule or make up of rates for the Building or the demised premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for fire insurance and extended coverage for the premises concerned, shall be presumptive evidence of the facts therein stated and of the several items and charges in the fire insurance rate with extended coverage then applicable to such premises.

50.    SUBORDINATION:

       A. For the purposes of this lease, the mortgages referred to in
Article 7 of this lease are herein defined as "SUPERIOR MORTGAGES" and the leases referred to in said Article 7 are herein defined as "SUPERIOR LEASES." The then holders of all superior mortgages and the then lessors under all superior leases are intended to be third-party beneficiaries of this Article, and may enforce the provisions of this Article before or after the foreclosure of the superior mortgage in question and before or after the termination of the superior lease in question, as the case may be. In the event of any act or omission of Landlord that would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, or entitle Tenant to any abatement or offset against the payment of rent. Tenant shall not exercise such right (i) until it has given written notice of such act or omission or the accrual of such claim or right to the holder of each superior mortgage and the lessor of each superior lease whose name and address shall previously have been furnished to Tenant in writing, and
(ii)(A) if the Landlord's default in question can be cured by the payment of money or is otherwise curable within thirty (30) days, the holders of each superior mortgage and the lessors under each superior lease who shall have become entitled under such superior mortgage(s) and such superior lease(s) to cure such default shall have thirty (30) days to cure same; and
(B) if the Landlord's default in question cannot be cured by the payment of money and cannot otherwise reasonably be cured within thirty (30) days, the holders of each superior mortgage and the lessors under each superior lease who shall have become entitled under such superior mortgage(s) and such superior lease(s) to cure such default shall have such period of time as is necessary to cure the default; provided that, in the case of clause (ii)(B) above, (x) the holder or lessor, as the case may be, notifies Tenant of its intention to cure the default, (y) such holder or lessor, as the case may be, commences action to cure the default within thirty (30) days, and (z) such holder or lessor, as the case may be, thereafter proceeds diligently at all times to cure the default. Notwithstanding the foregoing, in no event shall any holder of a superior mortgage or lessor under a superior lease have a lesser period of time to cure a default than is granted to Landlord under this lease.

       B. If the lessor of a superior lease or the holder of a superior mortgage shall succeed to the rights of Landlord under this lease, whether through possession or foreclosure action or delivery of a new lease or deed, or if a superior lease shall terminate or be terminated for any reason, then, at the election and upon demand of the party so succeeding to Landlord's rights, as the successor owner of the property of which the demised premises is a part, or as the mortgagee in possession thereof, or otherwise (such party, owner or mortgagee being herein sometimes called the "SUCCESSOR landlord"), Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this lease, and shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. Upon such attornment, this lease shall continue in full force and effect as, or as if it were, a direct lease between the successor landlord and Tenant, upon all of the executory terms, conditions and covenants as are set forth in this lease and shall be applicable after such attornment, except that the successor landlord shall not be (i) liable for any previous act or omission of Landlord under this lease, (ii) subject to any credit, offset, claim, counterclaim, demand or defense which Tenant may have against Landlord, (iii) bound by any previous modification of this lease (made without the successor landlord's consent) or by any previous prepayment of more than one (1) month's rent, (iv) bound by any covenant of Landlord to undertake or complete any construction of the demised premises or any portion thereof, (v) required to account for any security deposit of Tenant other than any security deposit actually delivered to the successor landlord by Landlord, (vi) liable for the obligations of Landlord under this lease for any period of time other than such period as such successor landlord holds such interest, and (vii) responsible for any monies owing by Landlord to the credit of Tenant. The foregoing provisions shall inure to the benefit of any successor landlord, shall apply to the tenancy of Tenant notwithstanding that this lease may terminate upon the termination of the superior lease, and shall be self-operative upon any such demand, without requiring any further instrument to give effect to said provisions. Tenant, however, upon demand of any successor landlord, agrees to execute, from time to time, an instrument in confirmation of the foregoing provisions, satisfactory to such successor landlord, in which Tenant shall acknowledge such attornment. Nothing contained in this paragraph shall be construed to impair any right, privilege or option of any successor landlord or, except as otherwise provided in this lease, to impair any right, privilege or option of Tenant.

       C. If, in connection with obtaining financing or refinancing for the Building, or Landlord's estate and interest therein, a lender shall request reasonable modifications to this lease as a condition to such financing or refinancing, Tenant will not withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Landlord to such lender and/or permit the curing of such defaults by such lender together with the granting of such additional time for such curing as may be required for such lender to get possession of the Building or Landlord's interest therein) or materially adversely affect the leasehold interest hereby created. In no event shall a requirement that the consent of any such lender be given for any modification of this lease or subject to the provisions of this lease for any assignment or sublease, be deemed to materially adversely affect the leasehold interest hereby created. In the event Tenant fails to execute and deliver to Landlord a duly executed modification or amendment of this lease incorporating such modification within fifteen (15) days of request therefor, Landlord may execute such amendment or modification for and on behalf of Tenant as its attorney-in-fact coupled with an interest solely to execute and deliver any instruments required to carry out the intent of this Section C on behalf of Tenant.

       D. Notwithstanding anything contained in this Article to the contrary, Landlord shall obtain and deliver to Tenant a Subordination, Non-Disturbance and Attornment Agreement (hereinafter referred to as an "SNDA") prior to the Commencement Date for the benefit of Tenant from the holder of the superior mortgage currently encumbering the Building, which SNDA shall be in recordable form and substantially in the form attached hereto as EXHIBIT E.

       E. (a) Notwithstanding anything contained in this Article to the contrary, but provided that the Tenant named herein is the then Tenant hereunder, and such Tenant then occupies for its own account at least ninety (90%) percent of the rentable area of the demised premises, Landlord shall use its best efforts to obtain and deliver to Tenant an SNDA for the benefit of Tenant from the holder of each future superior mortgage and from any lessor under each future superior lease, which SNDA shall be in form and content then utilized by such holder or lessor and which shall provide, in substance, that as long as Tenant is not in default in the payment of fixed rent or additional rent or any other term, covenant or condition of this lease, beyond any applicable notice and cure period, and provided Tenant attorns to such holder or lessor, as the case may be, under the terms and provisions of this lease, (a) its rights as Tenant hereunder shall not be affected or terminated, (b) its possession of the demised premises shall not be disturbed, and (c) no action or proceeding shall be commenced to remove or evict Tenant.

              (b) For the purposes of this Section E, "best efforts" shall mean an obligation to use reasonable commercial efforts, and shall not be interpreted to require Landlord to enter into any agreement or undertaking to pay or otherwise confer or to actually pay or otherwise confer anything of value to or for the benefit of a third-party (including, without limitation, such holder or lessor), to guarantee any obligation, or to otherwise modify any of its obligations under such superior mortgage or superior lease. Landlord's failure or inability to obtain or deliver to Tenant an SNDA (despite using such best efforts) under this paragraph E shall not be a default by Landlord and shall not entitle Tenant to exercise any rights or remedies whatsoever, but only in the case of Landlord's failure or inability to obtain or deliver an SNDA from any holder under a future superior mortgage, this lease shall not be subject and subordinate to such future superior mortgage unless and until such SNDA is delivered to Tenant.

51.    FURTHER PROVISIONS AS TO DEFAULT:

       A. All sums of money, other than the fixed rent reserved in this lease, that shall become due from and payable by Tenant to Landlord hereunder shall constitute additional rent, for default in the payment of which Landlord shall have the same remedies as for a default in the payment of fixed rent.

       B. It is the intention of the parties that the provisions of Article 17 of this lease shall and do create an enforceable conditional limitation applicable to any default by Tenant in the observance, performance or compliance with any of the terms, covenants or conditions in this lease on Tenant's part to observe, perform or comply with, including, without limitation, the covenant to pay fixed rent and additional rent.

       C. If Tenant is late in making any payment due to Landlord from Tenant under this lease for five (5) or more days from the date when due, then interest shall become due and owing to Landlord on such payment from the date upon which it was due, which interest shall be computed at the rate of two (2%) percent per annum over the then prime rate of Citibank, N.A., but in no event in excess of the maximum lawful rate of interest chargeable to corporations in the State of New York.

       D. Bills for any expenses incurred by Landlord in connection with any performance by it for the account of Tenant, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees, involved in collecting or endeavoring to collect the fixed rent or additional rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant, under or in connection with this lease, or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor, or services provided, furnished, or rendered, by Landlord or at its instance to Tenant, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable in accordance with the terms of such bills.

       E. Tenant covenants and agrees that it shall not enter into any assignment of lease, assignment of sublease or sublease of premises with any other tenant or occupant of the Building whereby such other tenant or occupant assigns its lease or sublease or sublets all or part of its premises to Tenant; provided that the foregoing covenant shall not apply to such other tenant or occupant of the Building with which or to which Tenant merges, consolidates or transfers all or substantially all of its assets. The covenants and obligations contained in this Paragraph E shall be deemed material covenants and obligations of Tenant under this lease for default of which shall entitle Landlord to exercise the same rights and remedies as if Tenant had defaulted in the payment of the rents reserved hereunder.

       F. (a) For the purposes of this Section, Landlord's rights under
Section 16(b) of this lease to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises is hereinafter referred to as the "ACCELERATION REMEDY." In case of any default (after the giving of any required notice and after the expiration of any applicable cure period), re-entry, expiration and/or dispossess by summary proceedings or otherwise as described in Article 17 of this lease, in lieu of the deficiency damages described in Article 18 of this lease, Landlord may avail itself of the Acceleration Remedy.

              (b) For the purposes of Section 16(b) of this lease, the term "rent reserved hereunder for the unexpired portion of the term demised" shall mean the aggregate of the fixed rent and the additional rent payable hereunder which would have been payable by Tenant (conclusively presuming the additional rent to be the same as was payable for the year immediately preceding such termination) for the period commencing with the termination of this lease pursuant to Articles 16 or 17 above, as the case may be, or the date of any re-entry provided for in Article 17 above, as the case may be, and ending with the Expiration Date, had this lease not so terminated or had Landlord not so re-entered the demised premises.

              (c) Nothing contained in this lease shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided in this, Landlord may lawfully be entitled by reason of any default under this lease on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of the termination of this lease or re-entry on the demised premises for the default of Tenant under this lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in Section Articles 16 or 18 above.

52.    SECURITY DEPOSIT:

       A. Tenant has deposited with Landlord the sum of $1,509,522.00, either in cash or by Letter of Credit as provided in Section C hereof, as security for the faithful performance, observance and compliance with all of the terms, covenants and conditions of this lease on Tenant's part to perform, observe or comply with. Tenant agrees that, in the event that Tenant defaults (after the giving of any required notice and the expiration of any applicable cure period) under any of the terms, covenants or conditions in this lease on Tenant's part to observe, perform or comply with (including, without limitation, the payment of any installment of fixed rent or any amount of additional rent), Landlord may use, apply, or retain the whole or any part of the cash security so deposited or may notify the Issuing Bank (as such term is defined in Section C hereof) and thereupon receive all of the monies represented by the said Letter of Credit and use, apply, or retain the whole or any part of such proceeds, or both, as the case may be, to the extent required for the payment of any fixed rent, additional rent, or any other sums as to which Tenant is in default, or for any sum that Landlord may expend or may be required to expend by reason of any such default (including any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord). In the event that Landlord applies or retains any portion or all of such cash security or proceeds of such Letter of Credit, or both, as the case may be, the amount not so used or applied shall continue to be treated as Tenant's security deposit, and Tenant shall restore the amount so applied or retained within five (5) business days after Landlord's demand therefor, so that, at all times, the amount deposited shall be $1,509,522.00 as such amount may be reduced pursuant to Sections G and H below, or Section 48K above. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, that portion, if any, of the cash security or Letter of Credit, or both, as the case may be, not used or applied shall be returned to Tenant within thirty
(30) days after the Expiration Date and after delivery of possession of the entire demised premises to Landlord, in accordance with, and subject to, the applicable provisions of this lease.

       B. To the extent Tenant has deposited with Landlord a cash security, Landlord agrees to deposit same into an interest bearing account in a bank or savings and loan association to be selected, from time to time, by Landlord in its sole discretion. Landlord agrees, further to hold said security in such an account for the entire term of this lease, subject, however, to the terms of Section A above with respect to the use or application of such security. To the extent permitted by law, Tenant agrees that Landlord shall be entitled to receive and retain, as an administrative expense, a sum equal to one (1%) percent per annum upon such security, and Landlord shall have the right to withdraw such sum from time to time as Landlord shall determine in is sole discretion. The balance of the interest earned on such security shall, provided Tenant is not then in default under this lease, and to the extent that same shall not be used or applied pursuant to the terms of Section A above, be paid to Tenant upon the request of Tenant, but not more than once during any calendar year of the term of this lease. Unless and until such interest shall be paid to Landlord and Tenant as herein provided, the same shall be held as a part of the security deposited by Tenant, subject to, and in accordance with, the terms of Section A above. Landlord shall not be required to credit any security with the interest for any period during which Landlord does not receive interest thereon.

       C. In lieu of a cash deposit, Tenant may deliver to Landlord as such security, a clean, irrevocable and unconditional Letter of Credit issued by and drawn upon a commercial bank (hereinafter referred to as the "ISSUING BANK") with offices for banking purposes in the City of New York and approved by Landlord, which Letter of Credit shall have a term of not less than one year, be in form and content satisfactory to Landlord, be for the account of Landlord and be in the amount of $1,509,522.00. The Letter of Credit shall provide that:

              (a) The Issuing Bank shall pay to Landlord or its duly authorized representative an amount up to the face amount of the Letter of Credit upon presentation of only the Letter of Credit and a sight draft in the amount to be drawn;

              (b) The Letter of Credit shall be deemed to be automatically renewed, without amendment, for consecutive periods of one year each, unless the Issuing Bank sends written notice (hereinafter called the "NON-RENEWAL NOTICE") to Landlord by certified or registered mail, return receipt requested, not less than thirty (30) days next preceding the then expiration date of the Letter of Credit, that it elects not to have such Letter of Credit renewed;

              (c) Landlord, after its receipt of the Non-Renewal Notice, shall have the right, exercisable by a sight draft only, to receive the moneys represented by the Letter of Credit (which moneys shall be held by Landlord as a cash deposit pursuant to the terms of this Article pending the replacement of such Letter of Credit) (and Landlord shall have such right regardless of whether the Letter of Credit expressly gives Landlord such right); and

              (d) In the event of a sale or the transfer of the land or the Building, or Landlord's interest in any of the foregoing, or a leasing by Landlord or any of the foregoing or Landlord's interest therein, the Letter of Credit shall be transferable by Landlord as provided in Section D below, at no cost or expense to Landlord.

       D. In the event of a sale or transfer of the land or the Building, or the then Landlord's interest in the land or the Building, or a leasing by the then Landlord of the land or the Building or of Landlord's interest therein, Landlord shall, at no cost or expense to Landlord, transfer or assign such cash security or Letter of Credit, or both, as the case may be, to the vendee, transferee or lessee, and Landlord shall notify Tenant, by certified mail, return receipt requested, of such sale, transfer or lease, together with the name and address of such vendee, transferee or lessee, and Landlord shall thereupon be released by Tenant from all liability for the return of such cash security or Letter of Credit. In such event, Tenant agrees to look solely to the new landlord for the return of said cash security or Letter of Credit. It is agreed that the provisions hereof shall apply to every transfer or assignment made of said cash security or Letter of Credit to a new Landlord.

       E. Tenant covenants that it will not assign or encumber, or attempt to assign or encumber, such cash security or Letter of Credit, and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

       F. In the event that at any time during the term of this lease Landlord, in Landlord's reasonable opinion, believes that circumstances have occurred indicating that the Issuing Bank may be incapable of, unable to, or prohibited from honoring the then existing Letter of Credit (hereinafter referred to as the "EXISTING L/C") in accordance with the terms thereof, then, upon the happening of either of the foregoing, Landlord may send written notice to Tenant (hereinafter referred to as the "REPLACEMENT NOTICE") requiring Tenant within thirty (30) days to replace the Existing L/C with a new letter of credit (hereinafter referred to as the "REPLACEMENT L/C") from an Issuing Bank meeting the qualifications described in Section C. Upon receipt of a Replacement L/C meeting the qualifications of Section C, Landlord shall forthwith return the Existing L/C to Tenant. In the event that (a) a Replacement L/C meeting the qualifications of Section C is not received by Landlord within the time specified or (b) Landlord reasonably believes an emergency exists, then in either event, the Existing L/C may be presented for payment by Landlord and the proceeds thereof shall be held by Landlord in accordance with Sections A and B subject, however, to Tenant's right, at any time thereafter prior to a Tenant's default hereunder, to replace such cash security with a new letter of credit meeting the qualifications of Section C.

       G. If during the three (3) year period (the "FIRST SECURITY DEPOSIT PERIOD") commencing on the Rent Commencement Date, (a) this lease remains in full force and effect, and (b) Tenant is not in default in its obligation to pay any fixed rent or additional rent or to observe, perform or comply with any other term, covenant or condition in this lease on Tenant's part to observe, perform or comply with, then Tenant may, at any time thereafter, request Landlord to reduce the amount of the security deposit being held by Landlord under this Article to $1,000,000.00, in which event, provided that at the time of such request this lease is in full force and effect and the conditions in clause (b) above have been satisfied, and the amount of security then being held by Landlord under this Article is at least $1,509,522.00, Landlord shall either return to Tenant from the security deposit being held by Landlord under this Article the difference between the amount of security deposit being so held by Landlord and $1,000,000.00, or, if such security is in the form of a Letter of Credit, Landlord shall consent in writing to, and, at no cost to Landlord, (A) accept from the Issuing Bank, an amendment to the Letter of Credit which reduces the amount thereof to $1,000,000.00 but which does not otherwise amend or modify same, and (B) if requested by the Issuing Bank, execute and deliver to the Issuing Bank such instruments required by the Issuing Bank to effectuate such reduction.

       H. If during the three (3) year period (the "SECOND SECURITY DEPOSIT PERIOD") commencing on the date immediately following the First Security Deposit Period, (a) this lease remains in full force and effect, and (b) Tenant is not in default in its obligation to pay any fixed rent or additional rent or to observe, perform or comply with any other term, covenant or condition in this lease on Tenant's part to observe, perform or comply with, then Tenant may, at any time thereafter, request Landlord to reduce further the amount of the security deposit being held by Landlord under this Article to $500,000.00, in which event, provided that at the time of such request this lease is in full force and effect and the conditions in clause (b) above have been satisfied, and the amount of security then being held by Landlord under this Article is at least $1,000,000.00, Landlord shall either return to Tenant from the security deposit being held by Landlord under this Article the difference between the amount of security deposit being so held by Landlord and $500,000.00, or, if such security is in the form of a Letter of Credit, Landlord shall consent in writing to, and, at no cost to Landlord, (A) accept from the Issuing Bank, an amendment to the Letter of Credit which reduces the amount thereof to $500,000.00 but which does not otherwise amend or modify same, and (B) if requested by the Issuing Bank, execute and deliver to the Issuing Bank such instruments required by the Issuing Bank to effectuate such reduction.

       I.     Tenant's federal employer identification number is: __________.

53.    ARBITRATION:

       A. Either party may request arbitration of any matter in dispute with respect to which arbitration is expressly provided in this lease as the appropriate remedy. The party requesting arbitration shall do so by giving notice to that effect to the other party, and both parties shall promptly thereafter jointly apply to the American Arbitration Association (or any organization successor thereto) in the City and County of New York for the appointment of a single arbitrator.

       B. The arbitration shall be conducted in accordance with the then prevailing rules of the American Arbitration Association (or any organization successor thereto) in the City and County of New York and, subject to the terms of the immediately succeeding sentence, judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. In rendering such decision and award, the arbitrator shall not add to, subtract from, or otherwise modify the provisions of this lease.

       C. If, for any reason whatsoever, a written decision and award of the arbitrator shall not be rendered within sixty (60) days after the appointment of such arbitrator, then, at any time thereafter before such decision and award shall have been rendered, either party may apply to the Supreme Court of the State of New York or to any other court having jurisdiction and exercising the functions similar to those now exercised by such court, by action, proceeding, or otherwise (but not by a new arbitration proceeding) as may be proper to determine the question in dispute consistently with the provisions of this lease.

       D. All the expenses of the arbitration shall be borne by the parties equally.

54. ESTOPPEL CERTIFICATES: Each party agrees, at any time and from time to time, as requested by the other party, upon not less than ten (10) days' prior notice, to execute and deliver to the other a statement (i) certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and whether any options granted to Tenant pursuant to the provisions of this lease have been exercised,
(ii) certifying the dates to which the fixed rent and additional rent have been paid and the amounts thereof, (iii) stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this lease, or if Tenant is the certifying party, whether Tenant is in default, and, if so, specifying each such default of which the signer may have knowledge, (iv) stating whether Tenant has any rights to offsets or abatement of rent, (v) stating whether Tenant has prepaid any rent for more than one month in advance, and (vi) certifying such other reasonable information as the requesting party reasonably requests, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing and their respective successors and/or assigns. Breach of the foregoing will constitute Tenant's acknowledgement which may be relied on by any person holding or proposing to acquire an interest in the Building, this Lease or any superior mortgage, that this Lease is unmodified and in full force and effect and will constitute, as to any such person, a waiver of any defaults on Landlord's part which may exist prior to the date of such request. The foregoing shall not limit any other rights and remedies available to Landlord for breach of this Article.

55.    BROKER:

       A. Tenant covenants, warrants and represents that it had no conversations or other communications with any broker or finder except Colliers ABR, Inc. and Newmark & Company Real Estate, Inc. (collectively, the "BROKER") in connection with the leasing of the demised premises to Tenant and that, to Tenant's best knowledge, there were no brokers or finders except the Broker instrumental in consummating this lease. Tenant agrees to hold Landlord harmless against any claims for a brokerage commission or consultation fees arising out of any conversations or negotiations had by Tenant with any brokers or finders except for the Broker.

       B. Based upon the foregoing representation, Landlord has agreed to pay, pursuant to separate agreement, a brokerage commission to the Broker.

       C. Landlord covenants, warrants and represents that it had no conversations or other communications with any broker or finder (except the Broker) in connection with the leasing of the demised premises to Tenant and that, to Landlord's best knowledge, there were no brokers or finders except the Broker instrumental in consummating this lease. Landlord agrees to hold Tenant harmless against any claims for a brokerage commission or consultation fees arising out of any conversations or negotiations had by Landlord with any brokers or finders, including the Broker.

56.    HOLDING OVER

       Tenant acknowledges that possession of the demised premises must be surrendered to Landlord at the expiration or sooner termination of the term of this lease. Tenant agrees to indemnify and save Landlord harmless against all liabilities, costs, suits, demands, charges, and expenses of any kind or nature, including attorneys' fees and disbursements, resulting from a delay by Tenant in so surrendering the demised premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the demised premises as aforesaid will be extremely substantial, will exceed the amount of fixed rent and additional rent theretofore payable hereunder and will be impossible of accurate measurement. Tenant, therefore, agrees that if possession of the demised premises is not surrendered to Landlord within twenty-four (24) hours after the date of the expiration or sooner termination of the term of this lease, then Tenant shall pay to Landlord, as liquidated damages, a sum equal to two (2) times the per diem fixed rent and additional rent which was payable during the calendar month preceding the calendar month in which the term ended for each day Tenant holds over and fails to deliver possession of the demised premises; if Tenant has entered into a lease for new space and the landlord of such space has failed to provide such space to Tenant. Nothing herein contained shall be deemed to permit Tenant to retain possession of the demised premises after the expiration or sooner termination of the term of this lease. Landlord, by availing itself of the rights and privileges granted by this provision and the acceptance of the liquidated damages, shall not be deemed to have waived any of its rights and privileges granted in other provisions of this lease, and the rights granted in this Article shall be considered in any event as in addition to and not in exclusion of such other rights and privileges; provided that if Tenant has executed a lease for new space containing a commencement date no later than the day after the Expiration Date and failure of Tenant to vacate the demised premises is that the space covered by such new lease is unavailable for Tenant's occupancy on the projected commencement date of the new lease, then Landlord hereby waives and agrees not to enforce any such additional rights (including, without limitation, the right to receive consequential or incidental damages) if Tenant uses its best efforts to enforce the obligation of Tenant's new landlord to make Tenant's new space available for Tenant's occupancy and Tenant in fact does vacate the demised premises within thirty (30) days after the space caused by such new lease becomes available for Tenant's occupancy. The aforesaid provisions of this Article shall survive the expiration or sooner termination of the term of this lease.

57.    NOTICES:

       A. Except as otherwise expressly permitted in this lease, all notices, demands, approvals, consents, requests and other communications which under the terms of this lease, or under any statute, must or may be given or made by the parties hereto, must be in writing, and must be made either (i) by depositing such notice in the registered or certified mail of the United States of America, return receipt requested, or (ii) by delivering such notice by a nationally recognized commercial courier ("next business day delivery"), which courier provides for delivery with receipt guaranteed, addressed to each party as follows:

              If to Lat the address set forth on the first page of this lease

              With a copy to:      Greenberg Traurig
                                   200 Park Avenue
                                   New York, New York 10166
                                   Attention: Stephen L. Rabinowitz, Esq.



              If pursuant to Section 59, with a copy to:

                                   Newmark & Company Real Estate Inc.
                                   125 Park Avenue
                                   New York, New York 10017
                                   Attention: Mr. Ronald E. Goldberger

              If to Tenant:        The Street.Com, Inc.
                                   2 Rector Street
                                   New York, New York 10006
                                   Attention: General Counsel

                                   prior to the date Tenant has taken
                                   occupancy of the demised premises for the operation of its business,

                                   and at the demised premises, after such
                                   date.

              With a copy of default and
              termination notices
              only, to:            Skadden, Arps, Slate, Meagher & Flom LLP
                                   919 Third Avenue
                                   New York, New York 10021
                                   Attention: Neil Rock, Esq.
                                              (prior to 1/31/2000)

                                   4 Times Square
                                   New York, New York ___________
                                   Attention: Neil Rock, Esq.
                                              (after 1/31/2000)

       B. All notices, demands, approvals, consents, requests and other communications shall be deemed to have been delivered (i) if mailed as provided for in this Article, on the date which is three (3) business days after mailing or (ii) if sent by commercial courier, on the date which is one (1) business day after dispatching. Either party may designate by notice in writing given in the manner herein specified a new or other address to which such notice, demand, approval, consent, request or other communication shall thereafter be so given or made. Notwithstanding the foregoing all fixed rent and additional rent statements, bills and invoices may be given by regular mail.

58.    THE LOWER MANHATTAN PLAN:

       A. For purposes of this Article 58, unless otherwise defined in this Lease, all terms used herein shall have the meanings ascribed to them in Title 4 of Article 4 of the New York Real Property Tax Law (herein called the "LOWER MANHATTAN PLAN"). For purposes of the Lower Manhattan Plan, Tenant's Percentage Share shall mean Tenant's Proportionate Share (i.e., 7.508%).

       B. For so long as Tenant continues to be eligible for the real estate tax abatement benefits of the Lower Manhattan Plan (herein called the "LMP ABATEMENT BENEFITS") with respect to the demised premises, Landlord agrees to comply with the provisions and requirements of the Lower Manhattan Plan and the rules promulgated thereunder as same relate to the demised premises and to Landlord (in connection with Tenant's eligibility for the LMP Abatement Benefits), provided, however, that Tenant shall promptly pay to Landlord, as additional rent hereunder, the amount of all costs and expenses (including reasonable attorneys fees and expenses) incurred by Landlord in connection with such compliance, including, without limitation, the amount of any administrative charges or fees imposed by the New York City Department of Finance (herein called the "DEPARTMENT") in connection with such compliance.

       C. Tenant agrees to comply with the provisions and requirements of the Lower Manhattan Plan and the rules promulgated thereunder as same relate to the demised premises; and Tenant shall indemnify and hold harmless Landlord and all lessors under any superior leases and holders of any superior mortgages and its and their respective partners, directors, officers, principals, shareholders, agents and employees from and against any and all claims arising from or in connection with Tenant's failure to so comply, together with all costs, expenses and liabilities incurred in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses.

       D. (i) In accordance with the Lower Manhattan Plan and notwithstanding anything to the contrary contained in this Lease, Landlord agrees to allow Tenant a credit against the fixed annual rent and the recurring additional rent (including Tenant's Tax Payments) payable by Tenant hereunder in an amount that, in the aggregate, equals the full amount of any abatement of real estate taxes granted for the demised premises pursuant to the Lower Manhattan Plan and actually received by Landlord (herein called the "ACTUAL LMP BENEFITS"). Landlord shall, within thirty (30) days after its receipt of the Actual LMP Benefits, credit the full amount thereof against the next installments) of fixed annual rent and/or additional rent becoming due hereunder.

       (ii) Tenant shall promptly pay to Landlord, as additional rent hereunder, the amount of all or any portion of the Actual LMP Benefits that have been credited against fixed annual rent and/or additional rent becoming due hereunder, and which are thereafter revoked (including, without limitation, if such Actual LMP Benefits are revoked due to the exercise by Tenant of its right to assign or sublease pursuant to the terms of this Lease), together with any interest and/or penalties imposed against Landlord in connection with such Actual LMP Benefits.

       E. In accordance with Section 499-C(5) of the Lower Manhattan Plan, Landlord agrees and informs Tenant that the availability of the LMP Abatement Benefits are subject to the following:

       (i) an application for abatement of real property taxes pursuant to Title 4 of Article 4 of the New York Real Property Tax Law will be made for the demised premises;

       (ii) the rent, including amounts payable by Tenant for real property taxes, will accurately reflect any abatement of real property taxes granted pursuant to Title 4 of Article 4 of the New York Real Property Tax Law for the demised premises;

       (iii) at least thirty-five dollars ($35.00) per square foot must be spent on improvements to the demised premises and the common areas of the Building; and

       (iv) all abatements granted with respect to the Building pursuant to Title 4 of Article 4 of the New York Real Property Tax Law will be revoked if, during the Benefit Period, real estate taxes or water or sewer charges or other lienable charges are unpaid for more than one year, unless such delinquent amounts are paid as provided in subdivision four of section four hundred ninety-nine-f of Title 4 of the New York Real Property Tax Law.

       F. Nothing contained herein shall be construed to impose any obligation on Landlord to perform, or to incur any cost for, any improvements to the demised premises and/or the common areas to establish Tenant's eligibility for the LMP Abatement Benefits.

       G. (i) Landlord, upon not less than ten (10) business days advance written notice from Tenant, agrees to cooperate with Tenant to execute, deliver and file, together with the Abatement Application (as hereinafter defined), the affidavit required by Section 499C(7) of the Lower Manhattan Plan.

       (ii) Landlord, upon not less than ten (10) business days advance written notice from Tenant, agrees to cooperate with Tenant to execute, deliver and file, within one hundred eighty (180) days after the Commencement Date, an application (the "ABATEMENT APPLICATION") for a certificate of abatement in accordance with Section 499-D of the Lower Manhattan Plan. Landlord further agrees to provide all other information required by the Department pursuant to Section 499-D of the Lower Manhattan Plan and to otherwise comply with the provisions of said Section 499-D.

       (iii) For so long as Tenant continues to be eligible for the LMP Abatement Benefits with respect to the demised premises, Landlord, upon not less than ten (10) business days advance written notice from Tenant, agrees to cooperate with Tenant to annually execute, deliver and file a certificate of continuing eligibility in accordance with Section 499-F of the Lower Manhattan Plan, and any other certificates or filings required by the Lower Manhattan Plan.

       (iv) Tenant shall promptly pay to Landlord, as additional rent hereunder, the amount of all costs and expenses (including reasonable attorneys' fees and expenses) incurred by Landlord in connection with the performance of Landlord's obligations pursuant to this Section 58, including, without limitation, the amount of any administrative charges or fees imposed by the Department in connection with such compliance.

       H. In the event that Landlord shall default in the performance or observance of any of the covenants, terms, provisions or conditions on its part to be performed or observed under this Article 58, this lease shall remain unaffected thereby and shall continue in full force and effect, and Landlord's liability for such default, if any, shall be limited to the payment of damages which shall in no event exceed the aggregate amount of the LMP Abatement Benefits with respect to the demised premises to which Tenant would have been entitled but for such default.

       I. The rent commencement date for purposes of the Lower Manhattan Plan is the Rent Commencement Date.

       J. Notwithstanding anything contained in this Article 58, Landlord makes no representation or warranty as to the amount, if any, of Actual LMP Benefits that will be received by Landlord.

59.    ADDITIONAL SPACE OPTION

       A. (a) Tenant acknowledges that the entire rentable area of the 16th floor of the Building is presently leased to other tenants. Attached hereto as EXHIBIT F-1 is a list of the existing leases (collectively, the "16TH FLOOR LEASES") covering the entire rentable area of the 16th floor of the Building (the entire rentable area of the 16th floor of the Building being hereinafter referred to as the "16TH FLOOR ADDITIONAL SPACE"), together with the dates of expiration of each 16th Floor Lease (each a "16TH FLOOR LEASE EXPIRATION DATE"), a floor plan of each portion of the 16th Floor Additional Space covered by a 16th Floor Lease, the percentage of the total rentable area of the Building that each such portion represents (each a "16TH FLOOR PERCENTAGE"), and, for the purposes of determining the 16th Floor Additional Space Construction Payment and the Additional Space Fixed Rent (as such terms are hereinafter defined) for the 16th Floor Additional Space, a "Payment Factor" for each portion of the 16th Floor Additional Space covered by a 16th Floor Lease. Tenant shall have the one-time option (the "16TH FLOOR ADDITIONAL SPACE OPTION") to lease from Landlord the entire 16th Floor Additional Space (as opposed to leasing only portions thereof), for the periods commencing on the date (each a "16TH FLOOR ADDITIONAL SPACE COMMENCEMENT DATE") immediately following each 16th Floor Lease Expiration Date, and expiring on the Expiration Date, which 16th Floor Additional Space Option shall be exercised only by Tenant giving to Landlord notice thereof (the "16TH FLOOR ADDITIONAL SPACE EXERCISE NOTICE") on or before July 31, 2002 (the "16TH FLOOR ADDITIONAL SPACE EXERCISE NOTICE DATE"), TIME BEING OF THE ESSENCE, subject to the provisions of this Article. Landlord acknowledges that certain space on the 16th Floor consisting of 2,939 rentable square feet is currently vacant. Landlord agrees that until the option on the 16th Floor Additional Space is waived or expires in accordance with this Article 59 Landlord will not execute a lease for such space with an expiration date later than November 30, 2003. In addition, Landlord acknowledges that certain space leased to Wagner Stott Mercator ("WSM") expires on March 31, 2000. If Tenant desires to exercise the option to lease the space leased to WSM, the 16th Floor Additional Space Exercise Notice Date shall be October 1, 1999 with respect to such space only and Tenant shall have the right to exercise a 16th Floor Additional Space Option with respect to such space only without the obligation of exercising the 16th Floor Additional Space Option for the remainder of the 16th Floor; provided that for the remainder of the 16th Floor Additional Space the 16th Floor Additional Space Option shall be as otherwise set forth in this paragraph.

              (b) Tenant acknowledges that a portion of the rentable area of the 12th floor of the Building (substantially where shown in hatching on the floor plan attached to this lease as EXHIBIT F-2, which by this reference is made a part hereof) is presently leased to The Nippon Management Corp. and Nippon Fire International (USA) Inc. (collectively, "NIPPON") pursuant to a lease (the "NIPPON LEASE") which is fixed to expire on August 31, 2000. (Such portion of the 12th floor of the Building is hereinafter referred to as the "NIPPON ADDITIONAL SPACE.") Nippon has the option pursuant to the terms of the Nippon Lease to extend the term of the Nippon Lease beyond August 31, 2000. No later than September 30, 1999 Landlord shall notify Tenant whether or not Nippon has exercised such extension option. If Nippon exercises such extension option, then Tenant shall have no right or option to lease any portion of the Nippon Additional Space. If Landlord notifies Tenant that Nippon has not exercised such extension option, then Tenant shall have the one-time option (the "NIPPON ADDITIONAL SPACE OPTION") to lease from Landlord the entire Nippon Additional Space (as opposed to leasing only portions thereof), for the period commencing on September 1, 2000 (the "NIPPON ADDITIONAL SPACE COMMENCEMENT DATE"), and expiring on the Expiration Date, which Nippon Additional Space Option shall be exercised only by Tenant giving to Landlord notice thereof (the "NIPPON ADDITIONAL SPACE EXERCISE NOTICE") on or before January 15, 2000 (the "NIPPON ADDITIONAL SPACE EXERCISE NOTICE Date"), TIME BEING OF THE ESSENCE, subject to the provisions of this Article.

              (c) Tenant acknowledges that the entire rentable area of the 17th floor of the Building is presently leased to other tenants. Attached hereto as EXHIBIT F-3 is a list of the existing leases (collectively, the "17TH FLOOR LEASES") covering the entire rentable area of the 17th floor of the Building (each portion of the rentable area of the 17th floor of the Building covered by a 17th Floor Lease being hereinafter referred to as "17TH FLOOR ADDITIONAL SPACE"), together with the dates of expiration of each 17th Floor Lease (each a "17TH FLOOR LEASE EXPIRATION DATE"), a floor plan of each 17th Floor Additional Space, the percentage of the total rentable area of the Building that each 17th Floor Additional Space represents (each a "17TH FLOOR PERCENTAGE"), and, for the purposes of determining the Additional Space Fixed Rent for all of the 17th Floor Additional Space, a "Payment Factor" for each 17th Floor Additional Space. Provided that Tenant has exercised the 16th Floor Additional Space Option as to the entire rentable area of the 16th Floor in accordance with all of the applicable provisions of this Article and has exercised the Extension Option (as such term is hereinafter defined) in accordance with all of the applicable provisions of Article 60 below, Tenant shall have the one-time option (each a "17TH FLOOR ADDITIONAL SPACE OPTION") to lease from Landlord each 17th Floor Additional Space, in its respective entirety (as opposed to leasing only portions thereof), for the periods commencing on the date (each a "17TH FLOOR ADDITIONAL SPACE COMMENCEMENT Date") immediately following each 17th Floor Lease Expiration Date, and expiring on the Expiration Date, which 17th Floor Additional Space Options shall be exercised only by Tenant giving to Landlord notice thereof (each a "17TH FLOOR ADDITIONAL SPACE EXERCISE NOTICE") on or before the date (each a "17TH FLOOR ADDITIONAL SPACE EXERCISE NOTICE DATE"), which is one (1) year prior to the corresponding 17th Floor Lease Expiration Date, TIME BEING OF THE ESSENCE, subject to the provisions of this Article. Notwithstanding the foregoing, in the event that H.G. Wellington does not exercise its extension option for its space, and such lease expires on December 31, 2000, with respect to such space only the 17th Floor Additional Space Exercise Notice Date shall be six (6) months prior to the 17th Floor Lease Expiration Date for such space, and Tenant shall have the right to exercise its 17th Floor Additional Space Option with respect to such space only at such time without the obligation of first exercising the Extension Option.

              (d) The 16th Floor Additional Space, the Nippon Additional Space and all of the 17th Floor Additional Space are sometimes referred to hereinafter collectively as the "ADDITIONAL SPACE"; the 16th Floor Additional Space Option, the Nippon Additional Space Option and all 17th Floor Additional Space Options are sometimes referred to hereinafter collectively as the "ADDITIONAL SPACE OPTIONS"; the 16th Floor Additional Space Exercise Notice, the Nippon Additional Space Exercise Notice and the 17th Floor Additional Space Exercise Notices are sometimes referred to hereinafter collectively as the "ADDITIONAL SPACE EXERCISE NOTICES"; the 16th Floor Additional Space Exercise Notice Date, the Nippon Additional Space Exercise Notice Date and all of the 17th Floor Additional Space Exercise Notice Dates are sometimes referred to hereinafter collectively as the "ADDITIONAL SPACE EXERCISE NOTICE DATES"; the 16th Floor Additional Space Commencement Dates, the Nippon Additional Space Commencement Date and the 17th Floor Additional Space Commencement Dates are sometimes referred to hereinafter collectively as the "ADDITIONAL SPACE COMMENCEMENT DATES";

       B. Notwithstanding anything contained in this lease to the contrary, Tenant shall not have the Additional Space Option in question if, on the date Tenant gives to Landlord the corresponding Additional Space Exercise
Notice: (a) this lease is not in full force and effect; or (b) any of the events described in Article 16 of this lease exist or occurred prior thereto; or (c) there had been prior thereto a default of any of the terms, covenants or conditions of this lease on Tenant's part to observe, perform or comply with and a failure to cure such default after the giving of any required notice and the expiration of any applicable cure period; or (d) if prior thereto Tenant had been late in making any payment due to Landlord from Tenant under this lease for ten (10) or more days more than two (2) times during each applicable preceding twelve (12) month period (or portion thereof) (after the giving of any required notice and after the expiration of any applicable cure period) of the term of this lease.

       C. In addition to the provisions of Section B above, and notwithstanding anything contained in this lease to the contrary, the Additional Space Options shall be deemed revoked, null and void, and of no further force or effect, and the corresponding Additional Space Exercise Notice (or purported Additional Space Exercise Notice) given in connection with Tenant's attempt to exercise the Additional Space Options shall be ineffective and void ab initio as an Additional Space Exercise Notice: (a) if Tenant fails to give the Additional Space Exercise Notice to Landlord on or before the corresponding Additional Space Exercise Notice Date (TIME BEING OF THE ESSENCE) in the manner hereinbefore provided; or (b) if the notice given to Landlord amends, modifies or supplements (or attempts or purports to amend, modify or supplement) any of the Additional Space Terms (as hereinafter defined); or (c) if at the time of the giving of the Additional Space Exercise Notice, this lease is not in full force and effect, Tenant is in default of any of the terms, covenants or conditions of this lease on Tenant's part to observe, perform or comply with (after the giving of any required notice and after the expiration of any applicable cure period), or there exists any of the events described in
Article 16 of this lease; or (d) if Tenant fails to duly execute, acknowledge and deliver to Landlord the corresponding Additional Space Amendment (as hereinafter defined), prepared by Landlord and in the form and content set forth in Section D below, within thirty (30) business days after Landlord delivers counterparts of the Additional Space Amendment to Tenant; or (e) if on the Additional Space Commencement Date, this lease is not in full force and effect, Tenant is in default of any of the terms, covenants or conditions of this lease on Tenant's part to observe, perform or comply with (after any required notice and the expiration of any applicable cure period), or there exists any of the events described in
Article 16 above. (For the purposes of this Article, "ADDITIONAL SPACE TERMS" shall mean the terms and conditions set forth in each Additional Space Amendment.)

       D. If Tenant gives an Additional Space Exercise Notice to Landlord on or before the corresponding Additional Space Exercise Notice Date, TIME BEING OF THE ESSENCE, and in the manner set forth in Section A above, Landlord and Tenant shall enter into an amendment of this lease prepared by Landlord (such amendment being herein referred to as the "ADDITIONAL SPACE AMENDMENT"), which shall, effective from and after the Additional Space Commencement Date in question, add the Additional Space in question to the premises then demised under this lease upon all of the same terms, covenants and conditions of this lease, except that:

              (a) Effective from and after the Additional Space Commencement Date in question, the terms "demised premises," "Demised Premises" and "premises," as such terms are used in this lease, shall mean, collectively, the premises then demised under this lease and the Additional Space in question and the floor plan set forth on EXHIBIT A hereto shall be amended by adding thereto the floor plan of the Additional Space attached to this lease as part of EXHIBIT F-1, EXHIBIT F-2 OR EXHIBIT F-3, as the case may be;

              (b) Effective from and after the Additional Space
Commencement Date in question, the fixed rent payable by Tenant pursuant to
Section 38B of this lease shall be increased by the Additional Space Fixed Rent (as hereinafter defined); and

              (c) Effective from and after each Additional Space Commencement Date, subsections 39A(d) and 39F(e) of this lease shall be amended by increasing the "TENANT'S PROPORTIONATE SHARE" and the "TENANT'S OPERATIONAL PROPORTIONATE SHARE" by 1.11%, in the case of the Nippon Additional Space, or by the applicable 16th Floor Percentage or 17th Floor Percentage, as the case may be.

              (d) Tenant shall accept the Additional Space in question on the applicable Additional Space Commencement Date in its then "as-is" condition. Tenant acknowledges that neither Landlord, nor Landlord's agent, has made, or will be deemed to have made, any representations or promises in regard to any Additional Space. All installations, materials and work which may be required or desired by Tenant to equip, decorate and furnish the Additional Space in question for Tenant's occupancy thereof (hereinafter referred to as the "ADDITIONAL SPACE TENANT'S WORK"), shall be performed by Tenant, at Tenant's sole cost and expense as a Change, in accordance with the terms, covenants and conditions set forth in this lease, except that on account of the 16th Floor Additional Space and the Nippon Space only Landlord agrees to pay to Tenant, in accordance with, and subject to, the provisions of subsections 41B(b), (c), (d), (e) and (f) above, an amount (each an "ADDITIONAL SPACE CONSTRUCTION PAYMENT") equal to
(i) $10.00, multiplied by the corresponding "Payment Factor" set forth on EXHIBIT F-1 hereto for each portion of the 16th Floor Additional Space in respect of which a 16th Floor Additional Space Commencement Date has occurred and (ii) $102,330.00 with respect to the Nippon Space provided the Nippon Commencement Date has occurred, provided that at the time Landlord is otherwise obligated to make any Additional Space Construction Payments or any portion thereof, Tenant is not in breach or default of any of the terms, covenants and conditions of this lease on Tenant's part to observe, perform or comply with (after the giving of any required notice and after the expiration of any applicable cure period). For the purposes of applying subsections 41B(b), (c), (d), (e) and (f) above to the Additional Space Construction Payments, the terms "Construction Payment" and "Tenant's Work," as used in said subsections, shall be deemed references, respectively, to the applicable Additional Space Construction Payment and the Additional Space Tenant's Work in the 16th Floor Additional Space, the Nippon Space or the 17th Floor Additional Space, as applicable, and the references in said subsections to $2,424,555.00, shall be deemed references to the amount determined pursuant to clauses (i) and (ii) above. Landlord agrees that it shall not unreasonably withhold or delay its consent to (A) any Additional Space Tenant's Work that will put the Additional Space in question substantially in the condition that the premises initially demised to Tenant under this lease will be in upon completion of Tenant's Work, or
(B) with respect to the 16th Floor Additional Space, (provided Tenant has leased the entire rentable area of the 16th Floor as opposed to just the space currently leased to WSM) to the construction of a staircase between the 15th and 16th floors, and with respect to the 17th Floor Additional Space, to the construction of a staircase between the 16th and 17th floors, each staircase at a location mutually agreeable to Landlord and Tenant and subject to Landlord's approval of plans and specifications therefor in accordance with the provisions of Section 42E; provided that Tenant shall, upon Landlord's request, remove such staircases prior to the expiration or sooner termination of this lease, at Tenant's expense, and shall repair and restore the demised premises to the condition existing prior to such installation, and with respect to the 17th Floor Additional Space, provided that Tenant has leased the entire 17th floor.

              (e) If Landlord is unable to give possession of any Additional Space on the Additional Space Commencement Date in question because of the holding-over or retention of possession of any tenant, undertenant or occupants, or for any other reason, Landlord shall not be subject to any liability for failure to give such possession, and the validity of this lease or the Additional Space Amendment in question shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but (provided Tenant is not responsible for Landlord's inability to give such possession), the Additional Space Commencement Date in question shall be extended by the number of days that such possession of the Additional Space is so delayed. The provisions of this subsection are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law; and

              (f) Article 41 of this lease shall not apply to any of the Additional Space.

       E. Notwithstanding anything contained in this Article to the contrary, the Additional Space Options shall apply only to, and may not be exercised by any person or entity other than, the Tenant expressly named in this lease, provided the Tenant expressly named herein is the then tenant under this lease and occupies, on its own behalf, at least seventy-five (75%) percent of the rentable area of the premises then demised to Tenant under this lease, which area shall include space occupied by Affiliates or by subtenants who are subject to subleases with a term of no more than two
(2) years in the aggregate and which subtenants have no right or option to extend such term.

       F. (a) For the purposes of this Article the Additional Space Fixed Rent shall mean, for the Nippon Additional Space, $286,524.00 per year ($23,877.00 per month) during the First Rent Period, $296,757.00 per year ($24,729.75 per month) during the Second Rent Period, and $317,223.00 per year ($26,435.25 per month) during the Third Rent Period; in respect of the 16th Floor Additional Space and each 17th Floor Additional Space, the greater of (i) (A) $28.00 per year multiplied by the applicable Payment Factor during the First Rent Period, $29.00 per year multiplied by the applicable Payment Factor during the Second Rent Period, and $31.00 per year multiplied by the applicable Payment Factor during the Third Rent Period, plus (B) (1) the annual Tax Payment and the Operating Payment payable by Tenant as of the Additional Space Commencement Date in question, multiplied by (2) the corresponding 16th Floor Percentage or 17th Floor Percentage (collectively, the "ADDITIONAL SPACE MINIMUM RENT") and (ii) the fair market rental value of the 16th Floor Additional Space, on a per rentable square foot basis, multiplied by the corresponding 16th Floor Percentage or 17th Floor Percentage, to be determined as hereinafter provided in and to be calculated as of the first 16th Floor Additional Space Commencement Date on the basis of a new letting of the 16th Floor Additional Space and each 17th Floor Additional Space for the balance of the initial term of this lease (but taking into account the fact that the Base Taxes and the Base Operating Expenses that apply to the original demised premises also apply to the 16th Floor Additional Space and 17th Floor Additional Space, and taking into account such other factors as Landlord and Tenant deem relevant). The amount which equals the fair market rental value of the 16th Floor Additional Space or any 17th Floor Additional Space for the balance of the initial term of this lease is herein referred to as the "ADDITIONAL SPACE FMV AMOUNT."

              (b) The initial determination of the applicable Additional Space FMV Amount shall be made by Landlord. Landlord shall give notice (an "ADDITIONAL SPACE RENT NOTICE") to Tenant of the proposed Additional Space FMV Amount on or before the date which is one (1) month after it receives the corresponding Additional Space Exercise Notice. The Additional Space FMV Amount so determined by Landlord shall be deemed conclusive and binding upon Tenant unless on or before the date (the "ADDITIONAL SPACE DETERMINATION Date") which is thirty (30) days after Landlord gives to Tenant the Additional Space Rent Notice (i) Tenant gives to Landlord notice (the "ADDITIONAL SPACE DISPUTE NOTICE") that Tenant disputes the Additional Space FMV Amount so determined by Landlord, or (ii) Landlord and Tenant agree in writing (which agreement (an "ADDITIONAL SPACE FMV AGREEMENT") shall be duly executed and delivered by Landlord and Tenant) upon the fixed rent for the Additional Space in question. If Landlord and Tenant fail to so agree upon the fixed rent for the Additional Space in question, the Additional Space FMV Amount shall be determined by arbitration pursuant to subsection (c) below.

              (c) If Tenant gives to Landlord an Additional Space Dispute Notice in respect of the Additional Space FMV Amount so determined by Landlord as provided above, and Landlord and Tenant fail to execute and deliver an Additional Space FMV Agreement on or before the Additional Space Determination Date in question, then the Additional Space FMV Amount shall be determined by arbitration as follows:

                     (i) Landlord and Tenant shall each appoint an arbitrator by written notice given to the other party hereto not later than thirty (30) days after the Additional Space Determination Date. If either Landlord or Tenant fail to appoint an arbitrator within such period of time and thereafter fail to do so by written notice given within a period of five (5) days after notice by the other party requesting the appointment of such arbitrator, then such arbitrator shall be appointed by the AAA or its successor (the branch office of which is located in or closest to the City and State of New York), upon request of either Landlord or Tenant, as the case may be;

                     (ii) the two (2) arbitrators appointed as above provided shall designate a third independent arbitrator (the "INDEPENDENT ARBITRATOR"). Upon the failure of the two to agree upon the Independent Arbitrator, the Independent Arbitrator shall be appointed as provided in clause (a) above. Concurrently with the appointment of the Independent Arbitrator, each of the initial two arbitrators shall submit to the Independent Arbitrator, with copies to Landlord and Tenant, it's estimate of the FMV Amount. If the FMV Amount set forth in the submissions by Landlord's arbitrator and Tenant's arbitrator shall differ by less than $1.00 per rentable square foot for each year of the renewal term, then the FMV Amount shall be the average of the FMV Amounts set forth in Landlord's arbitrator's submission and Tenant's arbitrator's submission. If the FMV Amount set forth in Landlord's arbitrator's submission and Tenant's arbitrator's submission shall differ by more than $0.99 per rentable square foot for each year of the renewal term, averaged over the number of floors in the demised premises, the Independent Arbitrator shall conduct such investigations and hearings as he may deem appropriate and shall, within thirty (30) days after the date of his designation, choose either the FMV Amount set forth in Landlord's arbitrator's submission or the FMV Amount set forth in Tenant's arbitrator's submission as the Extension Rent. The Independent Arbitrator's choice shall be binding upon Landlord and Tenant. Landlord and Tenant shall each pay the fees and expenses of its own arbitrator. The fees and expenses of the Independent Arbitrator shall be shared equally and paid by Tenant and Landlord;

                     (iii) all of such arbitrators shall be M.A.I. or S.R.P.A. real estate appraisers having not less than ten (l0) years experience in appraising the value of leasehold interests in real estate similar to the Building located within the City of New York and whose appraisals are acceptable to savings banks or life insurance companies doing business in the State of New York;

                     (iv) If Tenant gives to Landlord an Additional Space Dispute Notice in respect of the Additional Space FMV Amount so determined by Landlord as provided above, and the fixed rent for the Additional Space in question shall not be finally determined pursuant to the terms of hereof on or before the Additional Space Commencement Date in question, then (x) the annual fixed rent payable by Tenant for the Additional Space in question until the fixed rent for the Additional Space in question shall be so finally determined shall, subject to adjustment as herein provided, be equal to the corresponding Additional Space Minimum Rent, and (y) if the fixed rent for the Additional Space in question, as finally determined pursuant to the terms hereof, shall be greater than the corresponding Additional Space Minimum Rent, then (A) the annual fixed rent payable by Tenant for the balance of the initial term of this lease shall be and become the fixed rent as so finally determined, and (B) Tenant shall, within twenty (20) days after Landlord's demand therefor, pay to Landlord an amount equal to the difference between (1) the sum of the actual fixed rent payments paid to Landlord from and after the Additional Space Commencement Date in question before such final determination and (2) the sum of the fixed rent payments that would have been payable by Tenant if the fixed rent for the Additional Space in question had been finally determined prior to the Additional Space Commencement Date in question.

       G. Except as expressly set forth in this Article, Tenant shall not have any option or right to lease or use the Additional Space or any part thereof, or any other portion of the Building.

       H. If for any reason, an Additional Space Option is not exercised in accordance with and subject to, the provisions of this Article, or is revoked or deemed revoked pursuant to the provisions of this lease, Landlord may, but shall not be obligated to, at any time and from time to time, lease, license or otherwise permit the use of, all or any portions of the Additional Space in question.

60.    EXTENSION OPTION:

       A. Tenant shall have the option (the "EXTENSION OPTION") to extend the term of this lease for a term (the "EXTENSION TERM") of five (5) years to commence on the day (the "EXTENSION TERM COMMENCEMENT DATE") next succeeding the Expiration Date and to expire on the day (the "EXTENSION TERM EXPIRATION DATE") which is the fifth (5th) anniversary of the Expiration Date, which Extension Option shall be exercised only by Tenant giving to Landlord notice thereof (the "EXTENSION EXERCISE NOTICE") on or before the date (the "EXTENSION EXERCISE NOTICE DATE") which is twelve (12) months prior to the Expiration Date, TIME BEING OF THE ESSENCE.

       B. Notwithstanding anything contained in this lease to the contrary, Tenant shall not have the Extension Option if on the date Tenant gives to Landlord the Extension Exercise Notice, (i) this lease is not in full force and effect, or (ii) there had been prior thereto a default of any of the terms, covenants or conditions of this lease on Tenant's part to observe, perform or comply with and a failure to cure such default after the giving of any required notice and the expiration of any applicable cure period or
(iii) if prior thereto Tenant had been late in making any payment due to Landlord from Tenant under this lease for ten (10) or more days more than two (2) times per each preceding twelve (12) month period (or portion thereof) (after the giving of any required notice and after the expiration of any applicable cure period) of the term of this lease.

       C. In addition to the provisions of Section A above, and notwithstanding anything contained in this lease to the contrary, the Extension Option shall be deemed revoked, null and void, and of no further force or effect, and the Extension Exercise Notice (or purported Extension Exercise Notice) given in connection with Tenant's attempt to exercise the Extension Option shall be ineffective and void ab initio as an Extension Exercise Notice, (i) if Tenant fails to give the Extension Exercise Notice to Landlord on or before the Extension Exercise Notice Date (TIME BEING OF THE ESSENCE) in the manner hereinbefore provided, or (ii) if at the time of the giving of the Extension Exercise Notice, this lease is not in full force and effect, Tenant is in default of any of the terms, covenants or conditions of this lease on Tenant's part to observe, perform or comply with (after the giving of any required notice and after the expiration of any applicable cure period), or there exists any of the events described in
Article 16 of this lease, or (iii) if prior to the Extension Term Commencement Date Tenant has been late in making any payment due to Landlord from Tenant under this lease for ten (10) or more days more than two (2) times during the preceding twelve (12) month period (or portion thereof) (after the giving of any required notice and after the expiration of any applicable cure period) of the term of this lease. Notwithstanding anything contained in this lease which may be deemed to the contrary, if Tenant exercises the Extension Option, but prior to the Extension Term Commencement Date, this lease or the term hereof has ended, expired or is not otherwise in full force and effect as a result of any of the events described in Article 16 of this lease, then, solely for the purposes of calculating the damages to which Landlord is entitled under Article 18 of this lease, the term of this lease shall be deemed to have been extended by the first twelve (12) months of the Extension Term, and the annual Extension Rent (as hereinafter defined) for the Extension Term shall be deemed to be the fixed rent in effect on the last day of the initial term of this lease, without taking into account any abatements thereof under
Section 1.08 hereof or otherwise.

       D. The Extension Term, if any, shall be upon, and subject to, all of the terms, covenants and conditions provided in this lease for the initial term hereof (including, without limitation, subsection 39A(c) and 39F(c)), except that:

              (a) any terms, covenants, or conditions hereof that are expressly or by their nature inapplicable to the Extension Term (including, without limitation, Articles 41, 59 and 60 hereof) shall not apply during the Extension Term; and

              (b) the annual fixed rent payable by Tenant during the Extension Term (hereinafter referred to as the "EXTENSION RENT") shall, subject to adjustment as otherwise in this lease provided, be an amount equal to the greater of (i) the Extension Minimum Rent (as defined in Section G below), and (ii) the fair market rental value of the demised premises, to be determined as provided in Sections E and F hereof and to be calculated as of the Extension Term Commencement Date on the basis of a new letting of the demised premises for the Extension Term for a term of five
(5) years (but taking into account the fact that the Base Tax Rate and the Base Year are not changed, that no tenant improvement allowances are being given and such other factors as Landlord and Tenant deem relevant). The amount which equals the fair market rental value of the demised premises for the Extension Term is herein referred to as the "FMV AMOUNT."

       E. The initial determination of the FMV Amount shall be made by Landlord. Landlord shall give notice (a "RENT NOTICE") to Tenant of the proposed FMV Amount on or before the date which is six (6) months prior to the Extension Term Commencement Date. The FMV Amount so determined by Landlord shall be deemed conclusive and binding upon Tenant unless on or before the date (the "DETERMINATION DATE") which is ninety (90) days after Landlord gives to Tenant the Rent Notice (a) Tenant gives to Landlord notice (the "DISPUTE NOTICE") that Tenant disputes the FMV Amount so determined by Landlord, or (b) Landlord and Tenant agree in writing (which agreement (an "FMV AGREEMENT") shall be duly executed and delivered by Landlord and Tenant) upon the fixed rent for the Extension Term. If Landlord and Tenant fail to so agree upon the fixed rent for the Extension Term, the FMV Amount for the Extension Term shall be determined by arbitration pursuant to Section F below.

       F. If Tenant gives to Landlord a Dispute Notice in respect of the FMV Amount so determined by Landlord as provided in Section E above, and Landlord and Tenant fail to execute and deliver an FMV Agreement on or before the Determination Date, then the FMV Amount for the Extension Term shall be determined by arbitration as follows:

              (a) Landlord and Tenant shall each appoint an arbitrator by written notice given to the other party hereto not later than thirty (30) days after the Determination Date. If either Landlord or Tenant fail to appoint an arbitrator within such period of time and thereafter fail to do so by written notice given within a period of five (5) days after notice by the other party requesting the appointment of such arbitrator, then such arbitrator shall be appointed by the AAA or its successor (the branch office of which is located in or closest to the City and State of New
York), upon request of either Landlord or Tenant, as the case may be;

              (b) the two (2) arbitrators appointed as above provided shall designate a third independent arbitrator (the "INDEPENDENT ARBITRATOR"). Upon the failure of the two to agree upon the Independent Arbitrator, the Independent Arbitrator shall be appointed as provided in clause (a) above. Concurrently with the appointment of the Independent Arbitrator, each of the initial two arbitrators shall submit to the Independent Arbitrator, with copies to Landlord and Tenant, it's estimate of the FMV Amount. If the FMV Amount set forth in the submissions by Landlord's arbitrator and Tenant's arbitrator shall differ by less than $1.00 per rentable square foot for each year of the renewal term, then the FMV Amount shall be the average of the FMV Amounts set forth in Landlord's arbitrator's submission and Tenant's arbitrator's submission. If the FMV Amount set forth in Landlord's arbitrator's submission and Tenant's arbitrator's submission shall differ by more than $0.99 per rentable square foot for each year of the renewal term, averaged over the number of floors in the demised premises, the Independent Arbitrator shall conduct such investigations and hearings as he may deem appropriate and shall, within thirty (30) days after the date of his designation, choose either the FMV Amount set forth in Landlord's arbitrator's submission or the FMV Amount set forth in Tenant's arbitrator's submission as the Extension Rent. The Independent Arbitrator's choice shall be binding upon Landlord and Tenant. Landlord and Tenant shall each pay the fees and expenses of its own arbitrator. The fees and expenses of the Independent Arbitrator shall be shared equally and paid by Tenant and Landlord.

              (c) all of such arbitrators shall be M.A.I. or S.R.P.A. real estate appraisers having not less than ten (l0) years experience in appraising the value of leasehold interests in real estate similar to the Building located within the City of New York and whose appraisals are acceptable to savings banks or life insurance companies doing business in the State of New York.

       G. If Tenant gives to Landlord a Dispute Notice in respect of the FMV Amount so determined by Landlord as provided in Section E, and the fixed rent for the Extension Term shall not be finally determined pursuant to the terms of Section E or F hereof on or before the Extension Term Commencement Date, then:

              (a) The annual fixed rent payable by Tenant during the Extension Term until the fixed rent for the Extension Term shall be so finally determined shall, subject to adjustment as herein provided, be equal to the fixed rent at the end of the initial term, plus the annual Tax Payment and the Operating Expense Payment payable by Tenant as of the Extension Term Commencement Date (collectively, the "EXTENSION MINIMUM RENT"); and

              (b) If the fixed rent for the Extension Term, as finally determined pursuant to the terms of Section F hereof, shall be greater than the Extension Minimum Rent, then (i) the annual fixed rent payable by Tenant for the balance of the Extension Term shall be and become the fixed rent as so finally determined, and (ii) Tenant shall, within twenty (20) days after Landlord's demand therefor, pay to Landlord an amount equal to the difference between (x) the sum of the actual fixed rent payments paid to Landlord during the Extension Term before such final determination and
(y) the sum of the fixed rent payments that would have been payable by Tenant if the fixed rent for the Extension Term had been finally determined prior to Extension Term Commencement Date.

       H. If, in accordance with and subject to, all of the terms, covenants and conditions contained in this Article, the term of this lease is extended for the Extension Term, then "EXPIRATION DATE," as such term is used in this lease, shall mean the "EXTENSION TERM EXPIRATION DATE," and "TERM OF THIS LEASE" (and comparable words), shall mean the initial term of this lease, as extended by the Extension Term. Notwithstanding anything which may be contained in this lease to the contrary, Landlord shall have no obligation or duty, nor shall Landlord be required, to make any repairs, installations, alterations or improvements to the demised premises or any portion thereof (including, without limitation, painting, finishing, plastering or decorating), with respect to the Extension Term, provided, however, that nothing contained in this sentence shall affect Landlord's obligations to perform the repairs that Landlord is expressly required to make under this lease. Except as expressly set forth in this Article, Tenant shall not have any option or right to extend or renew the term of this lease.

61.    MISCELLANEOUS:

       A. CONSENTIf Tenant shall request Landlord's consent or approval pursuant to any of the provisions of this lease or otherwise, and Landlord shall fail or refuse to give, or shall delay in giving, such consent or approval, Tenant shall in no event make, or be entitled to make, any claim for damages, except as specifically provided below (nor shall Tenant assert, or be entitled to assert, any such claim by way of defense, set-off, or counterclaim), based upon any claim or assertion by Tenant that Landlord unreasonably withheld or delayed its consent or approval, and Tenant hereby waives any and all rights that it may have, from whatever source derived, to make or assert any such claim. Tenant's sole remedy for any such failure, refusal, or delay shall be an action for a declaratory judgment, specific performance, or injunction, and such remedies shall be available only in those instances where Landlord has expressly agreed in writing not to unreasonably withhold or delay its consent or approval or where, as a matter of law, Landlord may not unreasonably withhold or delay the same ; provided that if Landlord is found to have acted arbitrarily and capriciously in denying its consent to any instance where Landlord may not unreasonably withhold or delay same, Tenant may additionally have a remedy at law against Landlord for Tenant's actual (but in no event consequential) damages caused by Landlord's arbitrary and capricious denial or refusal of consent. In addition, whenever in this lease Landlord is required to be reasonable in the granting of any consent or approval or otherwise, Landlord shall not be deemed to have been unreasonable in the refusal to give its consent or approval or otherwise, and Tenant shall not be entitled to the foregoing remedies, if: (a) Landlord is not permitted to do so under the terms of any superior lease or superior mortgage and Landlord certifies as to such to Tenant or (b) the consent or approval of any superior lessor or holder of superior mortgagee is required and has been denied.

       B.     CERTAIN DEFINITIONS.

              (a) The terms "INCLUDE," "INCLUDING" and "SUCH AS" shall each be construed as if followed by the phrase "WITHOUT BEING LIMITED TO" whether or not so stated.

              (b) Wherever there is a requirement that a consent or approval of a party hereto not be "UNREASONABLY WITHHELD" or words of similar import, such terms shall be construed as if followed by the phase "OR DELAYED" whether or not so stated.

              (c) The term "LAWS AND/OR REQUIREMENTS OF PUBLIC AUTHORITIES" and words of like import shall mean laws and ordinances of any or all of the federal, state, city, county and local governments and rules, regulations, orders and/or directives of any or all departments, subdivisions, bureaus, agencies or offices thereof, or of any other governmental, public or quasi-public authorities having jurisdiction over the land, the Building, the demised premises or any part thereof and/or the direction of any public officer pursuant to law.

              (d) The term "REQUIREMENTS OF INSURANCE BODIES" and words of like import shall mean rules, regulations, orders and other requirements of the New York Board of Fire Underwriters and/or the New York Fire Insurance Rating organization and/or any other body performing the same or similar functions and having jurisdiction or cognizance of the land, the Building and/or the demised premises.

              (e) The term "REPAIR" shall be deemed to include restoration and replacement as may be necessary to achieve and/or maintain good working order and condition. The foregoing definition is not intended and shall not be deemed to increase any repair obligations imposed on either Landlord or Tenant pursuant to the provisions of this lease.

              (f) The terms "PERSON" and "PERSONS" as used in this lease, shall be deemed to include natural persons, firms, corporations, limited liability companies, partnerships, associations and any other private or public entities.

              (g) All references in this lease to numbered or lettered articles, sections, paragraphs, subparagraphs, subdivisions, exhibits and schedules are references to articles, sections, paragraphs, subparagraphs, subdivisions, exhibits and schedules of this lease, as the case may be, unless expressly otherwise designated.

       C. RESERVATION. Except for the inside surfaces of all walls, windows and doors bounding the demised premises, including exterior building walls, core corridor walls and doors and any core corridor entrances and any space in or adjacent to the demised premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks, elevators, fire stairs or other building facilities and systems, and the use thereof, as well as access thereto through the demised premises for the purpose of operation, maintenance, decoration and repair, are reserved to Landlord.

       D. FORCE MAJEURE. The period of time during which either Landlord or Tenant is prevented or delayed in the performance of the making of any alterations, restorations, repairs improvements or other work required to be performed by such party or in fulfilling any other non-monetary obligation required under this lease due to delays caused by fire, catastrophe, strikes or labor trouble, civil commotion, acts of God or the public enemy, governmental prohibitions or regulations, or other causes beyond such party's reasonable control, shall be added to such party's time for performance thereof, and such party shall not be deemed in default hereunder as a result of such delay.

       E. COVENANTS AS CONDITIONS. All of the covenants of Tenant hereunder shall be deemed and construed to be "CONDITIONS" as well as "COVENANTS" as though the words specifically expressing or implying covenants and conditions were used in each separate instance.

       F. GOVERNING LAW. This lease shall be governed in all respects by the laws of the State of New York applicable to agreements made and wholly executed therein without reference to conflicts of laws principles.

       G. CONSTRUCTION. If any of the provisions of this lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this lease shall be valid and enforceable to the fullest extent permitted by law. This Agreement and the Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement or the Lease to be drafted.

       H. LEASE NOT BINDING UNTIL EXECUTED. Submission by Landlord of this lease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this lease and duplicate originals thereof shall have been delivered to the respective parties.

       I. PARTIES BOUND. If there shall be more than one person named as tenant herein, then all such persons shall be deemed to be joint tenants in the leasehold estate demised hereby, with joint and several liability hereunder.

       J. DUE AUTHORITY. Landlord and Tenant each represent to each other that the person executing and delivering the Lease is duly authorized to do so.

       K. INDEMNIFICATION. In all cases under the Lease where Landlord is entitled to indemnification by Tenant, Landlord shall notify Tenant in writing of any demand, claim, action, loss, liability, cost or expense which Landlord has determined could give rise to a claim for such indemnity promptly after Landlord has made such determination. The failure of Landlord timely to give such notice shall not release Tenant of its indemnity obligations hereunder except to the extent such failure directly causes or results in additional damages, losses, liabilities or expenses. Tenant shall be entitled to defend any such claim with counsel selected by Tenant, subject to the reasonable approval of Landlord.

       L. Wherever there is a requirement that Tenant be the "Tenant herein named" or words of similar import, such terms shall include Tenant and any successor of Tenant in its entirety.

62.    TELECOMMUNICATIONS EQUIPMENT INSTALLATION:

       A. From and after the date on which Tenant notifies Landlord of Tenant's desire to use the Roof Space (as hereinafter defined) for the installation, maintenance and operation on the roof of the Building of telecommunications equipment including a satellite dish or antennae (such notice being hereinafter referred to as the "TELECOMMUNICATIONS EQUIPMENT NOTICE"), Tenant shall have the right, in accordance with, and subject to, the provisions of this Article, to install, maintain and operate on the roof of the Building, at its sole cost and expense and throughout the balance of the term of this lease, one satellite dish or antennae and support equipment, on a pad that is no larger than 10' x 10' (hereinafter collectively referred to as the "Installations") located in the southwestern portion of the 26th floor roof of the Building in an area designated by Landlord, subject to all of the applicable terms, covenants and provisions of this lease, and subject to Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed) including, without limitation, approval as to size and method of attachment, which approval shall also be required for modifications to, and the removal of, the same. In connection with such installation, maintenance and operation, Tenant shall comply with all laws, ordinances, orders, rules, regulations and requirements of all governmental and quasi-governmental authorities having jurisdiction thereof; shall, prior to commencing the installation of the Installations, provide Landlord with a radiation hazard analysis satisfactory to Landlord, and prior to commencing the installation of the Installations, and from time to time thereafter, within ten (10) days after Landlord's request therefor, provide Landlord with the affidavit of a licensed and certified engineer, stating that the Installations comply with such laws, ordinances, orders, rules, regulations and requirements; and shall procure, maintain and pay for all permits, certificates, consents, authorizations and licenses required therefor, including all renewals thereof. The installation, maintenance and operation of the Installations shall be subject to all of the terms, covenants and conditions of Article 42, and of the other applicable provisions of this lease, as if such installation, maintenance and operation were a Tenant's Change. In addition to the provisions of Article 49 above, Tenant shall procure, maintain and pay for such liability and property damage insurance as Landlord shall reasonably require in connection with such installation, maintenance and operation, in form, substance and with limits of liability reasonably designated or reasonably approved, in writing, by Landlord. Tenant shall have Landlord, the holders of all superior mortgages and the agents and representatives of all of such holders and all other entities and persons reasonably designated by Landlord, named as additional insureds on all such insurance policies. In connection with the installation of the Installations on the rooftop, Tenant may use, subject to the provisions of this Article, those shaft(s) of the Building reasonably designated by Landlord to connect the Installations on the rooftop of the Building to the demised premises, and the existing four (4") inch diameter communications conduits from the 14th floor to the basement frame rooms.

B.     Intentionally omitted.



       C. Tenant shall pay for all electrical service required for Tenant's use of the Installations in accordance with Article 44 of this lease. In addition, all costs and expenses paid or incurred by or on behalf of Landlord in connection with the Installations (including, without limitation, the cost of reviewing plans and specifications), shall be reimbursed to Landlord, from time to time, within thirty (30) days after Landlord's demand therefor, and shall be deemed additional rent.

       D. Tenant covenants and agrees that the installation, maintenance, repair, operation and removal of the Installations on the rooftop of the Building or in any other part of the Building shall be at the sole risk of Tenant. Neither Landlord, nor any agent or employee of Landlord, shall be responsible or liable for any injury or damage to, or loss of, the Installations. Tenant, at Tenant's sole cost and expense, shall promptly repair any and all damage to the rooftop of the Building and to any part of the Building caused by or resulting from the installation, maintenance, repair, operation or removal of the Installations, and shall promptly maintain the Installations in good working condition, and promptly make all repairs thereto and replacements thereof; provided, however, that all maintenance, repair and replacement work shall be performed only by a contractor or contractors reasonably approved by Landlord. If Tenant fails to so maintain, or make any repairs to or replacements of, the Installations, the rooftop of the Building or any other part of the Building, Landlord may, but shall not be obligated to, perform such maintenance or make such repairs or replacements, and Tenant shall reimburse Landlord for all reasonable costs and expenses incurred by Landlord as a result thereof, within thirty (30) days after Landlord's demand therefor. To the extent that Landlord has purchased (or caused to have been purchased), or installed (or caused to have been installed), one
(1) or more components of the Installations, Landlord shall be deemed to have acted as Tenant's agent. At no cost to Landlord, and without any representations or warranties by Landlord, or recourse against Landlord, Landlord shall assign to Tenant, to the extent assignable to Tenant, Landlord's beneficial interest in all warranties and guarantees issued to Landlord in respect of the Installations, together with Landlord's rights (if any) to enforce such warranties and guarantees. Tenant shall indemnify and hold Landlord harmless from and against any and all actions, proceedings, liabilities, obligations, claims, damages, deficiencies, losses, judgments, suits, expenses and costs (including, without limitation, reasonable legal fees and disbursements) arising under or out of, or in connection with or resulting from the installation, maintenance, operation or presence of the Installations. Tenant further covenants and agrees that the Installations and any related equipment erected or installed by Tenant pursuant to the provisions of this Article shall be erected, installed, repaired, maintained and operated by Tenant at the sole cost and expense of Tenant and without charge, cost or expense to Landlord. Tenant hereby acknowledges that Landlord has made no representations or warranties as to whether the rooftop of the Building is suitable for the installation, maintenance or operation of the Installation, or whether the Installations can be used for its intended purpose. Landlord agrees, at no cost to Landlord, to reasonably cooperate with Tenant, at Tenant's sole cost and expense, in connection with Tenant's obtaining any approvals of the New York City Landmark's Commission in connection with the Installations.

       E. The portion of the rooftop of the Building on which the Installations are to be located is hereinafter referred to as the "ROOF Space." Tenant shall use the Roof Space for the installation, operation, maintenance and repair of the Installations, as hereinbefore and hereinafter provided, and for no other purpose. Tenant shall not make, or permit to be made, any alteration, installation, improvement, substitution or addition to the Roof Space or any other portion of the Building, except as expressly permitted under this lease.

       F. Notwithstanding anything contained in this lease which may be deemed to the contrary, (a) Landlord shall have, any may exercise, any and all of its rights and remedies under this lease, at law and in equity, with respect to the Roof Space and the Installations, (b) Tenant shall not have, and may not exercise any of its rights or remedies under this lease with respect to the Roof Space or the Installations, except as otherwise expressly set forth in this Article, and (c) Tenant shall have, and be responsible for, all of its obligations and liabilities under this lease at law and in equity with respect to the Roof Space and the Installations, all as if the Roof Space and the Installations, and such other portions of the Building on which or through which the Installations are located, were a part of the demised premises. The parties agree that Tenant's use of the roof of the Building is non-exclusive use and Landlord may use, and/or permit the use of, any other portion of the roof to any other person or entity for any use including the installation of other satellite dishes, antennae, generators and/or communications systems. Tenant shall not permit its use of the roof of the Building, or the installation, operation, maintenance, repair or removal of the Installations, to impair, interfere with or adversely affect Landlord's or such other person's or entity's data transmission and reception via their respective antennas or satellite dishes, and support equipment, if any, or the operation or use of any of the Building's systems or services. Provided that Tenant's level of microwave emissions from the Installations do not exceed an amount equal to Tenant's Proportionate Share of the total microwave emissions allowable for the Building as determined by the governmental authorities having jurisdiction thereof, Tenant shall not be required to reduce its level of microwave emissions in the event that the maximum level of microwave emissions for the Building is exceeded.

       G. (a) Tenant acknowledges that it is fully familiar and thoroughly acquainted with the condition of the roof of the Building, and that it has examined, investigated and inspected the roof of the Building and has had adequate opportunity to conduct such further examinations, investigations and inspections of the roof of the Building as it deemed necessary or desirable. Neither Landlord, nor any of its agents or representatives, has made or does make any representations or warranties as to the physical condition of the roof, or as to whether any portion of the roof (including the Roof Space) can be used for the installation or operation of an antenna or satellite dish, or as to whether any of the laws, orders, regulations, directions, rules or requirements referred to in Section A above permits, prohibits, restricts or limits Tenant in any way to so install and operate, or from so installing and operating, an antenna on the Roof Space or any other portion of the Building, or as to whether any of the permits, certificates, consents, authorizations and licenses referred to in Section A above will be issued or given.

              (b) Nothing contained in this Article, including, without limitation, the incorporation or application of certain provisions of this lease to the installation, operation and maintenance of the Installations and the Roof Space and the designation of the Use Fee (as hereinafter defined) as additional rent, shall grant (or be deemed to have granted) any leasehold or other possessory rights, title, estates or interests in or to the Roof Space or any other portion of the Building. Tenant's use of the Roof Space, and its right to install, operate and maintain the Installations, is a license, and shall be subject to Section 713, Paragraph 7 of the New York Real Property Actions and Proceedings Law and all other applicable laws. Landlord may, by giving notice to Tenant, suspend the within license (i) temporarily in order to allow the making of any and all repairs, replacements, changes, modifications, improvements, decorations or substitutions (collectively, "REPAIRS") to the Roof Space or any other portion of the Building, which Landlord, in Landlord's discretion, deems necessary or desirable, (ii) temporarily if the whole or any portion of the Roof Space or the Building shall be damaged or destroyed by fire or other casualty, or acquired or condemned for any public or quasi-public use or purpose, (iii) temporarily or permanently if Landlord is temporarily or, as the case may be, prohibited, prevented or limited from permitting Tenant to use the Roof Space on account of any of the laws, orders, regulations, directions, rules or requirements of governmental authorities pertaining to the Building or the Roof Space or Section A above or by reason of strikes, labor troubles, accidents, inability to obtain insurance at commercially reasonable rates, repairs or any other cause beyond Landlord's reasonable control, or (iv) if Tenant's maintenance, use or operation of the Installations impairs, interferes with or adversely affects Landlord's or any other person's or entity's data transmission or reception via their respective antennae or satellite dishes, and support equipment (other than antennae or satellite dishes of other tenants of the Building that are installed on the roof of the Building after the installation of the Installations), or the operation or use of any of the Building's systems or services (all of the foregoing in this subsection (b) being hereinafter collectively referred to as "UNAVOIDABLE EVENTS", and individually as an "UNAVOIDABLE EVENT"). If in connection with any of the foregoing, Landlord temporarily suspends the within license, then this Article and the obligations of Tenant to observe, perform and comply with all of the terms, covenants and conditions in this Article on Tenant's part to observe, perform and comply with, shall not be affected, impaired or excused on account thereof, except that the Use Fee shall be abated, on a per diem basis, for each and every day of such temporary revocation that Tenant does not operate the Installations. If in connection with any of the foregoing, Landlord does not so revoke the within license, Landlord shall use reasonable efforts to minimize interference with Tenant's operation of the Installations during the time that the Repair is being performed, the Roof Space is being repaired in connection with such fire, other casualty, acquisition or condemnation, or the Unavoidable Event is being corrected, as the case may be, provided that "reasonable efforts" by Landlord shall not be interpreted to require Landlord to incur any additional costs in order to minimize such interference, provided that Landlord agrees to notify Tenant of the amount of any increased costs which may be required to minimize such interference and, if Tenant pays to Landlord such increased costs, Landlord shall agree to perform such work in such manner. Notwithstanding anything contained in this Section G to the contrary, Landlord may not permanently revoke the within license if upon the completion of the Repair, the completion of any repair in respect of such fire, other casualty, acquisition or condemnation, or the completion of such correction, as the case may be, the Roof Space will continue to be used for the installation and operation of an antenna or satellite dish.

              (c) If the Roof Space or any part thereof shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate notice thereof to Landlord. Notwithstanding anything to the contrary contained in this lease, Landlord shall have no obligation to repair any damage to, or to replace the Installations or any fixtures, furniture, furnishing, equipment or other property or effects of Tenant related to the Installations. In no event shall Tenant be entitled to receive any portion of insurance proceeds or award for, or have any claim whatsoever against Landlord or the condemning authority in connection with, any such damage, destruction, acquisition or condemnation.

       H. Tenant shall not directly or indirectly, by operation of law, or otherwise, assign or otherwise transfer the within license or its rights under this Article, or underlet, sublet, or sublicense, the within license, any of such rights, or any portion of the Roof Space. Tenant acknowledges and agrees that the within license and the rights granted to Tenant pursuant to this Article, are granted exclusively for the enjoyment of the Tenant named herein, and for no other persons or entities. If Tenant assigns any of its right, title or interest in this lease, or sublets, or permits any person or entity to use, any portion of the Roof Space, then the within license and all such rights shall be revoked and terminated on the effective date of such assignment or the commencement date of such sublease or use, as the case may be. Notwithstanding the foregoing, Tenant shall be permitted to assign or otherwise transfer the within license to the assignee of Tenant's interest in this lease, or to Tenant's subtenant (if such subtenant is subleasing at least 90% of the rentable area of the demised premises) in connection with an assignment of the lease or sublease of all or substantially all of the demised premises, which assignment or sublease is approved, or is deemed approved, by Landlord pursuant to the provisions of Article 48.

       I. The Installations and related equipment installed by Tenant pursuant the provisions of this Article shall be Tenant's Property, and, upon the expiration of the term of this lease, or such earlier date selected by Tenant, shall be removed by Tenant, at Tenant's sole cost and expense, and Tenant shall repair any damage to the rooftop of the Building, or any other portion or portions of the Building caused by or resulting from said removal. If the Installations and related equipment are so removed by Tenant prior to the expiration of the term of this lease, Tenant may so notify Landlord (such notice being hereinafter referred to as the "TELECOMMUNICATIONS EQUIPMENT TERMINATION NOTICE"). The giving of the Telecommunications Equipment Termination Notice will be effective only if on or prior to Landlord's receipt thereof, Tenant has removed the Installations and all related equipment in accordance with the provisions of this Article.

       J. Landlord, upon thirty (30) days' prior written notice to Tenant, may reasonably relocate the Installations and related equipment to other areas of the Building and rooftop thereof, which relocation shall be at Tenant's sole cost and expense, provided such relocation shall not materially reduce the performance of the Installations, and which right of relocation shall be in addition to any and all of Landlord's other rights and remedies under this lease or available at law or in equity if the necessity therefor results from any failure of Tenant to observe, perform or comply with any of the terms, covenants or conditions contained in this
Article 62. Tenant agrees to cooperate with Landlord in connection with any such relocation.

       K. In consideration of Tenant's right to use portions of the Building in connection with the installation, operation and maintenance of the Installations, Tenant shall pay to Landlord, without notice or demand, in lawful money of the United States of America, by check drawn on a bank which is a member of the New York Clearinghouse Association, at the office of the Landlord in the Building or at such other place as Landlord may designate, as additional rent, the sum of $1,000.00 per month (the "USE FEE"), in advance, on the first day of each and every month during the term of this lease, from and after the date on which Tenant gives the Telecommunications Equipment Notice to Landlord, provided Landlord delivers the Satellite Space to Tenant through the expiration date of the term of this lease or through such earlier date on which Landlord receives the Satellite Termination Notice. (If the date on which Tenant gives the Telecommunications Equipment Notice to Landlord is not the first (1st) day of a calendar month, or if the expiration date of the term of this lease or the date on which Landlord receives the Satellite Termination Notice is not the last day of a calendar month, the Use Fee for such month(s) shall be prorated.) Landlord shall have the same rights and remedies for non-payment of the Use Fee as for non-payment of fixed rent. There shall be no abatement or reduction of, reduction from, or counterclaim or setoff against the Use Fee, unless otherwise specifically and expressly permitted in this Article.

63.    LOWER MANHATTAN ELECTRICAL PLAN

       Tenant acknowledges receipt of advice from Landlord to the effect that, prior to the date of this Agreement, Landlord filed an application to qualify the Building under the ICIP. Landlord and Tenant further acknowledge that in the event the Building qualifies under the ICIP, then due to such qualification, the Building may also qualify under the Lower Manhattan Energy Plan, Article 2-I of the General City Law of the City of New York (the "LMEP") and, if Landlord has applied for, and successfully qualifies the Building under the LMEP, then Landlord shall credit against Tenant's Cost, the reduction in the Landlord's Rate realized by the Building under the LMEP to the extent attributable to the demised premises. In accordance with Article 2-I of the General City law of the City of New York, subsection 25-bb(c)(5), Landlord shall set forth on all invoices for Tenant's bills from Landlord for electricity (for which reductions thereof are by reason of the applicability of the LMEP), substantially the following language:

       "Tenant may be entitled to share a rebate which your Landlord has received for charges for energy pursuant to the revitalization area energy rebate program. The amount is separately stated and identified in this bill."



              IN WITNESS WHEREOF, Landlord and Tenant have duly executed this lease as of the day and year first above written.

                                                LANDLORD:

                                                W12/14 WALL ACQUISITION
                                                ASSOCIATES LLC


                                                By:  /s/ Arthur Wrubel
                                                     ------------------------
                                                     its Manager

                                                TENANT:

                                                THE STREET.COM, INC.

                                                By:  /s/ Michael Zuckert
                                                     ------------------------
                                                      Name:  Michael Zuckert
                                                      Title: Vice President



STATE OF NEW YORK             )
                              : SS.:
COUNTY OF NEW YORK            )


       On July 7, 1999, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared Michael Zuckert, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                /s/ Deborah R. Slater (SEAL)
                                                ----------------------------
                                                       NOTARY PUBLIC



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                                   EXHIBIT A

                                  FLOOR PLAN

===============================================================================



                               SEE ATTACHED




























                                PLEASE INITIAL:

                                 LANDLORD AW

                                  TENANT PKK


                      [Picture of Floor Plan omitted]
===============================================================================


                                   EXHIBIT B

                                LANDLORD'S WORK

===============================================================================

As used in this lease, "building standard" shall mean such materials, equipment, fixtures and specifications as Landlord may elect to use from time to time as a part of its standard construction substantially throughout the Building. Unless otherwise indicated or provided in this Exhibit B, all materials, equipment and fixtures to be provided as part of Landlord's Work, and all specifications for Landlord's Work, shall be building standard.

                                MEMORANDUM

EXISTING TOILET ROOMS:
Landlord, at Landlord's expense, shall:
Remove existing hung ceilings and any exposed hazardous materials, Renovate toilet rooms to standard of 17th floor toilets using equal or better fixtures, finishes, hardware, lighting and other materials, Install new 2' X 2' ceilings, Install strobe lights, Connect to building exhaust shafts, and provide for makeup air door louvers or transfer ductwork, Tenant shall install toilet room sprinklers as part of their installation.

ADA TOILET ROOM
Landlord to construct and / or provide tenant access to, an ADA compliant unisex toilet room on the 11th, 12th, 14th or 15th floor of the Building. Landlord shall submit plans for same for Tenant's review and approval, which approval will not be unreasonably withheld (and which approval shall be deemed given if Tenant does not respond to Landlord's request therefor within five (5) days after Landlord gives such request to Tenant), toilet room partitioning, if located on 14th or 15th floor, must be completed, on exterior sides, prior to the commencement Tenant's Work.

FIRE ALARM:
Landlord, at Landlord's sole expense, shall provide both 14th and 15th floors with the following Class E System capabilities: System with strobe and speaker capabilities and sufficient points on each floor for connection of Tenant's standard office installation; At base building elevator lobbies, base building electrical closets, toilet rooms; strobes, speakers, pull boxes, floor wardens, elevator recall, smoke detectors, sprinkler flow and tamper switches, fire / smoke dampers (at exit points from building supply and return shafts), all installed and fully operational in compliance with current code and ADA requirements.

ADA COMPLIANCE:
Landlord shall relocate to ADA compliant heights the following: Elevator call buttons and indicator lights on the 14th and 15th floors; Building Class E fire pull boxes and floor wardens.

ELECTRICAL SERVICE:
Landlord agrees to perform the following electrical riser work:

*Remove old riser cables from the conduit in the shaft of the electrical closet.
*install (8) 400 MCM THHN in existing 4" conduit and terminate in new 400A disc. Sw. in 14 A closet, fuse at 400A.
*install (8) 400 MCM THHN in existing 3 1/2" conduit and terminate in new 400A disc. Sw. in 15 A closet, fuse at 400A.
*install (8) 250 MCM THHN in existing 3" conduit and terminate in new 300A disc Sw. in 14B closet, fuse at 300A in D level Sw. Rm. and at 14b closet. *install new 3 1/2" conduit in metal grate floored shaftway from spare 400 A Sw. (fuse at 300A) at SWBD #3 at C level subbasement to 15th floor B electrical closet with (8) 250 MCM THHN, terminate in new 400A disconnect sw, fused at 300A.
Landlord shall be solely responsible, at Landlord's sole cost and expense, for the removal of abandoned cabling and devices from base building electrical closets for the 14th and 15th floors, their existing mixed usage for power and low voltage cabling, fire ratings of their partitions, penetrations, (that exist prior to commencement of Tenant's Work), smoke detectors, replacement of missing trims in compliance with all other New York City electrical code requirements for currently in effect (existing base building "A" & "B" closets only).

BMS SYSTEMS
Landlord acknowledges that it is solely responsible for all BMS control devices, thermostats, sensors, panels, wiring, etc. for proper operation of Landlord's BMS system throughout the term of the lease.

FIRE SMOKE DAMPERS:
Landlord shall, at Landlord's sole cost and expense, install and connect to the Building's power and fire alarm system, fire/smoke dampers at all building supply and return air ducts at their exit points from each floor's (14th and 15th) supply and return air shafts and restore fire rated construction of shafts as required by code.

DEMOLITION:
Landlord, at Landlord's sole cost and expense, shall complete the interior demolition of the 14th and 15th floors as follows: Removal of all hung acoustical, plaster and lath ceilings, black iron and associated construction, Terra cotta toggle bolt anchors shall remains. Removal of all abandoned conduit, wiring, piping and abandoned devices back to base building risers. Removal of any exposed hazardous materials.


Tenant agrees to accept under floor cell system as-is, Landlord makes no claims as to the completeness or condition of any existing floor duct or cell system.

FIREPROOFING & FIRE RATINGS
Landlord shall replace all missing fireproofing from structural steel and restore all core shaft wall, floor and ceiling slab fire ratings in compliance with current code requirements, prior to commencement of Tenant's installations.

BUILDING INDUCTION UNITS
Landlord shall deliver to Tenant base building perimeter induction units, cleaned, with all filter, covers and grilles in place, in good working order with all required controls. Landlord shall coordinate such work with Tenant's Work so as to work in harmony with Tenant's performance of the installation thereof. Landlord shall request Tenant's written acceptance of induction unit covers & grilles at project onset and subsequent acceptance of cleaned, repaired units after Tenant's major construction but prior to installation of Tenants' flooring & painting.

FIRE STAIR PROGRAMMING:
Landlord confirms that the 14th and 15th floors are currently non re-entry floors for all fire stairs. Landlord agrees not to reprogram the 14th or 15th floor unless required to by changes in applicable codes.


                                PLEASE INITIAL:

                                 LANDLORD AW

                                  TENANT PKK



===============================================================================

                                   EXHIBIT C

                             INTENTIONALLY OMITTED

===============================================================================































                                PLEASE INITIAL:

                                 LANDLORD AW

                                  TENANT PKK




===============================================================================


                                   EXHIBIT D

                             INTENTIONALLY OMITTED

===============================================================================






























                                PLEASE INITIAL:

                                 LANDLORD AW

                                  TENANT PKK





===============================================================================


                                   EXHIBIT E

                                     SNDA

===============================================================================


RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:
White & Case LLP
1155 Avenue of the Americas
New York, New York  10036
Attention:  Jeffrey J. Temple, Esq.


                        SUBORDINATION, NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT


              THIS AGREEMENT, dated as of ___________ __, 1999 between PW Real Estate Investments Inc. ("Mortgagee"), having its principal place of business at 1285 Avenue of the Americas, New York, New York, 10019, and The Street.Com, Inc. ("Tenant"), having its principal place of business at 2 Rector Street, New York, New York 10006.


                             W I T N E S S E T H:


       WHEREAS, Tenant has entered into a certain lease dated _____________ (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement, the "Lease") with W12/14 Wall Acquisition Associates LLC (the "Landlord"), covering certain premises more fully described in the Lease (the "Premises");

       WHEREAS, Mortgagee provided or will provide permanent financing to Landlord and other entities which is secured by, inter alia, first and second priority mortgages (collectively, the "Mortgage") on the interests of Landlord in the property described in Exhibit "A" attached hereto, of which the Premises are a part (the "Property");

       WHEREAS, Mortgagee and Tenant mutually desire the subordination of the Lease to the Mortgage and the recognition of the Lease by Mortgagee upon the terms and conditions hereinafter set forth.

       NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, and in consideration of the mutual promises, covenants and agreements herein contained, the parties hereto, intending to be legally bound hereby, promise, covenant and agree as follows:

       1. Notwithstanding anything to the contrary set forth in the Lease, the Lease and all estates, rights, options, liens and charges therein contained or created thereunder is and shall be subject and subordinate to the lien, terms, covenants, provisions and conditions of the Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all advances made or to be made thereunder and all sums secured hereby.

       2. If Mortgagee or any trustee for Mortgagee takes possession of the Premises and/or the Property, as mortgagee-in-possession or otherwise, forecloses the Mortgage, acquires title to the Property be deed in lieu of foreclosure, or otherwise causes the Premises and/or the Property to be sold pursuant to the Mortgage or any other security instrument given to Mortgagee, Mortgagee agrees not to join Tenant as a party defendant in any action to foreclose the Mortgage (unless an applicable law requires Tenant to be made a party thereto as a condition to proceeding against Landlord) or to terminate or affect the Lease nor to affect or disturb all rights of Tenant under the Lease, including, but not limited to, the rights of possession, occupancy and use of the Premises and the Property at the rental and upon the terms and conditions set forth in the Lease, and the right to exercise and enjoy all expansion and extension options (if any) under the Lease so long as Tenant is not then in default under any of the terms, covenants, or conditions of the Lease or this Agreement (after the giving of any required notice and after the expiration of any applicable cure period) and the Lease is in full force and effect.

       3. If Mortgagee succeeds to the interest of Landlord under the Lease and/or to title to the Premises and/or the Property, or if anyone else acquires title to or the right to possession of the Premises and/or the Property upon the foreclosure of the Mortgage or by other sale pursuant to the Mortgage, or upon the sale of the Premises and/or the Property by Mortgagee or its successors and assigns after foreclosure or other sale pursuant to the Mortgage or acquisition of title in lieu thereof or otherwise, Mortgagee or its successors or assigns or the then owner of the Premises and/or the Property after foreclosure or other sale pursuant to the Mortgage (hereinafter collectively referred to as "Successor Landlord"), and Tenant hereby agree to be bound to one another under all of the terms, convenants and conditions of the Lease and Tenant agrees to make full and complete attornment to Successor Landlord so as to establish direct priority or estate and contract between Successor Landlord and Tenant with the same force and effect as if the Lease were originally made directly between Successor Landlord and Tenant; accordingly from and after such event, Successor Landlord and Tenant shall have the same remedies against one another for the breach of an agreement contained in the Lease as Tenant and Landlord had before Successor Landlord succeeded to the interest of Landlord; provided, however, that Successor Landlord shall not be:

              (a) liable for any act, omission or negligence of any prior landlord (including the present Landlord); or

              (b) subject to any claims, offsets or defenses which Tenant might have against any prior landlord (including the present Landlord), except for any claims, defenses or offsets expressly allowed under the terms of the Lease and which accrue after Successor Landlord succeeded to the interest of Landlord; or

              (c) obligated to cure any defaults of Landlord which occurred, or to make any payments to Tenant which was required to be paid by Landlord, prior to the time that Successor Landlord succeeded to the interest of Landlord under the Lease; or

              (d) bound by any agreement, modification, termination or surrender of the Lease made without the written consent of Mortgagee; or

              (e) bound by any rent or additional rent which Tenant might have paid for more than the then current month or any termination payment or other prepaid charge to any prior landlord (including the present Landlord) except as required pursuant to the terms of the Lease; or

              (f) liable for any security deposited under the Lease unless such security has been physically delivered to Successor Landlord; or

              (g) liable for any defects (latent, patent or otherwise) in the design, workmanship, materials, construction or otherwise with respect to the Premises and/or the Property; or

              (h) liable for obligated to comply with or fulfill any of the obligations of any prior landlord (including the present Landlord) under the Lease or any agreement relating thereto with respect to the construction of, or payment for, improvements on or about the Premises (or any portion thereof), leasehold improvements, tenant work letter and/or similar items.

              If the Lease shall have terminated by operation of law or otherwise as a result of or in connection with a bankruptcy case commenced by or against Landlord or a foreclosure action or proceeding or delivery of a deed in lieu, upon request by Successor Landlord, Tenant shall promptly execute and deliver a direct lease with Successor Landlord which direct lease shall be on substantially the same terms and conditions as the Lease (subject, however, to the provisions of clauses (a)-(h) of this Section 3) and shall be effective as of the date the Lease shall have terminated as aforesaid.

       4. Although the foregoing provisions of this Agreement shall be self-operative, Tenant agrees to execute and deliver to Mortgagee or to any person to whom Tenant herein agrees to attorn, such other instrument or instruments as Mortgagee or such other person shall from time to time request in order to confirm said provisions.

       5.     Tenant hereby warrants and represents, covenants and agrees that:

              (a) Mortgagee, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements.

              (b) Tenant shall not prepay in excess of one month or compromise payment of rent or other sums due or to become due under the Lease except as required by the terms of the Lease.

              (c) Upon receipt by Tenant of a notice from Mortgagee that Landlord has defaulted under the Mortgage and has failed to cure the default within any applicable grace period set forth in the Mortgage and requesting Tenant to henceforth make all payments under the Lease to Mortgagee, Tenant shall thereafter pay directly to Mortgagee all rent and other sums due and to become due under the Lease.

              (d) Tenant shall not alter or modify the Lease in any respect or terminate or surrender the Lease without the prior written consent of Mortgagee except in the event of a casualty as permitted by the Lease.

              (e) Tenant shall deliver to Mortgagee, in accordance with
Section 9 hereof, a duplicate of each notice delivered to Landlord at the same time as such notice is given to Landlord.

              (f) Tenant is now the sole owner of the leasehold estate created by the Lease and shall not hereafter assign or sublease the Lease or any portion thereof except as permitted by the terms thereof.

              (g) Except in the event of a casualty as permitted by the Lease, Tenant shall not seek to terminate the Lease or claim partial or total eviction or abate or reduce the rent payable under the Lease by reason of any act, omission or default of Landlord without prior written notice thereof to Mortgagee and the lapse thereafter of such time as under the Lease was offered to Landlord in which to remedy the default after which time Mortgagee, as its option, may remedy any such act, omission or default with thirty (30) days after the expiration of such time as Landlord was permitted to cure such default; provided, however, that with respect to any default of Landlord under the Lease which cannot be remedied within such time, it Mortgagee commences to cure such act, omission or default within such time and thereafter diligently proceeds with such efforts, Mortgagee shall have such time as is reasonably necessary to complete curing such act, omission or default. If Mortgagee cannot reasonably cure such act, omission or default until after Mortgagee obtains possession of the Premises, Tenant may not terminate or cancel the Lease or claim partial or total eviction or abate or reduce the rent payable under the Lease by reason by such act, omission or default, until the expiration of a reasonable period necessary for the remedy after Mortgagee secures possession of the Premises. To the extent Mortgagee incurs any expenses or other costs in curing or remedying such act, omission or default, including without limitation, attorneys' fees and disbursements, Mortgagee shall be subrogated to Tenant's rights against any prior landlord (including Landlord). Notwithstanding the foregoing, (i) Mortgagee shall have no obligation hereunder to remedy any act, omission or default of any prior landlord (including Landlord) and (ii) the cure period provided to Mortgagee in this paragraph shall in no event be less than the period to which Landlord or Mortgagee would be entitled under the Lease or otherwise after similar notice, to remedy any act, omission or default of any prior landlord (including Landlord).

              (h) This Agreement satisfies any condition or requirement in the Lease, if any, relating to the granting of a non-disturbance agreement with respect to the Mortgage and, to the extent that the Lease shall entitle Tenant to notice of the existence of any mortgage and the identity of any mortgagee, this Agreement shall constitute such notice to Tenant with respect to the Mortgage and Mortgagee.

              (i) Upon and after the occurrence of a default under the Mortgage, Mortgagee shall be entitled, but not obligated, to exercise the claims, right, powers, privileges and remedies of Landlord under the Lease and shall be further entitled to the benefits of, and to receive and enforce performance of, all of the covenants to be performed by Tenant under the Lease as though Mortgagee were named therein as Landlord. Tenant shall be absolutely entitled to rely on any notice received from Mortgagee and shall not be required to inquire as to whether there has been a default under the Mortgage or whether Mortgagee is entitled to possession of the Premises or receive payments under the Lease.

              (j) Notwithstanding Section 2 hereof, if the Lease provides that Tenant is entitled to expansion space or any other space, Successor Landlord shall have no obligation nor any liability for failure to provide such expansion space or such other space if a prior landlord (including Landlord), by reason of a lease or leases entered into by such prior landlord (including Landlord) with other tenants of the Property, has precluded the availability of such expansion space or such other space, but this provision shall not alter, amend, waive or impair any rights Tenant may have against such prior landlord.

              (k) Tenant agrees to enter into a subordination, non-disturbance and attornment agreement with any lender which shall succeed Mortgagee as lender with respect to the Property, or any portion thereof, provided such agreement is substantially similar to the Agreement.

              (l) Tenant has not subordinated the Lease or its rights thereunder to any other mortgage or lien. Tenant agrees not to subordinate the Lease or any of its rights thereunder to any other mortgage or lien without the prior written consent of Mortgagee.

       6. Except as specifically provided in this Agreement, Mortgages shall not, by virtue of this Agreement, the Mortgage or any other instrument to which Mortgagee may be a party, be or become subject to any liability or obligation to Tenant under the Lease or otherwise.

       7. Anything herein or in the Lease to the contrary notwithstanding, Successor Landlord shall have no obligation, nor incur any liability beyond Successor Landlord's then equity interest of Successor Landlord, if any, in the Premises for the payment and discharge of any obligations imposed upon Successor Landlord hereunder or under the Lease, and Successor Landlord is hereby released and relieved of any other obligations hereunder and under the Lease. Tenant agrees that with respect to any money judgment which may be obtained or secured by Tenant against Successor Landlord, Tenant will look solely to the estate or interest owned by Successor Landlord in the Property, and Tenant will not collect or attempt to collect any such judgment out of other assets of Successor Landlord.

       8. Tenant waives the provisions of any statute of rule of law now or hereafter in effect which may give or purport to give it any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder by reason of any foreclosure proceeding in respect of the Mortgage.

       9. All notices shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, (b) expedited prepaid delivery service, either commercial or Untied States Postal Service, with proof of attempted delivery or (c) by facsimile, addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other party hereto in the manner provided for in this Section):

              If to Mortgagee:

              PW Real Estate Investments Inc.
              1285 Avenue of the Americas, 19th Floor
              New York, New York  10019
              Attention:  Ms. Meg Murray
              Facsimile Number:  (212) 713-7998

       with a copy to:

              White & Case LLP
              1155 Avenue of the Americas
              New York, New York  10036
              Attention:  Jeffrey J. Temple, Esq.
              Facsimile Number:  (212) 354-8113

       If to Tenant:

              THE STREET.COM, INC.
              14 WALL STREET
              NEW YORK, NY
              Attention:  General Counsel
              Facsimile Number:

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery on a business day during business hours; in the case of registered or certified mail, when delivered or the first attempted delivery on a business day during business hours; in the case of expedited prepaid delivery, upon the first attempted delivery on a business day during business hours; or in the cased of facsimile notice, when sent and electronically confirmed on a business day during business hours, addressed as set forth above, and, in each case, if such delivery of facsimile is made or sent other than during business hours on a business day, such delivery shall be deemed to have been made on the next succeeding business day.

       10. TENANT AND MORTGAGE HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH. THIS WAIVER OF RIGHT TO TRAIL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY TENANT AND MORTGAGEE AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. TENANT OR MORTGAGEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

       11. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       12. This Agreement may not be modified except by an agreement in writing signed by the parties or their respective successors in interest. The terms, covenants and conditions contained herein shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, specifically including, but not limited to, Tenant's assignees and subtenants and any purchaser at a sale of Landlord's leasehold interest in the Property under or pursuant to Mortgage, including a transfer in lieu of foreclosure. If any term of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term to such person or circumstance other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

       IN WITNESS WHEREOF, the parties have executed this Subordination, Non-Disturbance and Attornment Agreement as of the date first written above.

                                  TENANT:
                                  THE STREET.COM, INC.

                                  By:_______________________________________
                                     Name:
                                     Title:


                                  MORTGAGEE:

                                  PW INVESTMENTS INC.

                                 By:_______________________________________
                                    Name:
                                    Title:

                    Acknowledgment and Consent of Landlord


              Landlord acknowledges and consents to the terms and conditions of this Agreement and agrees that Tenant, upon receipt from Mortgagee of notice that Landlord has defaulted under the Mortgage or any of the loan documents entered into between Landlord and Mortgagee and has failed to cure the default within any applicable grace period set forth in the Mortgage or such loan documents, shall pay to Mortgagee directly all rent and other sums due and to become due under the Lease regardless of whether such notice is consented to or contested by Landlord; and Landlord hereby waives any right to demand from Tenant payment to Landlord of such rent and other sums after Mortgagee has sent any such notice to Tenant.


                                 LANDLORD:


                                 By:_______________________________________
                                    Name:
                                    Title:





STATE OF             )
                     ) ss.:
COUNTY OF            )


       On ___________________, before me, a Notary Public in and for said County and State, personally appeared _________________, to me known, who, being by me duly sworn, and depose and say that (s)he resides at _______________________; that (s)he is the _____________of
_______________________, the _______________ that signed the above instrument; and that (s)he signed his/her name thereto by the authority of the board of directors of said company.

       Witness my hand and official seal.





                                             ________________________(SEAL)
                                                Notary Public


                                             My commission expires:




STATE OF             )
                     ) ss.:
COUNTY OF            )


       On ___________________, before me, a Notary Public in and for said County and State, personally appeared _________________, to me known, who, being by me duly sworn, and depose and say that (s)he resides at _______________________; that (s)he is the _____________of PW Real Estate
Investments Inc., the corporation that signed the above instrument; and that (s)he signed his/her name thereto by the authority of the board of directors of said company

       Witness my hand and official seal.





                                             ________________________(SEAL)
                                                Notary Public


                                             My commission expires:





STATE OF             )
                     ) ss.:
COUNTY OF            )


       On ___________________, before me, a Notary Public in and for said County and State, personally appeared _________________, to me known, who, being by me duly sworn, and depose and say that (s)he resides at _______________________; that (s)he is the _____________of
_______________________, the _______________ that signed the above instrument; and that (s)he signed his/her name thereto by the authority of the board of directors of said company.

       Witness my hand and official seal.




                                             ________________________(SEAL)
                                                Notary Public


                                             My commission expires:




                                   EXHIBIT A

                        (Legal Description of Property)





























                                PLEASE INITIAL:

                                 LANDLORD AW

                                  TENANT PKK



===============================================================================


                                  EXHIBIT F-1

                          16TH FLOOR ADDITIONAL SPACE

===============================================================================



                                 RENTABLE       LEASE        16TH FLOOR     PAYMENT
           TENANT                SQ. FT.      EXPIRATION     PERCENTAGE     FACTOR
------------------------------ ------------- ------------- ---------------- ---------
A.  Wagner Stott Mercator         4,380        3/31/00         0.47%         4,380
B.  Vacant
C.  Capital International
    Group                         7,176       11/30/03         0.78%         7,176
D.  RPM Specialist                5,192        8/31/03         0.56%         5,192
E.  Walter N. Frank               6,882        8/31/03         0.75%         6,882
F.  Advantage                     6,310       11/30/03         0.68%         6,310
G.  Storage                         168                                        168
H.  Storage                       1,068                        0.11%         1,068


                                PLEASE INITIAL:

                                 LANDLORD AW

                                  TENANT MSZ



                      [Picture of Floor Plan Omitted]

===============================================================================


                                  EXHIBIT F-2

                            NIPPON ADDITIONAL SPACE

===============================================================================



                               SEE ATTACHED












                                PLEASE INITIAL:

                                 LANDLORD AW

                                  TENANT MSZ




                      [Picture of Floor Plan Omitted]


===============================================================================


                                  EXHIBIT F-3

                          17TH FLOOR ADDITIONAL SPACE

===============================================================================



                                 RENTABLE       LEASE        17TH FLOOR      PAYMENT
           TENANT                SQ. FT.      EXPIRATION     PERCENTAGE      FACTOR
------------------------------ ------------- ------------- ---------------- ------------
A.  Conference Center             4,389        12/31/05         0.47%            4,389
B.  Physicians Health             7,215          2004           0.78%            7,215
C.  HG Wellington & Co.          17,242        12/31/00*        1.87%           17,242



*H.G. Wellington & Co. has the option pursuant to the terms of its lease to extend the term of such lease for an additional term fixed to expire on 12/31/05. If Wellington exercises such option, Tenant's option to lease such space shall be for the period following such extension term.



                                PLEASE INITIAL:

                                 LANDLORD AW

                                  TENANT PKK



                      [Picture of Floor Plan Omitted]

===============================================================================


                                   EXHIBIT G

                              AFTER HOURS CHARGES

===============================================================================


       As of the date of this lease, Landlord's cost of providing after-hours heating and air-conditioning services is $241.50 per hour for the 14th and 15th floors combined, with a four (4) hour minimum charge required, subject to increase from time to time, effective on January 1, 2000 and on a CPI Increase Effective Date, by the percentage increase in the then Price Index for the average monthly Price Index for the twelve
(12) month period ending with the November immediately preceding the CPI Increase Effective Date in question, above the Base Price Index.
















                                PLEASE INITIAL:

                                 LANDLORD AW

                                  TENANT MSZ





                                   GUARANTY

       FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.

Dated:___________________________19__

_________________________________
Guarantor

_________________________________
Witness

_________________________________
Guarantor's Residence

_________________________________
Business Address

_________________________________
Firm Name




STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


       On this __________ day of ___________, 19 , before me personally came ____________________________ to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

 .......                                   ------------------------------
 .......                                                Notary



                            IMPORTANT - PLEASE READ

                     RULES AND REGULATIONS ATTACHED TO AND
                           MADE A PART OF THIS LEASE
                        IN ACCORDANCE WITH ARTICLE 33.


1 The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2 The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3 No carpet, rug or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4 No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5 No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premise if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear at the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule.

6 No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7 Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8 Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9 Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10 Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11     Intentionally omitted.

12     Intentionally omitted.

13 If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services.

14 Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent not to be unreasonably withheld. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

15 Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.